UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21922

RS Variable Products Trust

(Exact name of registrant as specified in charter)

388 Market Street San Francisco, CA	94111
(Address of principal executive offices)	(Zip code)

Matthew H. Scanlan

c/o RS Investments

388 Market Street

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-221-3253

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

2012 Annual Report

All data as of December 31, 2012

RS Variable Products Trust

•	RS Large Cap Alpha VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2012. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS LARGE CAP ALPHA VIP SERIES

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianlife.com.

RS Large Cap Alpha VIP Series Commentary 2012 Annual Report

Highlights

•	The U.S. equity market, as measured by the S&P 500® Index,[1] delivered positive performance in 2012 despite economic and political uncertainty and concerns over the potential outcome of the European debt crisis.

•	RS Large Cap Alpha VIP Series underperformed the Russell 1000® Value Index[2] and outperformed the S&P 500® Index for the year ending December 31, 2012. Stock selection in the financial services, materials, producer durables, healthcare, and energy sectors detracted from results relative to the Russell 1000® Value Index. The Fund’s relative performance benefited from stock selection in the consumer discretionary, technology, and consumer staples sectors. A lack of exposure to the underperforming utilities sector was also beneficial.

•	The Fund seeks long-term capital appreciation by seeking to identify large cap companies with improving returns on invested capital, based on the investment team’s assessment of risk (the possibility of permanent capital impairment) and its assessment of reward (the future value of an enterprise).

Market Overview

Equity markets, as measured by the S&P 500® Index, started out the year on a positive note, as investors welcomed encouraging economic news and low U.S. interest rates. Investors became more risk averse in the spring, however, as disappointing U.S. employment growth, the ongoing European debt crisis, and signs of weakening growth in Asia raised fears of a renewed global economic slowdown. The sell-off was especially severe for a variety of energy- and commodities-related stocks. Market sentiment improved by the end of the summer, due in part to news of additional quantitative easing measures undertaken by the U.S. Federal Reserve and other world central banks. In September, aided by some signs of improving U.S. economic growth, the S&P 500® Index rebounded to reach its highest close in nearly five years. Nonetheless, political uncertainty contributed to renewed downward market volatility in the fourth quarter, as investors contemplated the approaching “fiscal cliff,” a series of automatic tax increases and spending cuts scheduled to go into effect at the beginning of 2013. Although all sectors of the Russell 1000® Value Index of large cap value stocks ended the year with positive returns, the energy, technology, and utilities sectors delivered the weakest performance.

Fund Performance Overview

RS Large Cap Alpha VIP Series returned 16.52% for the 12 months ended December 31, 2012, underperforming the benchmark Russell 1000® Value Index, which returned 17.51%. The Fund outperformed the benchmark S&P 500® Index, which returned 16.00%.

Global economic uncertainty in 2012 often created a difficult environment for commodities-related shares, including the Fund’s holdings in Goldcorp Inc., a gold mining company, and in Praxair Inc., a supplier of compressed, ultra-pure oxygen and other gases used in industrial and high-tech applications. Both stocks were detractors from the Fund’s relative performance to the Russell 1000® Value Index. Despite the recent difficult environment, we believe that the long-term outlook for many raw materials markets remains intact, driven primarily by rising marginal costs of supply.

The Fund’s relative performance was also hindered by an investment in Activision Blizzard Inc., a publisher of interactive online and computer-based gaming software. Activision’s stock faced pressure due in part to the lack of a new console upgrade cycle to drive software sales. Nonetheless, a new hardware upgrade cycle is expected in 2013. We also remain positive about Activision’s business prospects, given the popularity of its games, including the Call of Duty franchise and its innovative Skylander franchise, a product line that provides additional streams of revenue through the sale of collectible game pieces.

In the consumer discretionary sector, we continue to look for companies that we believe have the potential for meaningful improvements in their returns on invested capital. This approach led us to specialty apparel retailer Gap Inc. Gap’s stock performed well for the Fund in 2012, aided by strong sales trends for its premium brands, including Gap, Old Navy, Banana Republic, and Athleta. The company saw improvements in its profit margins and returns on invested capital, affirming our investment thesis. As a result, we took profits on the position as it reached our target valuation and reallocated capital to other attractively priced holdings that we believe offer more upside potential.

3

RS LARGE CAP ALPHA VIP SERIES

Another standout positive contributor, Internet commerce pioneer eBay Inc. has benefited from growing sales volumes, as well as from its expanding PayPal online payments business. The company is beginning to see substantial margin improvement due, we believe, to its largely fixed cost base and its ongoing penetration of international markets.

In the financial services sector, we continue to look for value in the property and casualty insurance industry, which we believe is in the early stage of a multi-year improvement in pricing. Property and casualty insurer Allstate Corp. was a strong contributor to Fund returns in 2012. In our view, Allstate’s disciplined underwriting practices and captive agency distribution model represent competitive advantages that will continue to drive improving returns.

Outlook

Looking ahead, we acknowledge that the economy faces a host of challenges, including a constrained consumer base, mounting budget deficits, and the ongoing debt and austerity crisis in Europe. At the same time, we believe that we have seen improvement in other fundamentals supporting economic growth and company earnings potential. We believe that these improvements include the slow re-emergence of U.S. manufacturing, a growing appreciation for the United States’ energy position, and initial signs of improvement in the U.S. housing market. In this environment, we continue to seek out companies that we believe will drive future value creation for owners and remain largely ignored by many investors in today’s public equity markets.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianlife.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2012.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets.

4

RS LARGE CAP ALPHA VIP SERIES

Characteristics (unaudited)

Total Net Assets: $972,252,471

Sector Allocation vs. Index[3]

Top Ten Holdings[4]

Holding	% of Total Net Assets
Southwestern Energy Co.	4.34%
Motorola Solutions, Inc.	4.07%
Pfizer, Inc.	4.01%
Occidental Petroleum Corp.	3.97%
Yahoo! Inc.	3.95%
News Corp., Class A	3.69%
Thomson Reuters Corp.	3.58%
The Allstate Corp.	3.44%
Merck & Co., Inc.	3.41%
The Mosaic Co.	3.37%
Total	37.83%

1	The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.
2	The Russell 1000® Value Index is an unmanaged market–capitalization–weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.
3	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

5

RS LARGE CAP ALPHA VIP SERIES

Performance Update (unaudited)

Average Annual Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Large Cap Alpha VIP Series	4/13/83	16.52%	7.38%	1.74%	7.05%	10.16%
Russell 1000® Value Index[2]		17.51%	10.86%	0.59%	7.38%	11.11%
S&P 500® Index[1]		16.00%	10.87%	1.66%	7.10%	10.54%

Since inception performance for the indexes is measured from 3/31/1983, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Large Cap Alpha VIP Series, the Russell 1000® Value Index, and in the S&P 500® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Stock Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect for the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianlife.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12-12/31/12	Expense Ratio During Period 7/1/12-12/31/12
Based on Actual Return	$1,000.00	$1,084.50	$2.93	0.56%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.32	$2.85	0.56%

* Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS LARGE CAP ALPHA VIP SERIES

December 31, 2012	Shares	Value
Common Stocks – 95.4%
Advertising Agencies – 1.1%
The Interpublic Group of Companies, Inc.	964,800	$10,632,096

		10,632,096
Aerospace – 2.5%
Lockheed Martin Corp.	263,093	24,280,853

		24,280,853
Asset Management & Custodian – 3.6%
Franklin Resources, Inc.	80,000	10,056,000
State Street Corp.	535,020	25,151,290

		35,207,290
Banks: Diversified – 5.2%
KeyCorp	3,618,120	30,464,570
PNC Financial Services Group, Inc.	174,000	10,145,940
Wells Fargo & Co.	294,500	10,066,010

		50,676,520
Building Materials – 1.9%
Martin Marietta Materials, Inc.	193,440	18,237,523

		18,237,523
Chemicals: Specialty – 3.1%
Praxair, Inc.	274,437	30,037,130

		30,037,130
Computer Services, Software & Systems – 7.2%
Symantec Corp.(1)	1,657,550	31,178,515
Yahoo! Inc.(1)	1,930,680	38,420,532

		69,599,047
Consumer Services: Miscellaneous – 1.1%
eBay, Inc.(1)	216,490	11,045,320

		11,045,320
Diversified Manufacturing Operations – 1.0%
Honeywell International, Inc.	158,305	10,047,618

		10,047,618
Diversified Media – 3.7%
News Corp., Class A	1,405,075	35,885,616

		35,885,616
Diversified Retail – 1.2%
Liberty Interactive Corp., Class A(1)	590,370	11,618,482

		11,618,482
Drug & Grocery Store Chains – 2.2%
CVS Caremark Corp.	441,500	21,346,525

		21,346,525
Electronic Entertainment – 3.1%
Activision Blizzard, Inc.	2,819,262	29,940,562

		29,940,562
Fertilizers – 3.4%
The Mosaic Co.	578,187	32,742,730

		32,742,730

December 31, 2012	Shares	Value
Financial Data & Systems – 3.6%
Thomson Reuters Corp.	1,198,444	$34,826,783

		34,826,783
Foods – 4.0%
Kellogg Co.	352,980	19,713,933
Mondelez International, Inc., Class A	761,400	19,392,858

		39,106,791
Health Care Management Services – 3.1%
UnitedHealth Group, Inc.	564,978	30,644,407

		30,644,407
Insurance: Life – 4.8%
Aflac, Inc.	364,874	19,382,107
Prudential Financial, Inc.	503,040	26,827,123

		46,209,230
Insurance: Property-Casualty – 3.4%
The Allstate Corp.	833,430	33,478,883

		33,478,883
Machinery: Engines – 1.0%
Cummins, Inc.	86,000	9,318,100

		9,318,100
Oil Well Equipment & Services – 1.1%
Schlumberger Ltd.	159,749	11,069,008

		11,069,008
Oil: Crude Producers – 11.6%
Concho Resources, Inc.(1)	391,060	31,503,793
Occidental Petroleum Corp.	504,374	38,640,092
Southwestern Energy Co.(1)	1,263,275	42,206,018

		112,349,903
Pharmaceuticals – 9.6%
Merck & Co., Inc.	808,971	33,119,273
Pfizer, Inc.	1,554,380	38,983,850
Warner Chilcott PLC, Class A	1,802,921	21,707,169

		93,810,292
Precious Metals & Minerals – 1.7%
Goldcorp, Inc.	450,305	16,526,194

		16,526,194
Scientific Instruments: Control & Filter – 2.6%
Parker Hannifin Corp.	294,080	25,014,445

		25,014,445
Securities Brokerage & Services – 2.6%
CME Group, Inc.	232,566	11,793,422
The Charles Schwab Corp.	962,000	13,814,320

		25,607,742
Telecommunications Equipment – 4.1%
Motorola Solutions, Inc.	711,440	39,612,979

		39,612,979

8	The accompanying notes are an integral part of these financial statements.

RS LARGE CAP ALPHA VIP SERIES

December 31, 2012	Shares	Value
Transportation Miscellaneous – 1.9%
United Parcel Service, Inc., Class B	246,620	$18,183,293

		18,183,293
Total Common Stocks (Cost $862,716,831)		927,055,362

	Principal Amount	Value
Repurchase Agreements – 3.5%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/31/2012, maturity value of $34,352,019, due 1/2/2013(2)	$34,352,000	34,352,000
Total Repurchase Agreements (Cost $34,352,000)		34,352,000
Total Investments - 98.9% (Cost $897,068,831)		961,407,362
Other Assets, Net - 1.1%		10,845,109
Total Net Assets - 100.0%		$972,252,471

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Bond	4.50%	8/15/2039	$35,043,215

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$927,055,362	$—	$—	$927,055,362
Repurchase Agreements	—	34,352,000	—	34,352,000
Total	$927,055,362	$34,352,000	$—	$961,407,362

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — RS LARGE CAP ALPHA VIP SERIES

Statement of Assets and Liabilities As of December 31, 2012
Assets
Investments, at value	$961,407,362
Cash and cash equivalents	651
Receivable for investments sold	18,903,444
Dividends/interest receivable	781,488
Receivable for fund shares subscribed	407,003

Total Assets	981,499,948

Liabilities
Payable for investments purchased	8,445,748
Payable to adviser	410,550
Payable for fund shares redeemed	251,356
Accrued trustees’ fees	9,819
Accrued expenses/other liabilities	130,004

Total Liabilities	9,247,477

Total Net Assets	$972,252,471

Net Assets Consist of:
Paid-in capital	$1,008,878,185
Accumulated net realized loss from investments	(100,964,245)
Net unrealized appreciation on investments	64,338,531

Total Net Assets	$972,252,471

Investments, at Cost	$897,068,831

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	24,931,425
Net Asset Value Per Share	$39.00

Statement of Operations For the Year Ended December 31, 2012
Investment Income
Dividends	$24,809,892
Interest	8,831
Withholding taxes on foreign dividends	(298,813)

Total Investment Income	24,519,910

Expenses
Investment advisory fees	4,754,328
Administrative service fees	120,269
Shareholder reports	102,772
Custodian fees	96,258
Professional fees	95,058
Trustees’ fees	46,493
Other expenses	50,251

Total Expenses	5,265,429

Less: Custody credits	(28)

Total Expenses, Net	5,265,401

Net Investment Income	19,254,509

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain from investments	80,608,418
Net change in unrealized appreciation/depreciation on investments	43,659,644

Net Gain on Investments	124,268,062

Net Increase in Net Assets Resulting from Operations	$143,522,571

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS LARGE CAP ALPHA VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/12	For the Year Ended 12/31/11

Operations
Net investment income	$19,254,509	$9,114,628
Net realized gain from investments	80,608,418	81,132,185
Net change in unrealized appreciation/depreciation on investments	43,659,644	(178,820,648)

Net Increase/(Decrease) in Net Assets Resulting from Operations	143,522,571	(88,573,835)

Distributions to Shareholders
Net investment income	(19,288,161)	(9,165,005)

Total Distributions	(19,288,161)	(9,165,005)

Capital Share Transactions
Proceeds from sales of shares	71,597,353	104,608,313
Reinvestment of distributions	19,288,161	9,165,005
Cost of shares redeemed	(117,971,203)	(115,825,574)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(27,085,689)	(2,052,256)

Net Increase/(Decrease) in Net Assets	97,148,721	(99,791,096)

Net Assets
Beginning of year	875,103,750	974,894,846

End of year	$972,252,471	$875,103,750

Other Information:
Shares
Sold	1,951,781	2,893,849
Reinvested	498,273	276,220
Redeemed	(3,145,528)	(3,175,038)

Net Decrease	(695,474)	(4,969)

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS LARGE CAP ALPHA VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/12	$34.15	$0.79	$4.85	$5.64	$(0.79)	$—	$(0.79)
Year Ended 12/31/11	38.03	0.36	(3.88)	(3.52)	(0.36)	—	(0.36)
Year Ended 12/31/10	33.22	0.28	5.37	5.65	(0.84)	—	(0.84)
Year Ended 12/31/09	26.60	0.35	6.32	6.67	(0.05)	—	(0.05)
Year Ended 12/31/08	38.43	0.46	(11.85)	(11.39)	(0.44)	—	(0.44)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS LARGE CAP ALPHA VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$39.00	16.52%	$972,252	0.55%	0.55%	2.02%	2.02%	63%
34.15	(9.22)%	875,104	0.57%	0.57%	0.98%	0.98%	51%
38.03	17.05%	974,895	0.55%	0.55%	0.75%	0.75%	60%
33.22	25.09%	881,398	0.57%	0.58%	1.30%	1.31%	145%
26.60	(29.62)%	668,245	0.56%	0.56%	1.25%	1.25%	44%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES

December 31, 2012

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS Large Cap Alpha VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”). Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

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NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2012, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2012, there were no transfers between Level 1 and Level 2.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2012, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year

15

NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES

ended December 31, 2012, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2009 and by state authorities for tax years before 2008.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations (but not in the Financial Highlights) as a reduction to the Fund’s expenses.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.50%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2012 and December 31, 2011, was as follows:

Ordinary Income
2012	$19,288,161
2011	9,165,005

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may

16

NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES

include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2012, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in Capital	Undistributed Net Investment Income
$(33,652)	$33,652

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2012, the Fund utilized $75,343,415 of capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2012 were as follows:

Expiring	Amount
2016	$2,335,582
2017	98,379,015

Total	$100,714,597

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2012, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2012, was $897,318,480. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2012, aggregated $90,668,459 and $(26,579,577), respectively, resulting in net unrealized appreciation of $64,088,882.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $574,527,498 and $551,201,064, respectively, for the year ended December 31, 2012.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $100 million committed revolving credit facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the year ended December 31, 2012, the Fund did not borrow from the facility.

Note 6. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

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NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES

In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS Large Cap Alpha VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Large Cap Alpha VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2013

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements”, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and various sub-advisers (the “Sub-Advisers”) are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 14, 2012, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2012. Before the Board meeting on August 14, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS

Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund. The Independent Trustees took that report into consideration along with the other information presented for their review, but did not regard it as conclusive or determinative.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ advisory fee rate for each Fund compared to peer mutual funds having similar objectives

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and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the Independent Trustees. In their respective reports, the independent consultant and the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered the supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as averages for competitive peer groups of mutual funds, and the reinvestment by RS Investments in recent and planned hiring of new personnel at various levels.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For RS Partners Fund, which was identified as having expenses at the highest end of the range, the Trustees noted that RS Investments had agreed to additional limitations on the Fund’s total expenses during the past year. For RS Value Fund, which was identified as having expenses at the higher end of the peer group, RS Investments provided additional information with respect to substantial steps taken and certain resources committed recently by the firm to improve the performance of that and other value Funds. The Independent Trustees also noted that RS Investments expects to devote particular attention in the coming year to improving performance for those two Funds and to review the Funds’ relative expense levels with the Trustees in the future in light of that performance. The Trustees agreed to continue to monitor the relevant Funds and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper organization with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted in the reports presented to them that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except as follows: (1) RS Value Fund, which was ranked in the lowest quartile for the one, three and five-year period; and (2) certain other Funds that use a value strategy had lagged their peer funds for the most recent one and three year periods. The Trustees agreed to monitor closely the performance of these Funds. Finally, the Trustees noted that RS Investments had undergone a number of recent changes to executive management, including the hiring of a Chief Investment Officer. Management of RS Investments has assured the Independent Trustees that performance improvement for the Funds with the least favorable relative performance is a high priority for RS Investments in the coming year and that certain initiatives have been undertaken for that purpose.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2011, and for the three months ended March 31, 2012. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. For larger Funds such as the RS Value Fund and RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

The Trustees also noted that the Chief Compliance Officer recited several additional factors in his report:

•	RS Investments has worked with its parent company on the transition to a new Chief Executive Officer and

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other senior personnel, including the addition of a Chief Investment Officer and Chief Operating Officer. In particular, the new Chief Executive Officer has worked to develop and execute a plan to address coordination between the equity groups and to address performance weaknesses for various Funds.

•	RS Investments has worked to be responsive to concerns raised by the Independent Trustees with respect to the performance of various Funds, including commitments to provide plans for smaller and less successful Funds. Progress in this area is shown by the past liquidation of several small Funds.

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities.

Overall, the Chief Compliance Officer believes RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After reviewing and considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2012.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

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Trustees and Officers Information Table

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	34	Envestnet, Inc. (1999–present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	34	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	34	None
Anne M. Goggin, November 1948	Trustee	Since August 2006	Attorney; Chair, Board of Trustees of the Trust (November 2007–September 2012); Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	34	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	34	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007	CEO and Co-Founder of TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999–2005).	34	None

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007–July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006–March 2007).	34	None
Matthew H. Scanlan,*** December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009–December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	34	None
Glen M. Wong, December 1961	Treasurer and Principal Financial and Accounting Officer	Since July 2012	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006–March 2009).	N/A	N/A

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers (continued)
Margherita L. DiManni, February 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2012	General Counsel, RS Investments since March 2012; Vice President and Corporate Initiatives Counsel, The Guardian Life Insurance Company of America (joined 1998).	N/A	N/A
John J. Sanders Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments.	N/A	N/A

+	c/o RS Investments, 388 Market Street, 17th floor, San Francisco, CA 94111
++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
+++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.
*	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.
***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

26

2012 Annual Report

All data as of December 31, 2012

RS Variable Products Trust

•	RS Small Cap Growth Equity VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2012. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS SMALL CAP GROWTH EQUITY VIP SERIES

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianlife.com.

RS Small Cap Growth Equity VIP Series Commentary

Highlights

•

Small-cap growth stocks, as measured by the Russell 2000® Growth Index,[1] delivered solid positive performance in 2012, aided by improving economic news, as well as attractive valuations and a pickup in merger and acquisition activity early in the year.

•

RS Small Cap Growth Equity VIP Series outperformed the benchmark Russell 2000® Growth Index and underperformed the Russell 2000® Index[2] for the 12-month period ended December 31, 2012. The Fund’s relative performance to the Russell 2000® Growth Index was supported by stock selection in the energy, financial services, technology, and consumer discretionary sectors. Stock selection in the materials and producer durables sectors detracted from relative performance.

•

RS Small Cap Growth Equity VIP Series seeks long-term capital growth by normally investing in small-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon.

Market Overview

Equity markets, as measured by the S&P 500® Index,3 started out the year on a positive note, as investors welcomed encouraging economic news and low U.S. interest rates. Against this backdrop, small-cap growth stocks delivered strong performance, aided by more attractive valuations and a pickup in IPO and merger and acquisition activity. Investors became more risk averse in the spring, however, as disappointing U.S. employment growth, the ongoing European debt crisis, and signs of weakening growth in Asia raised fears of a renewed global economic slowdown. Market sentiment improved by the end of the summer, as the U.S. Federal Reserve (the Fed) and other world central banks announced additional quantitative easing steps to help stimulate the global economy. In September, news of the Fed’s “QE3” easing package helped to spur the S&P 500® Index to its highest close in nearly five years. Political uncertainty contributed to heightened market volatility at year-end, as investors contemplated the approaching “fiscal cliff,” a series of automatic tax increases and spending cuts scheduled to go into effect on January 1, 2013. The prospect of a significant fiscal drag on economic growth in 2013 led many enterprises and consumers to scale back their spending plans, and triggered profit taking by investors eager to take capital gains ahead of potential tax law changes. Despite this heightened volatility, the S&P 500® Index and other major market indices still ended the year with solid gains.

Fund Performance Overview

RS Small Cap Growth Equity VIP Series returned 15.50% over the 12 months ended December 31, 2012, and outperformed its benchmark, the Russell 2000® Growth Index, which returned 14.59%, and underperformed the Russell 2000® Index, which returned 16.35%.

Portfolio Review

The Fund’s performance relative to the Russell 2000® Growth Index was aided by stock selection in the energy sector, due in part to an investment in Geospace Technologies Corp. Geospace provides state-of-the-art wireless equipment used to gather and analyze seismic data integral to oil and gas drilling. Geospace is seeking to capitalize on the rollout of wireless seismic recording systems, which it anticipates will replace the industry’s legacy wireline network.

Relative performance was also supported by several investments in the healthcare sector, although the sector detracted from performance overall. Biopharmaceutical company Medivation Inc. focuses on the development of small molecule drugs to address serious diseases for which there are limited treatment options. Medivation’s stock gained support from expectations surrounding its new prostate cancer drug, which was approved by the U.S. Food and Drug Administration in August.

A pickup in merger and acquisition activity in the healthcare area also benefited Fund performance, especially early in the year. Inhibitex Inc., one of the Fund’s top-contributing holdings for 2012, was acquired by pharmaceutical company Bristol-Myers Squibb Co. for $2.5 billion. Inhibitex is an early-stage biotech company focused on oral, small-molecule compounds to treat viral infections such as hepatitis C.

On a negative note, Amicus Therapeutics Inc. was a major detractor for the period. Investors have been

3

RS SMALL CAP GROWTH EQUITY VIP SERIES

focused on the company’s much-awaited, experimental treatment for Fabry disease, a rare genetic disorder. Late in the year, the company reported that the new drug failed to meet its primary objectives in late-stage clinical trials. This development cast a shadow on the drug’s approval prospects, and the stock sold off sharply.

Other detractors included energy sector holding CARBO Ceramics Inc., a company that makes a key material used in the hydraulic fracturing, or fracking, process to extract oil and natural gas. Downward volatility in natural gas prices dampened the company’s earnings prospects earlier in the year, and we chose to exit the position.

Our investment in SemiLEDs Corp., a Taiwan-based manufacturer of LED chips and components, also hindered relative performance. While the company continues to report solid top-line revenue growth, it has seen its profit margins squeezed by competitive pressures. We maintained a scaled-back position in the stock, given the long-term growth prospects we believe are tied to the expanded use of LED lighting technology.

Outlook

We believe that markets could remain volatile until investors and decision makers gain more clarity on the outlook for government spending and fiscal policy. At the same time, we believe that the combination of modest U.S. inflation, low interest rates, and the Fed’s accommodative monetary policy will provide a favorable environment for small-cap stocks. We remain focused on identifying what we believe are well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic environment.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianlife.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2012.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Small cap investing entails special risks. Small cap stocks have tended to be more volatile and to drop more in down markets than large cap stocks. This may happen because small companies may be limited in terms of product lines, financial resources, and management.

4

RS SMALL CAP GROWTH EQUITY VIP SERIES

Characteristics (unaudited)

Total Net Assets: $88,116,007

Sector Allocation vs. Index[4]

Top Ten Holdings[5]

Holding	% of Total Net Assets
AmTrust Financial Services, Inc.	2.21%
Elizabeth Arden, Inc.	1.97%
Microsemi Corp.	1.94%
Aspen Technology, Inc.	1.74%
Cyberonics, Inc.	1.74%
Jazz Pharmaceuticals PLC	1.74%
WEX, Inc.	1.73%
Beacon Roofing Supply, Inc.	1.73%
Hexcel Corp.	1.72%
Grand Canyon Education, Inc.	1.71%
Total	18.23%

1

The Russell 2000® Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index is an unmanaged market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The Russell 2000® Index is an unmanaged market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
5	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

5

RS SMALL CAP GROWTH EQUITY VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Small Cap Growth Equity VIP Series	5/1/97	15.50%	12.92%	5.06%	10.06%	8.06%
Russell 2000® Growth Index[1]		14.59%	12.82%	3.49%	9.80%	5.42%
Russell 2000® Index[2]		16.35%	12.25%	3.56%	9.72%	7.29%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Small Cap Growth Equity VIP Series, in the Russell 2000® Growth Index, and in the Russell 2000® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Small Cap Stock Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianlife.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12-12/31/12	Expense Ratio During Period 7/1/12-12/31/12
Based on Actual Return	$1,000.00	$1,048.80	$4.63	0.90%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.61	$4.57	0.90%

*	Expenses are equal to the Fund's annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

December 31, 2012	Shares	Value
Common Stocks – 99.1%
Aerospace – 3.0%
HEICO Corp., Class A	40,741	$1,302,897
Teledyne Technologies, Inc.(1)	20,800	1,353,456

		2,656,353
Asset Management & Custodian – 1.0%
Financial Engines, Inc.(1)	31,328	869,352

		869,352
Back Office Support, HR and Consulting – 2.2%
Huron Consulting Group, Inc.(1)	26,400	889,416
Robert Half International, Inc.	33,220	1,057,060

		1,946,476
Banks: Diversified – 1.2%
Signature Bank(1)	15,239	1,087,150

		1,087,150
Biotechnology – 7.5%
Aegerion Pharmaceuticals, Inc.(1)	23,312	591,892
Amicus Therapeutics, Inc.(1)	152,700	409,236
ARIAD Pharmaceuticals, Inc.(1)	28,400	544,712
Cubist Pharmaceuticals, Inc.(1)	21,100	887,466
Exact Sciences Corp.(1)	62,600	662,934
KYTHERA Biopharmaceuticals, Inc.(1)	27,300	828,282
Medivation, Inc.(1)	14,354	734,350
NPS Pharmaceuticals, Inc.(1)	87,208	793,593
Orexigen Therapeutics, Inc.(1)	92,800	489,056
Seattle Genetics, Inc.(1)	28,900	670,480

		6,612,001
Building Materials – 1.4%
Trex Co., Inc.(1)	32,200	1,198,806

		1,198,806
Building: Roofing, Wallboard & Plumbing – 1.7%
Beacon Roofing Supply, Inc.(1)	45,700	1,520,896

		1,520,896
Chemicals: Diversified – 1.4%
Rockwood Holdings, Inc.	25,600	1,266,176

		1,266,176
Communications Technology – 2.1%
Aruba Networks, Inc.(1)	70,800	1,469,100
Procera Networks, Inc.(1)	21,400	396,970

		1,866,070
Computer Services, Software & Systems – 16.5%
Aspen Technology, Inc.(1)	55,579	1,536,204
BroadSoft, Inc.(1)	23,964	870,612
Demand Media, Inc.(1)	69,100	641,939
Ellie Mae, Inc.(1)	31,100	863,025
ExactTarget, Inc.(1)	61,100	1,222,000
Fortinet, Inc.(1)	62,125	1,308,974
Gartner, Inc.(1)	14,147	651,045
Infoblox, Inc.(1)	67,700	1,216,569
InterXion Holding N.V.(1)	47,700	1,133,352

December 31, 2012	Shares	Value
Computer Services, Software & Systems (continued)
Proofpoint, Inc.(1)	50,100	$616,731
Sourcefire, Inc.(1)	24,000	1,133,280
SPS Commerce, Inc.(1)	32,900	1,226,183
Tangoe, Inc.(1)	56,700	673,029
Ultimate Software Group, Inc.(1)	15,471	1,460,617

		14,553,560
Consumer Lending – 1.5%
Portfolio Recovery Associates, Inc.(1)	12,093	1,292,258

		1,292,258
Cosmetics – 2.0%
Elizabeth Arden, Inc.(1)	38,500	1,732,885

		1,732,885
Diversified Materials & Processing – 1.7%
Hexcel Corp.(1)	56,238	1,516,177

		1,516,177
Drug & Grocery Store Chains – 0.8%
Natural Grocers by Vitamin Cottage, Inc.(1)	34,600	660,514

		660,514
Education Services – 1.7%
Grand Canyon Education, Inc.(1)	64,219	1,507,220

		1,507,220
Electronic Components – 0.7%
InvenSense, Inc.(1)	53,500	594,385

		594,385
Financial Data & Systems – 3.1%
Heartland Payment Systems, Inc.	41,000	1,209,500
WEX, Inc.(1)	20,210	1,523,228

		2,732,728
Foods – 1.9%
The Hain Celestial Group, Inc.(1)	21,049	1,141,277
WhiteWave Foods Co., Class A(1)	35,600	553,224

		1,694,501
Health Care Services – 3.3%
Acadia Healthcare Co., Inc.(1)	39,500	921,535
ICON PLC, ADR(1)	27,500	763,400
Team Health Holdings, Inc.(1)	42,453	1,221,373

		2,906,308
Insurance: Property-Casualty – 2.2%
AmTrust Financial Services, Inc.	67,925	1,948,768

		1,948,768
Leisure Time – 1.4%
Life Time Fitness, Inc.(1)	24,100	1,185,961

		1,185,961
Machinery: Industrial – 3.9%
Altra Holdings, Inc.	24,600	542,430
DXP Enterprises, Inc.(1)	17,800	873,446
Middleby Corp.(1)	10,500	1,346,205
Proto Labs, Inc.(1)	16,500	650,430

		3,412,511

8	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP GROWTH EQUITY VIP SERIES

December 31, 2012	Shares	Value
Machinery: Specialty – 1.0%
Graco, Inc.	17,715	$912,145

		912,145
Medical & Dental Instruments & Supplies – 2.4%
Align Technology, Inc.(1)	26,790	743,423
Conceptus, Inc.(1)	38,300	804,683
Globus Medical, Inc., Class A(1)	54,500	571,705

		2,119,811
Medical Equipment – 3.1%
Cyberonics, Inc.(1)	29,191	1,533,403
Dexcom, Inc.(1)	86,559	1,178,068

		2,711,471
Metal Fabricating – 1.4%
RBC Bearings, Inc.(1)	25,316	1,267,572

		1,267,572
Office Supplies & Equipment – 1.2%
Steelcase, Inc., Class A	84,900	1,081,626

		1,081,626
Offshore Drilling & Other Services – 1.2%
Atwood Oceanics, Inc.(1)	22,800	1,044,012

		1,044,012
Oil Well Equipment & Services – 2.4%
Dril-Quip, Inc.(1)	14,300	1,044,615
Geospace Technologies Corp.(1)	11,768	1,045,822

		2,090,437
Oil: Crude Producers – 3.8%
Energy XXI (Bermuda) Ltd.	20,878	672,063
Kodiak Oil & Gas Corp.(1)	95,271	843,148
Oasis Petroleum, Inc.(1)	28,800	915,840
Rosetta Resources, Inc.(1)	20,100	911,736

		3,342,787
Pharmaceuticals – 1.8%
Jazz Pharmaceuticals PLC(1)	28,800	1,532,160

		1,532,160
Production Technology Equipment – 1.2%
FEI Co.	18,600	1,031,556

		1,031,556
Securities Brokerage & Services – 1.4%
MarketAxess Holdings, Inc.	35,074	1,238,112

		1,238,112
Semiconductors & Components – 2.5%
Cree, Inc.(1)	12,579	427,434
Microsemi Corp.(1)	81,446	1,713,624
SemiLEDs Corp.(1)	72,700	59,614

		2,200,672
Specialty Retail – 8.3%
Cabela's, Inc.(1)	34,100	1,423,675
DSW, Inc., Class A	18,900	1,241,541
Francesca's Holdings Corp.(1)	42,000	1,090,320
The Tile Shop Holdings, Inc.(1)	69,600	1,171,368

December 31, 2012	Shares	Value
Specialty Retail (continued)
Ulta Salon, Cosmetics & Fragrance, Inc.	10,390	$1,020,921
Vitamin Shoppe, Inc.(1)	23,846	1,367,807

		7,315,632
Telecommunications Equipment – 0.4%
Vocera Communications, Inc.(1)	15,310	384,281

		384,281
Textiles, Apparel & Shoes – 2.0%
Tumi Holdings, Inc.(1)	49,400	1,029,990
Under Armour, Inc., Class A(1)	15,730	763,377

		1,793,367
Truckers – 2.8%
Old Dominion Freight Line, Inc.(1)	35,298	1,210,016
Roadrunner Transportation Systems, Inc.(1)	68,300	1,238,962

		2,448,978
Total Common Stocks (Cost $74,023,307)		87,275,675

	Principal Amount	Value
Repurchase Agreements – 1.2%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/31/2012, maturity value of $1,079,001, due 1/2/2013(2)	$1,079,000	1,079,000
Total Repurchase Agreements (Cost $1,079,000)		1,079,000
Total Investments - 100.3% (Cost $75,102,307)		88,354,675
Other Liabilities, Net - (0.3)%		(238,668)
Total Net Assets - 100.0%		$88,116,007

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Bond	2.75%	11/15/2042	$1,102,369

Legend:

ADR — American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$87,275,675	$—	$—	$87,275,675
Repurchase Agreements	—	1,079,000	—	1,079,000
Total	$87,275,675	$1,079,000	$—	$88,354,675

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS SMALL CAP GROWTH EQUITY VIP SERIES

Statement of Assets and Liabilities As of December 31, 2012
Assets
Investments, at value	$88,354,675
Cash and cash equivalents	88,171
Receivable for investments sold	10,497
Receivable for fund shares subscribed	9,619

Total Assets	88,462,962

Liabilities
Payable for investments purchased	187,620
Payable for fund shares redeemed	69,724
Payable to adviser	55,734
Accrued trustees' fees	943
Accrued expenses/other liabilities	32,934

Total Liabilities	346,955

Total Net Assets	$88,116,007

Net Assets Consist of:
Paid-in capital	$76,204,135
Accumulated net realized loss from investments	(1,340,496)
Net unrealized appreciation on investments	13,252,368

Total Net Assets	$88,116,007

Investments, at Cost	$75,102,307

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	5,942,313
Net Asset Value Per Share	$14.83

Statement of Operations For the Year Ended December 31, 2012
Investment Income
Dividends	$389,034
Interest	227
Withholding taxes on foreign dividends	(1,183)

Total Investment Income	388,078

Expenses
Investment advisory fees	682,321
Shareholder reports	41,165
Custodian fees	34,904
Professional fees	24,830
Administrative service fees	11,678
Trustees' fees	4,514
Insurance expense	2,256
Transfer agent fees	533
Other expenses	2,153

Total Expenses	804,354

Less: Custody credits	(17)

Total Expenses, Net	804,337

Net Investment Loss	(416,259)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain from investments	8,280,294
Net change in unrealized appreciation/depreciation on investments	5,035,985

Net Gain on Investments	13,316,279

Net Increase in Net Assets Resulting from Operations	$12,900,020

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS SMALL CAP GROWTH EQUITY VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/12	For the Year Ended 12/31/11

Operations
Net investment loss	$(416,259)	$(619,245)
Net realized gain from investments	8,280,294	13,933,320
Net change in unrealized appreciation/depreciation on investments	5,035,985	(15,191,646)

Net Increase/(Decrease) in Net Assets Resulting from Operations	12,900,020	(1,877,571)

Capital Share Transactions
Proceeds from sales of shares	7,190,099	10,876,447
Cost of shares redeemed	(17,197,697)	(24,004,736)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(10,007,598)	(13,128,289)

Net Increase/(Decrease) in Net Assets	2,892,422	(15,005,860)

Net Assets
Beginning of year	85,223,585	100,229,445

End of year	$88,116,007	$85,223,585

Accumulated Net Investment Loss Included in Net Assets	$—	$(80,769)

Other Information:
Shares
Sold	500,550	791,722
Redeemed	(1,193,485)	(1,784,950)

Net Decrease	(692,935)	(993,228)

12	The accompanying notes are an integral part of these financial statements.

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13

FINANCIAL INFORMATION — RS SMALL CAP GROWTH EQUITY VIP SERIES

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Return of Capital	Total Distributions
Year Ended 12/31/12	$12.84	$(0.07)	$2.06	$1.99	$—	$—	$—	$—
Year Ended 12/31/11	13.14	(0.09)	(0.21)	(0.30)	—	—	—	—
Year Ended 12/31/10	10.30	(0.07)	2.91	2.84	—	—	—	—
Year Ended 12/31/09	7.51	(0.03)	2.82	2.79	—	—	—	—
Year Ended 12/31/08	11.82	0.01	(4.17)	(4.16)	(0.01)	(0.08)	(0.06)	(0.15)

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS SMALL CAP GROWTH EQUITY VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/(Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate
$14.83	15.50%	$88,116	0.88%	0.88%	(0.46)%	(0.46)%	98%
12.84	(2.28)%	85,224	0.86%	0.86%	(0.63)%	(0.63)%	97%
13.14	27.57%	100,229	0.86%	0.86%	(0.52)%	(0.52)%	121%
10.30	37.15%	118,171	0.85%	0.88%	(0.33)%	(0.36)%	177%
7.51	(35.18)%	88,939	0.85%	0.86%	0.06%	0.05%	118%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	15

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

December 31, 2012

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS Small Cap Growth Equity VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”). Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to

U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund's valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 ("ASC Topic 820"), fair value is defined as the price that the Fund would receive upon selling an investment in an "arm's length" transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

16

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2012, the Fund had no securities classified as Level 3.

The Fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2012, there were no transfers between Level 1 and Level 2.

In determining a security’s placement within the hierarchy, the Trust separates the Fund's investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund's Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund's results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2012, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements. The Trust is not aware

17

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2012, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2009 and by state authorities for tax years before 2008.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations (but not in the Financial Highlights) as a reduction to the Fund’s expenses.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.75%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders No distributions were paid to shareholders during the years ended December 31, 2012 and December 31, 2011.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency

18

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2012, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in Capital	Undistributed Net Investment Income
$(497,028)	$497,028

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2012, the Fund utilized $6,907,667 of capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2012 were $38,864, expiring in 2017.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2012, the Fund elected to defer net capital losses of $895,915.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2012, was $75,508,023. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2012, aggregated $15,379,899 and $(2,533,247), respectively, resulting in net unrealized appreciation of $12,846,652.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $87,534,588 and $96,892,039, respectively, for the year ended December 31, 2012.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $100 million committed revolving credit facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the year ended December 31, 2012, the Fund did not borrow from the facility.

Note 6. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund's financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this

19

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS Small Cap Growth Equity VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Small Cap Growth Equity VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2013

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements”, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and various sub-advisers (the “Sub-Advisers”) are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 14, 2012, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2012. Before the Board meeting on August 14, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS

Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund. The Independent Trustees took that report into consideration along with the other information presented for their review, but did not regard it as conclusive or determinative.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ advisory fee rate for each Fund compared to peer mutual funds having similar objectives

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the Independent Trustees. In their respective reports, the independent consultant and the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered the supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as averages for competitive peer groups of mutual funds, and the reinvestment by RS Investments in recent and planned hiring of new personnel at various levels.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For RS Partners Fund, which was identified as having expenses at the highest end of the range, the Trustees noted that RS Investments had agreed to additional limitations on the Fund’s total expenses during the past year. For RS Value Fund, which was identified as having expenses at the higher end of the peer group, RS Investments provided additional information with respect to substantial steps taken and certain resources committed recently by the firm to improve the performance of that and other value Funds. The Independent Trustees also noted that RS Investments expects to devote particular attention in the coming year to improving performance for those two Funds and to review the Funds’ relative expense levels with the Trustees in the future in light of that performance. The Trustees agreed to continue to monitor the relevant Funds and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper organization with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted in the reports presented to them that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except as follows: (1) RS Value Fund, which was ranked in the lowest quartile for the one, three and five-year period; and (2) certain other Funds that use a value strategy had lagged their peer funds for the most recent one and three year periods. The Trustees agreed to monitor closely the performance of these Funds. Finally, the Trustees noted that RS Investments had undergone a number of recent changes to executive management, including the hiring of a Chief Investment Officer. Management of RS Investments has assured the Independent Trustees that performance improvement for the Funds with the least favorable relative performance is a high priority for RS Investments in the coming year and that certain initiatives have been undertaken for that purpose.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2011, and for the three months ended March 31, 2012. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. For larger Funds such as the RS Value Fund and RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

The Trustees also noted that the Chief Compliance Officer recited several additional factors in his report:

•	RS Investments has worked with its parent company on the transition to a new Chief Executive Officer and

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

other senior personnel, including the addition of a Chief Investment Officer and Chief Operating Officer. In particular, the new Chief Executive Officer has worked to develop and execute a plan to address coordination between the equity groups and to address performance weaknesses for various Funds.

•

RS Investments has worked to be responsive to concerns raised by the Independent Trustees with respect to the performance of various Funds, including commitments to provide plans for smaller and less successful Funds. Progress in this area is shown by the past liquidation of several small Funds.

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities.

Overall, the Chief Compliance Officer believes RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After reviewing and considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2012.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	34	Envestnet, Inc. (1999–present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	34	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	34	None
Anne M. Goggin, November 1948	Trustee	Since August 2006	Attorney; Chair, Board of Trustees of the Trust (November 2007–September 2012); Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	34	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	34	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007	CEO and Co-Founder of TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999–2005).	34	None

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007–July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006–March 2007).	34	None
Matthew H. Scanlan,*** December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009–December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	34	None
Glen M. Wong, December 1961	Treasurer and Principal Financial and Accounting Officer	Since July 2012	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006–March 2009).	N/A	N/A

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers (continued)
Margherita L. DiManni, February 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2012	General Counsel, RS Investments since March 2012; Vice President and Corporate Initiatives Counsel, The Guardian Life Insurance Company of America (joined 1998).	N/A	N/A
John J. Sanders Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments.	N/A	N/A

+	c/o RS Investments, 388 Market Street, 17th floor, San Francisco, CA 94111
++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
+++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.
*	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.
***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

28

2012 Annual Report

All data as of December 31, 2012

RS Variable Products Trust

•	RS S&P 500 Index VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2012. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS S&P 500 INDEX VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our Web site at www.guardianlife.com.

RS S&P 500 Index VIP Series Commentary

Highlights

•	RS S&P 500 Index VIP Series (the “Fund”) returned 15.68% for the 12 months ended December 31, 2012, underperforming its benchmark, the S&P 500® Index[1] (the “Index”), which returned 16.00%.

•

Most market indices delivered positive returns for the 12-month period despite bouts of volatility and risk aversion as the European debt crisis, a tepid U.S. economic recovery, fears of a global recession, and paralysis in Washington, D.C., took turns commanding investor attention.

•	In managing the Fund, our goals are to track the investment performance of the Index, remain close to being fully invested in stocks, and keep trading costs to a minimum.

Market Overview

Major equity indexes ended 2012 with double-digit gains, as investors mostly embraced risk despite continued economic and political uncertainty.

The equity market started out the year on a strong note, with the Index returning 12.59% in the first quarter, its best performance since the third quarter of 2009, and its best first quarter performance since 1998.

In the second quarter, signs of slowing U.S. economic growth and worries about the debt crisis in Europe temporarily dampened investor appetite for risk and contributed to renewed volatility in equity markets. Most U.S. and global equity indexes ended the second quarter in negative territory, with double-digit declines for many European indexes.

The Index advanced in the third quarter, as investors drew reassurance from forceful stimulus efforts by the U.S. Federal Reserve and other central banks. Against this backdrop, Treasury yields brushed historic lows and most U.S. and global equity indexes gained, with the biggest positive shifts occurring in global and emerging markets indexes.

Securities markets struck a more cautious note in the fourth quarter as the outcome of the U.S. elections appeared to suggest continued partisan gridlock in Washington, and brinkmanship ensued over the tax and spending deadlines known as the “fiscal cliff.” Nonetheless, improvements in Europe and increasing central bank activism on both sides of the Atlantic helped to prevent a sharp setback. The Dow Jones Industrial Average and the Index delivered small losses in the fourth quarter, while global and emerging market stocks gained.

Fund Performance Overview

The Fund returned 15.68% for the year ended December 31, 2012. The Index returned 16.00% over the same period. The difference in performance is primarily due to the fact that, unlike the Fund, the Index does not incur fees and expenses. The financial services and consumer discretionary sectors were the strongest performers and utilities were the weakest in both the Index and the Fund for the year. All sectors delivered positive results for the Index and the Fund.

Outlook

We expect equity market performance in 2013 to be supported by continued modest U.S. economic growth, low inflation, and low interest rates. At the same time, we believe that fiscal issues, including the debt ceiling negotiations, and longer-term deficit and debt stability issues, could overshadow positive fundamentals and contribute to near-term economic and market volatility. We will continue to manage the portfolio with the intention of being substantially fully invested in stocks while we attempt to track the Index and keep trading costs to a minimum.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianlife.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2012.

3

RS S&P 500 INDEX VIP SERIES

There is no assurance that the Fund will track the performance of the S&P 500® Index perfectly. As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price.

4

RS S&P 500 INDEX VIP SERIES

Characteristics (unaudited)

Total Net Assets: $112,834,162

Sector Allocation[2]

Top Ten Holdings[3]

Holding	% of Total Net Assets
Apple, Inc.	3.78%
Exxon Mobil Corp.	2.98%
General Electric Co.	1.66%
Chevron Corp.	1.60%
International Business Machines Corp.	1.54%
Microsoft Corp.	1.52%
Johnson & Johnson	1.46%
AT&T, Inc.	1.45%
Google, Inc., Class A	1.42%
The Procter & Gamble Co.	1.40%
Total	18.81%

1

The S&P 500® Index is an unmanaged market capitalization–weighted index generally considered to be representative of U.S. equity market activity. The Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses. Statistical data for the Index is as of December 31, 2012.

2	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities. Sector weighting differences between the portfolio and Index exist due the presence of cash and other short term assets/liabilities (including futures) in the portfolio.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

5

RS S&P 500 INDEX VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS S&P 500 Index VIP Series	8/25/99	15.68%	10.61%	1.43%	6.82%	1.89%
S&P 500® Index[1]		16.00%	10.87%	1.66%	7.10%	2.12%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS S&P 500 Index VIP Series and in the S&P 500® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian VC 500 Index Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianlife.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12-12/31/12	Expense Ratio During Period 7/1/12-12/31/12
Based on Actual Return	$1,000.00	$1,058.20	$1.45	0.28%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,023.73	$1.42	0.28%

*	Expenses are equal to the Fund's annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

December 31, 2012	Shares	Value
Common Stocks – 96.2%
Advertising Agencies – 0.1%
Omnicom Group, Inc.	2,268	$113,309
The Interpublic Group of Companies, Inc.	3,718	40,973

		154,282
Aerospace – 1.7%
FLIR Systems, Inc.	1,282	28,601
General Dynamics Corp.	2,833	196,242
L-3 Communications Holdings, Inc.	818	62,675
Lockheed Martin Corp.	2,291	211,436
Northrop Grumman Corp.	2,103	142,121
Raytheon Co.	2,827	162,722
Rockwell Collins, Inc.	1,226	71,317
Textron, Inc.	2,390	59,248
The Boeing Co.	5,774	435,129
United Technologies Corp.	7,155	586,782

		1,956,273
Air Transport – 0.3%
FedEx Corp.	2,489	228,291
Southwest Airlines Co.	6,338	64,901

		293,192
Aluminum – 0.1%
Alcoa, Inc.	9,121	79,170

		79,170
Asset Management & Custodian – 0.8%
BlackRock, Inc.	1,081	223,453
Federated Investors, Inc., Class B	798	16,144
Franklin Resources, Inc.	1,174	147,572
Invesco Ltd.	3,789	98,855
Legg Mason, Inc.	1,056	27,160
Northern Trust Corp.	1,867	93,649
State Street Corp.	3,837	180,377
T. Rowe Price Group, Inc.	2,161	140,746

		927,956
Auto Parts – 0.4%
BorgWarner, Inc.(1)	976	69,901
Delphi Automotive PLC(1)	2,484	95,013
Genuine Parts Co.	1,321	83,989
Johnson Controls, Inc.	5,823	178,766

		427,669
Auto Services – 0.0%
The Goodyear Tire & Rubber Co.(1)	2,077	28,683

		28,683
Automobiles – 0.4%
Ford Motor Co.	32,463	420,396

		420,396
Back Office Support, HR and Consulting – 0.7%
Accenture PLC, Class A	5,403	359,300
Automatic Data Processing, Inc.	4,111	234,368
Iron Mountain, Inc.	1,421	44,122

December 31, 2012	Shares	Value
Back Office Support, HR and Consulting (continued)
Paychex, Inc.	2,741	$85,355
Robert Half International, Inc.	1,199	38,152

		761,297
Banks: Diversified – 3.6%
Bank of America Corp.(2)	91,778	1,064,625
BB&T Corp.	5,952	173,263
Comerica, Inc.	1,650	50,061
Fifth Third Bancorp	7,175	108,988
First Horizon National Corp.	2,116	20,970
Huntington Bancshares, Inc.	7,282	46,532
KeyCorp	8,057	67,840
M&T Bank Corp.	1,029	101,326
PNC Financial Services Group, Inc.	4,508	262,861
Regions Financial Corp.	12,045	85,760
SunTrust Banks, Inc.	4,578	129,786
U.S. Bancorp	16,132	515,256
Wells Fargo & Co.	41,838	1,430,023
Zions Bancorporation	1,566	33,512

		4,090,803
Banks: Savings, Thrift & Mortgage Lending – 0.1%
Hudson City Bancorp, Inc.	4,007	32,577
People’s United Financial, Inc.	3,024	36,560

		69,137
Beverage: Brewers & Distillers – 0.2%
Beam, Inc.	1,343	82,044
Brown-Forman Corp., Class B	1,294	81,845
Constellation Brands, Inc., Class A(1)	1,253	44,344
Molson Coors Brewing Co., Class B	1,333	57,039

		265,272
Beverage: Soft Drinks – 2.1%
Coca-Cola Enterprises, Inc.	2,367	75,105
Dr. Pepper Snapple Group, Inc.	1,775	78,419
Monster Beverage Corp.(1)	1,308	69,167
PepsiCo, Inc.	13,248	906,561
The Coca-Cola Co.	32,791	1,188,674

		2,317,926
Biotechnology – 1.5%
Alexion Pharmaceuticals, Inc.(1)	1,644	154,224
Amgen, Inc.	6,570	567,122
Baxter International, Inc.	4,653	310,169
Biogen Idec, Inc.(1)	2,019	296,127
Celgene Corp.(1)	3,605	283,785
Life Technologies Corp.(1)	1,497	73,473

		1,684,900
Building Materials – 0.1%
Masco Corp.	3,047	50,763
Vulcan Materials Co.	1,099	57,203

		107,966

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

December 31, 2012	Shares	Value
Cable Television Services – 1.3%
Cablevision Systems Corp., Class A	1,842	$27,520
Comcast Corp., Class A	22,601	844,825
DIRECTV(1)	5,103	255,967
Scripps Networks Interactive, Inc., Class A	737	42,687
Time Warner Cable, Inc.	2,533	246,182

		1,417,181
Casinos & Gambling – 0.0%
International Game Technology	2,275	32,237

		32,237
Chemicals: Diversified – 1.0%
Airgas, Inc.	586	53,496
E.I. du Pont de Nemours & Co.	7,926	356,432
Eastman Chemical Co.	1,304	88,737
Ecolab, Inc.	2,248	161,631
FMC Corp.	1,168	68,352
Sigma-Aldrich Corp.	1,023	75,272
The Dow Chemical Co.	10,208	329,923

		1,133,843
Chemicals: Specialty – 0.6%
Air Products & Chemicals, Inc.	1,792	150,564
International Flavors & Fragrances, Inc.	690	45,913
LyondellBasell Industries NV, Class A	3,243	185,143
Praxair, Inc.	2,534	277,346

		658,966
Coal – 0.1%
CONSOL Energy, Inc.	1,937	62,177
Peabody Energy Corp.	2,293	61,017

		123,194
Commercial Services: Rental & Leasing – 0.0%
Ryder System, Inc.	435	21,720

		21,720
Commercial Vehicles & Parts – 0.1%
PACCAR, Inc.	3,017	136,399

		136,399
Communications Technology – 1.9%
Cisco Systems, Inc.	45,071	885,645
Harris Corp.	960	47,002
JDS Uniphase Corp.(1)	1,954	26,457
Juniper Networks, Inc.(1)	4,481	88,141
QUALCOMM, Inc.	14,518	900,406
Seagate Technology PLC	2,816	85,832
TE Connectivity Ltd.	3,642	135,191

		2,168,674
Computer Services, Software & Systems – 5.4%
Adobe Systems, Inc.(1)	4,192	157,955
Akamai Technologies, Inc.(1)	1,506	61,610
Autodesk, Inc.(1)	1,932	68,296
BMC Software, Inc.(1)	1,259	49,932
CA, Inc.	2,929	64,379

December 31, 2012	Shares	Value
Computer Services, Software & Systems (continued)
Citrix Systems, Inc.(1)	1,591	$104,608
Cognizant Technology Solutions Corp., Class A(1)	2,550	188,828
Computer Sciences Corp.	1,324	53,026
F5 Networks, Inc.(1)	670	65,091
Google, Inc., Class A(1)	2,258	1,601,758
Intuit, Inc.	2,365	140,718
Microsoft Corp.(2)	64,262	1,717,723
Oracle Corp.	32,005	1,066,407
Red Hat, Inc.(1)	1,647	87,225
SAIC, Inc.	2,442	27,643
Salesforce.com, Inc.(1)	1,090	183,229
Symantec Corp.(1)	5,988	112,634
Teradata Corp.(1)	1,435	88,812
VeriSign, Inc.(1)	1,338	51,941
Yahoo! Inc.(1)	8,850	176,115

		6,067,930
Computer Technology – 6.3%
Apple, Inc.(2)	8,009	4,269,037
Dell, Inc.	12,421	125,825
EMC Corp.(1)	17,860	451,858
Hewlett-Packard Co.	16,748	238,659
International Business Machines Corp.(2)	9,043	1,732,187
NetApp, Inc.(1)	3,088	103,602
NVIDIA Corp.	5,284	64,940
SanDisk Corp.(1)	2,052	89,385
Western Digital Corp.	1,893	80,434

		7,155,927
Consumer Electronics – 0.1%
Garmin Ltd.	855	34,901
Harman International Industries, Inc.	570	25,445

		60,346
Consumer Lending – 0.1%
SLM Corp.	4,004	68,589

		68,589
Consumer Services: Miscellaneous – 0.5%
eBay, Inc.(1)	9,883	504,230
H & R Block, Inc.	2,289	42,507

		546,737
Containers & Packaging – 0.2%
Ball Corp.	1,318	58,981
Bemis Co., Inc.	881	29,478
MeadWestvaco Corp.	1,469	46,817
Owens-Illinois, Inc.(1)	1,408	29,948
Sealed Air Corp.	1,496	26,195

		191,419
Copper – 0.2%
Freeport-McMoran Copper & Gold, Inc.	8,095	276,849

		276,849

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

December 31, 2012	Shares	Value
Cosmetics – 0.2%
Avon Products, Inc.	3,678	$52,816
The Estee Lauder Companies, Inc., Class A	2,047	122,534

		175,350
Diversified Financial Services – 3.4%
Ameriprise Financial, Inc.	1,791	112,170
Bank of New York Mellon Corp.	10,047	258,208
Capital One Financial Corp.	4,951	286,812
Citigroup, Inc.	24,972	987,892
JPMorgan Chase & Co.(2)	32,348	1,422,342
Leucadia National Corp.	1,679	39,943
Morgan Stanley	11,768	225,004
The Goldman Sachs Group, Inc.	3,728	475,544

		3,807,915
Diversified Manufacturing Operations – 3.3%
3M Co.	5,418	503,061
Danaher Corp.	4,977	278,214
Dover Corp.	1,558	102,376
Eaton Corp. PLC	3,932	213,115
General Electric Co.(2)	89,185	1,871,993
Honeywell International, Inc.	6,640	421,441
Illinois Tool Works, Inc.	3,672	223,295
Ingersoll-Rand PLC	2,445	117,262

		3,730,757
Diversified Media – 0.9%
Discovery Communications, Inc., Class A(1)	2,102	133,435
News Corp., Class A	17,338	442,813
Time Warner, Inc.	8,074	386,179

		962,427
Diversified Retail – 2.6%
Amazon.com, Inc.(1)	3,082	774,013
Big Lots, Inc.(1)	504	14,344
Costco Wholesale Corp.	3,676	363,079
Dollar General Corp.(1)	2,173	95,808
Dollar Tree, Inc.(1)	1,968	79,822
Family Dollar Stores, Inc.	828	52,503
J.C. Penney Co., Inc.	1,215	23,948
Kohl’s Corp.	1,850	79,513
Macy’s, Inc.	3,288	128,298
Nordstrom, Inc.	1,315	70,352
Target Corp.	5,573	329,754
Wal-Mart Stores, Inc.	14,312	976,508

		2,987,942
Drug & Grocery Store Chains – 0.9%
CVS Caremark Corp.	10,618	513,380
Safeway, Inc.	2,046	37,012
The Kroger Co.	4,321	112,432
Walgreen Co.	7,287	269,692
Whole Foods Market, Inc.	1,465	133,799

		1,066,315

December 31, 2012	Shares	Value
Education Services – 0.0%
Apollo Group, Inc., Class A(1)	861	$18,012

		18,012
Electronic Components – 0.2%
Amphenol Corp., Class A	1,375	88,962
Corning, Inc.	12,697	160,236
Molex, Inc.	1,163	31,785

		280,983
Electronic Entertainment – 0.0%
Electronic Arts, Inc.(1)	2,714	39,434

		39,434
Energy Equipment – 0.0%
First Solar, Inc.(1)	510	15,749

		15,749
Engineering & Contracting Services – 0.2%
Fluor Corp.	1,423	83,587
Jacobs Engineering Group, Inc.(1)	1,103	46,955
Quanta Services, Inc.(1)	1,813	49,477

		180,019
Entertainment – 0.8%
The Walt Disney Co.	15,048	749,240
Viacom, Inc., Class B	3,859	203,524

		952,764
Environmental, Maintenance, And Security Services – 0.1%
Cintas Corp.	913	37,342
Stericycle, Inc.(1)	727	67,807

		105,149
Fertilizers – 0.6%
CF Industries Holdings, Inc.	534	108,487
Monsanto Co.	4,542	429,900
The Mosaic Co.	2,358	133,534

		671,921
Financial Data & Systems – 1.9%
American Express Co.	8,240	473,635
Discover Financial Services	4,385	169,042
Equifax, Inc.	1,018	55,094
Fidelity National Information Services, Inc.	2,137	74,389
Fiserv, Inc.(1)	1,160	91,675
MasterCard, Inc., Class A	915	449,521
Moody’s Corp.	1,648	82,927
The Dun & Bradstreet Corp.	381	29,966
Total System Services, Inc.	1,361	29,153
Visa, Inc., Class A	4,453	674,986
Western Union Co.	5,169	70,350

		2,200,738
Foods – 1.7%
Campbell Soup Co.	1,513	52,789
ConAgra Foods, Inc.	3,484	102,778
Dean Foods Co.(1)	1,570	25,921

10	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

December 31, 2012	Shares	Value
Foods (continued)
General Mills, Inc.	5,476	$221,285
H.J. Heinz Co.	2,712	156,428
Hormel Foods Corp.	1,112	34,705
Kellogg Co.	2,096	117,062
Kraft Foods Group, Inc.	5,046	229,442
McCormick & Co., Inc.	1,135	72,106
Mead Johnson Nutrition Co.	1,745	114,978
Mondelez International, Inc., Class A	15,140	385,616
Sysco Corp.	4,963	157,129
The Hershey Co.	1,284	92,730
The JM Smucker Co.	942	81,238
Tyson Foods, Inc., Class A	2,491	48,325

		1,892,532
Fruit & Grain Processing – 0.1%
Archer-Daniels-Midland Co.	5,593	153,192

		153,192
Gas Pipeline – 0.4%
EQT Corp.	1,279	75,436
Kinder Morgan, Inc.	5,415	191,312
Spectra Energy Corp.	5,580	152,780

		419,528
Gold – 0.2%
Newmont Mining Corp.	4,230	196,441

		196,441
Health Care Facilities – 0.1%
DaVita HealthCare Partners, Inc.(1)	728	80,466
Tenet Healthcare Corp.(1)	885	28,736

		109,202
Health Care Management Services – 0.9%
Aetna, Inc.	2,857	132,279
CIGNA Corp.	2,440	130,442
Coventry Health Care, Inc.	1,141	51,151
Humana, Inc.	1,373	94,229
UnitedHealth Group, Inc.	8,681	470,858
WellPoint, Inc.	2,561	156,016

		1,034,975
Health Care Services – 0.6%
Cerner Corp.(1)	1,236	95,963
Express Scripts Holding Co.(1)	6,907	372,978
McKesson Corp.	2,013	195,181

		664,122
Home Building – 0.1%
D.R. Horton, Inc.	2,362	46,720
Lennar Corp., Class A	1,388	53,674
Pulte Group, Inc.(1)	2,879	52,283

		152,677

December 31, 2012	Shares	Value
Hotel/Motel – 0.3%
Marriott International, Inc., Class A	2,150	$80,130
Starwood Hotels & Resorts Worldwide, Inc.	1,666	95,562
Wyndham Worldwide Corp.	1,210	64,384
Wynn Resorts Ltd.	669	75,256

		315,332
Household Appliances – 0.1%
Whirlpool Corp.	661	67,257

		67,257
Household Equipment & Products – 0.1%
Newell Rubbermaid, Inc.	2,459	54,762
Snap-On, Inc.	490	38,705

		93,467
Household Furnishings – 0.0%
Leggett & Platt, Inc.	1,174	31,956

		31,956
Insurance: Life – 0.6%
Aflac, Inc.	3,986	211,736
Lincoln National Corp.	2,377	61,564
Principal Financial Group, Inc.	2,395	68,306
Prudential Financial, Inc.	3,962	211,294
Torchmark Corp.	811	41,904
Unum Group	2,379	49,531

		644,335
Insurance: Multi-Line – 2.4%
American International Group, Inc.(1)	12,513	441,709
Aon PLC	2,733	151,955
Assurant, Inc.	682	23,665
Berkshire Hathaway, Inc., Class B(1)	15,518	1,391,965
Genworth Financial, Inc., Class A(1)	4,179	31,384
Loews Corp.	2,638	107,499
Marsh & McLennan Companies, Inc.	4,653	160,389
MetLife, Inc.	9,045	297,942
The Hartford Financial Services Group, Inc.	3,702	83,073

		2,689,581
Insurance: Property-Casualty – 0.9%
ACE Ltd.	2,881	229,904
Cincinnati Financial Corp.	1,243	48,676
The Allstate Corp.	4,128	165,821
The Chubb Corp.	2,259	170,148
The Progressive Corp.	4,780	100,858
The Travelers Companies, Inc.	3,283	235,785
XL Group PLC	2,664	66,760

		1,017,952
Leisure Time – 0.4%
Carnival Corp.	3,807	139,983
Expedia, Inc.	797	48,976
Priceline.com, Inc.(1)	420	260,904
TripAdvisor, Inc.(1)	933	39,149

		489,012

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

December 31, 2012	Shares	Value
Luxury Items – 0.1%
Fossil, Inc.(1)	467	$43,477
Tiffany & Co.	1,011	57,971

		101,448
Machinery: Agricultural – 0.3%
Deere & Co.	3,339	288,556

		288,556
Machinery: Construction & Handling – 0.4%
Caterpillar, Inc.	5,567	498,692

		498,692
Machinery: Engines – 0.1%
Cummins, Inc.	1,509	163,500

		163,500
Machinery: Industrial – 0.1%
Joy Global, Inc.	894	57,019

		57,019
Machinery: Tools – 0.1%
Stanley Black & Decker, Inc.	1,440	106,517

		106,517
Medical & Dental Instruments & Supplies – 0.7%
Becton, Dickinson and Co.	1,611	125,964
Boston Scientific Corp.(1)	12,027	68,915
C.R. Bard, Inc.	671	65,584
DENTSPLY International, Inc.	1,205	47,730
Edwards Lifesciences Corp.(1)	987	88,998
Patterson Companies, Inc.	744	25,467
St. Jude Medical, Inc.	2,680	96,855
Stryker Corp.	2,482	136,063
Zimmer Holdings, Inc.	1,486	99,057

		754,633
Medical Equipment – 1.0%
CareFusion Corp.(1)	1,868	53,388
Covidien PLC	3,997	230,787
Intuitive Surgical, Inc.(1)	338	165,745
Medtronic, Inc.	8,551	350,762
PerkinElmer, Inc.	970	30,788
Thermo Fisher Scientific, Inc.	3,112	198,483
Varian Medical Systems, Inc.(1)	938	65,885

		1,095,838
Medical Services – 0.1%
Laboratory Corp. of America Holdings(1)	821	71,115
Quest Diagnostics, Inc.	1,342	78,198

		149,313
Metal Fabricating – 0.3%
Fastenal Co.	2,291	106,967
Precision Castparts Corp.	1,227	232,418

		339,385

December 31, 2012	Shares	Value
Metals & Minerals: Diversified – 0.0%
Cliffs Natural Resources, Inc.	1,214	$46,812

		46,812
Office Supplies & Equipment – 0.1%
Avery Dennison Corp.	869	30,346
Pitney Bowes, Inc.	1,706	18,152
Xerox Corp.	11,116	75,811

		124,309
Offshore Drilling & Other Services – 0.0%
Diamond Offshore Drilling, Inc.	592	40,232

		40,232
Oil Well Equipment & Services – 1.7%
Baker Hughes, Inc.	3,745	152,946
Cameron International Corp.(1)	2,104	118,792
Ensco PLC, Class A	1,981	117,434
FMC Technologies, Inc.(1)	2,035	87,159
Halliburton Co.	7,901	274,086
Helmerich & Payne, Inc.	898	50,297
Nabors Industries Ltd.(1)	2,465	35,619
National Oilwell Varco, Inc.	3,633	248,316
Noble Corp.	2,153	74,967
Rowan Companies PLC(1)	1,046	32,708
Schlumberger Ltd.	11,305	783,323

		1,975,647
Oil: Crude Producers – 2.1%
Anadarko Petroleum Corp.	4,259	316,486
Apache Corp.	3,336	261,876
Cabot Oil & Gas Corp.	1,793	89,184
Chesapeake Energy Corp.	4,424	73,527
Denbury Resources, Inc.(1)	3,322	53,816
Devon Energy Corp.	3,206	166,840
EOG Resources, Inc.	2,300	277,817
Newfield Exploration Co.(1)	1,151	30,824
Noble Energy, Inc.	1,516	154,238
Occidental Petroleum Corp.	6,900	528,609
Pioneer Natural Resources Co.	1,047	111,600
QEP Resources, Inc.	1,504	45,526
Range Resources Corp.	1,388	87,208
Southwestern Energy Co.(1)	2,967	99,127
WPX Energy, Inc.(1)	1,685	25,073

		2,321,751
Oil: Integrated – 5.6%
Chevron Corp.	16,713	1,807,344
ConocoPhillips	10,354	600,428
Exxon Mobil Corp.(2)	38,846	3,362,121
Hess Corp.	2,534	134,201
Marathon Oil Corp.	6,010	184,267
Murphy Oil Corp.	1,576	93,851
Williams Companies, Inc.	5,689	186,258

		6,368,470

12	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

December 31, 2012	Shares	Value
Oil: Refining And Marketing – 0.6%
Marathon Petroleum Corp.	2,880	$181,440
Phillips 66	5,338	283,448
Tesoro Corp.	1,189	52,375
Valero Energy Corp.	4,699	160,330

		677,593
Paints & Coatings – 0.3%
PPG Industries, Inc.	1,299	175,820
The Sherwin-Williams Co.	723	111,212

		287,032
Paper – 0.1%
International Paper Co.	3,729	148,563

		148,563
Personal Care – 2.1%
Clorox Co.	1,099	80,469
Colgate-Palmolive Co.	3,809	398,193
Kimberly-Clark Corp.	3,364	284,022
The Procter & Gamble Co.(2)	23,272	1,579,936

		2,342,620
Pharmaceuticals – 6.5%
Abbott Laboratories	13,369	875,669
Allergan, Inc.	2,615	239,874
AmerisourceBergen Corp.	2,115	91,326
Bristol-Myers Squibb Co.	14,000	456,260
Cardinal Health, Inc.	2,891	119,051
Eli Lilly & Co.	8,687	428,443
Forest Laboratories, Inc.(1)	2,009	70,958
Gilead Sciences, Inc.(1)	6,446	473,459
Hospira, Inc.(1)	1,408	43,986
Johnson & Johnson(2)	23,463	1,644,756
Merck & Co., Inc.	25,946	1,062,229
Mylan, Inc.(1)	3,460	95,081
Perrigo Co.	753	78,335
Pfizer, Inc.	62,793	1,574,848
Watson Pharmaceuticals, Inc.(1)	1,085	93,310

		7,347,585
Producer Durables: Miscellaneous – 0.1%
W.W. Grainger, Inc.	509	103,006

		103,006
Production Technology Equipment – 0.2%
Applied Materials, Inc.	10,594	121,195
KLA-Tencor Corp.	1,423	67,963
Lam Research Corp.(1)	1,547	55,893
Teradyne, Inc.(1)	1,581	26,703

		271,754
Publishing – 0.2%
Gannett Co., Inc.	1,972	35,516
The McGraw-Hill Companies, Inc.	2,380	130,114
The Washington Post Co., Class B	41	14,974

		180,604

December 31, 2012	Shares	Value
Radio & TV Broadcasters – 0.2%
CBS Corp., Class B	5,072	$192,990

		192,990
Railroads – 0.8%
CSX Corp.	8,889	175,380
Norfolk Southern Corp.	2,728	168,700
Union Pacific Corp.	4,038	507,657

		851,737
Real Estate – 0.0%
CBRE Group, Inc., Class A(1)	2,567	51,083

		51,083
Real Estate Investment Trusts – 2.1%
American Tower Corp.	3,362	259,782
Apartment Investment & Management Co., Class A	1,211	32,770
AvalonBay Communities, Inc.	970	131,522
Boston Properties, Inc.	1,284	135,860
Equity Residential	2,726	154,482
HCP, Inc.	3,866	174,666
Health Care REIT, Inc.	2,162	132,509
Host Hotels & Resorts, Inc.	6,164	96,590
Kimco Realty Corp.	3,458	66,808
Plum Creek Timber Co., Inc.	1,374	60,964
ProLogis, Inc.	3,928	143,333
Public Storage, Inc.	1,229	178,156
Simon Property Group, Inc.	2,585	408,662
Ventas, Inc.	2,519	163,030
Vornado Realty Trust	1,461	116,997
Weyerhaeuser Co.	4,585	127,555

		2,383,686
Recreational Vehicles & Boats – 0.1%
Harley-Davidson, Inc.	1,949	95,189

		95,189
Restaurants – 1.3%
Chipotle Mexican Grill, Inc.(1)	266	79,124
Darden Restaurants, Inc.	1,085	48,901
McDonald’s Corp.	8,584	757,195
Starbucks Corp.	6,289	337,216
Yum! Brands, Inc.	3,887	258,097

		1,480,533
Scientific Instruments: Control & Filter – 0.6%
ADT Corp.	1,956	90,934
Flowserve Corp.	430	63,124
Pall Corp.	989	59,597
Parker Hannifin Corp.	1,267	107,771
Rockwell Automation, Inc.	1,204	101,124
Roper Industries, Inc.	828	92,306
Tyco International Ltd.	3,912	114,426
Waters Corp.(1)	752	65,514

		694,796

The accompanying notes are an integral part of these financial statements.	13

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

December 31, 2012	Shares	Value
Scientific Instruments: Electrical – 0.3%
Emerson Electric Co.	6,192	$327,928

		327,928
Scientific Instruments: Gauges & Meters – 0.1%
Agilent Technologies, Inc.	2,974	121,756

		121,756
Scientific Instruments: Pollution Control – 0.3%
Pentair Ltd.	1,784	87,683
Republic Services, Inc.	2,592	76,023
Waste Management, Inc.	3,736	126,053
Xylem, Inc.	1,576	42,710

		332,469
Securities Brokerage & Services – 0.4%
CME Group, Inc.	2,609	132,302
E*TRADE Financial Corp.(1)	2,170	19,422
IntercontinentalExchange, Inc.(1)	614	76,019
NYSE Euronext	2,097	66,139
The Charles Schwab Corp.	9,364	134,467
The NASDAQ OMX Group, Inc.	1,044	26,111

		454,460
Semiconductors & Components – 1.6%
Advanced Micro Devices, Inc.(1)	5,131	12,314
Altera Corp.	2,719	93,642
Analog Devices, Inc.	2,535	106,622
Broadcom Corp., Class A(1)	4,391	145,825
Intel Corp.	42,258	871,783
Linear Technology Corp.	1,929	66,165
LSI Corp.(1)	4,739	33,552
Microchip Technology, Inc.	1,626	52,991
Micron Technology, Inc.(1)	8,650	54,928
Texas Instruments, Inc.	9,476	293,188
Xilinx, Inc.	2,226	79,913

		1,810,923
Specialty Retail – 2.1%
Abercrombie & Fitch Co., Class A	694	33,291
AutoNation, Inc.(1)	321	12,744
AutoZone, Inc.(1)	325	115,190
Bed, Bath & Beyond, Inc.(1)	1,979	110,646
Best Buy Co., Inc.	2,259	26,769
CarMax, Inc.(1)	1,944	72,978
GameStop Corp., Class A	1,044	26,194
Limited Brands, Inc.	2,036	95,814
Lowe’s Companies, Inc.	9,711	344,935
Netflix, Inc.(1)	471	43,699
O’Reilly Automotive, Inc.(1)	944	84,412
PetSmart, Inc.	921	62,941
Ross Stores, Inc.	1,902	102,993
Staples, Inc.	5,819	66,336
The Gap, Inc.	2,543	78,935
The Home Depot, Inc.	12,693	785,062

December 31, 2012	Shares	Value
Specialty Retail (continued)
The TJX Companies, Inc.	6,273	$266,289
Urban Outfitters, Inc.(1)	935	36,802

		2,366,030
Steel – 0.2%
Allegheny Technologies, Inc.	906	27,506
Nucor Corp.	2,708	116,932
United States Steel Corp.	1,228	29,312

		173,750
Technology: Miscellaneous – 0.0%
Jabil Circuit, Inc.	1,587	30,613

		30,613
Telecommunications Equipment – 0.3%
Crown Castle International Corp.(1)	2,501	180,472
Motorola Solutions, Inc.	2,318	129,066

		309,538
Textiles, Apparel & Shoes – 0.6%
Coach, Inc.	2,433	135,056
NIKE, Inc., Class B	6,268	323,429
Ralph Lauren Corp.	520	77,958
VF Corp.	749	113,077

		649,520
Tobacco – 1.8%
Altria Group, Inc.	17,332	544,571
Lorillard, Inc.	1,110	129,504
Philip Morris International, Inc.	14,199	1,187,604
Reynolds American, Inc.	2,802	116,087

		1,977,766
Toys – 0.1%
Hasbro, Inc.	973	34,931
Mattel, Inc.	2,912	106,637

		141,568
Transportation Miscellaneous – 0.5%
Expeditors International of Washington, Inc.	1,781	70,438
United Parcel Service, Inc., Class B	6,134	452,260

		522,698
Truckers – 0.1%
C.H. Robinson Worldwide, Inc.	1,365	86,295

		86,295
Utilities: Electrical – 2.9%
Ameren Corp.	2,038	62,607
American Electric Power, Inc.	4,117	175,714
CMS Energy Corp.	2,241	54,636
Consolidated Edison, Inc.	2,486	138,072
Dominion Resources, Inc.	4,864	251,955
DTE Energy Co.	1,468	88,153
Duke Energy Corp.	5,990	382,162
Edison International	2,772	125,267
Entergy Corp.	1,498	95,497

14	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

December 31, 2012	Shares	Value
Utilities: Electrical (continued)
Exelon Corp.	7,269	$216,180
FirstEnergy Corp.	3,554	148,415
NextEra Energy, Inc.	3,603	249,292
Northeast Utilities	2,662	104,031
NRG Energy, Inc.	2,783	63,981
Pepco Holdings, Inc.	2,069	40,573
PG&E Corp.	3,650	146,657
Pinnacle West Capital Corp.	937	47,768
PPL Corp.	4,882	139,772
Public Service Enterprise Group, Inc.	4,281	130,999
SCANA Corp.	1,136	51,847
Southern Co.	7,445	318,720
TECO Energy, Inc.	1,846	30,939
The AES Corp.	5,313	56,849
Wisconsin Energy Corp.	1,956	72,079
Xcel Energy, Inc.	4,148	110,793

		3,302,958
Utilities: Gas Distributors – 0.3%
AGL Resources, Inc.	964	38,531
CenterPoint Energy, Inc.	3,590	69,108
NiSource, Inc.	2,395	59,612
ONEOK, Inc.	1,754	74,983
Sempra Energy	1,912	135,637

		377,871
Utilities: Miscellaneous – 0.0%
Integrys Energy Group, Inc.	680	35,510

		35,510
Utilities: Telecommunications – 2.8%
AT&T, Inc.(2)	48,400	1,631,564
CenturyLink, Inc.	5,318	208,040
Frontier Communications Corp.	8,517	36,453
MetroPCS Communications, Inc.(1)	2,698	26,818
Sprint Nextel Corp.(1)	25,553	144,886
Verizon Communications, Inc.	24,264	1,049,903
Windstream Corp.	4,978	41,218

		3,138,882
Total Common Stocks (Cost $63,314,021)		108,513,397

December 31, 2012	Principal Amount	Value
U.S. Government Securities – 0.2%
U.S. Treasury Bills 0.028% due 3/21/2013(2)	$20,000	$19,999
0.193% due 3/7/2013(2)	25,000	24,991
0.20% due 3/7/2013(2)	50,000	49,982
U.S. Treasury Note 3.125% due 5/15/2019(2)	145,000	164,212

Total U.S. Government Securities (Cost $237,827)		259,184

	Principal Amount	Value
Repurchase Agreements – 3.5%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/31/2012, maturity value of $3,954,002, due 1/2/2013(3)	3,954,000	3,954,000
Total Repurchase Agreements (Cost $3,954,000)		3,954,000
Total Investments - 99.9% (Cost $67,505,848)		112,726,581
Other Assets, Net - 0.1%		107,581
Total Net Assets - 100.0%		$112,834,162

(1)	Non-income producing security.
(2)	Security is segregated as collateral to cover margin requirements on open futures contracts.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
FNMA	2.50%	9/28/2022	$4,034,484

The table below presents futures contracts as of December 31, 2012.

Description	Counter- party	Number of Contracts	Expiration	Notional Value (000s)	Unreal -ized Depre -ciation
Purchased Futures Contracts
E-mini S&P 500 Futures	Goldman Sachs & Co.	61	3/15/2013	$4,331	$(2,432)

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$108,513,397	$—	$—	$108,513,397
U.S. Government Securities	—	259,184	—	259,184
Repurchase Agreements	—	3,954,000	—	3,954,000
Other Financial Instruments: Financial Futures Contracts	(2,432)	—	—	(2,432)
Total	$108,510,965	$4,213,184	$—	$112,724,149

The accompanying notes are an integral part of these financial statements.	15

FINANCIAL INFORMATION — RS S&P 500 INDEX VIP SERIES

Statement of Assets and Liabilities As of December 31, 2012
Assets
Investments, at value	$112,726,581
Cash and cash equivalents	967
Receivable for investments sold	417,906
Dividends/interest receivable	120,386
Receivable for variation margin	110,105
Due from distributor	31,450
Receivable for fund shares subscribed	14,677

Total Assets	113,422,072

Liabilities
Payable for investments purchased	426,861
Payable for fund shares redeemed	102,645
Payable to adviser	23,752
Accrued trustees’ fees	1,126
Accrued expenses/other liabilities	33,526

Total Liabilities	587,910

Total Net Assets	$112,834,162

Net Assets Consist of:
Paid-in capital	$101,184,510
Accumulated undistributed net investment income	7,645
Accumulated net realized loss from investments and futures contracts	(33,576,294)
Net unrealized appreciation on investments and futures contracts	45,218,301

Total Net Assets	$112,834,162

Investments, at Cost	$67,505,848

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	10,899,739
Net Asset Value Per Share	$10.35

Statement of Operations For the Year Ended December 31, 2012
Investment Income
Dividends	$2,448,338
Interest	5,384
Withholding taxes on foreign dividends	(1,365)

Total Investment Income	2,452,357

Expenses
Investment advisory fees	272,390
Custodian fees	57,276
Professional fees	47,944
Shareholder reports	30,723
Administrative service fees	13,701
Trustees’ fees	5,290
Other expenses	17,160

Total Expenses	444,484

Less: Expense reimbursement by distributor	(139,408)
Less: Custody credits	(8)

Total Expenses, Net	305,068

Net Investment Income	2,147,289

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Futures Contracts
Net realized gain from investments	1,672,907
Net realized gain from futures contracts	615,947
Net change in unrealized appreciation/depreciation on investments	11,270,350
Net change in unrealized appreciation/depreciation on futures contracts	(45,646)

Net Gain on Investments and Futures Contracts	13,513,558

Net Increase in Net Assets Resulting from Operations	$15,660,847

16	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION – RS S&P 500 INDEX VIP SERIES

Statement of Changes in Net Assets

	For the Year Ended 12/31/12	For the Year Ended 12/31/11

Operations
Net investment income	$2,147,289	$1,865,479
Net realized gain from investments and futures contracts	2,288,854	2,833,230
Net change in unrealized appreciation/depreciation on investments and futures contracts	11,224,704	(2,506,706)

Net Increase in Net Assets Resulting from Operations	15,660,847	2,192,003

Distributions to Shareholders
Net investment income	(2,134,513)	(1,854,887)

Total Distributions	(2,134,513)	(1,854,887)

Capital Share Transactions
Proceeds from sales of shares	17,468,587	9,975,108
Reinvestment of distributions	2,134,513	1,854,887
Cost of shares redeemed	(20,588,598)	(21,674,444)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(985,498)	(9,844,449)

Net Increase/(Decrease) in Net Assets	12,540,836	(9,507,333)

Net Assets
Beginning of year	100,293,326	109,800,659

End of year	$112,834,162	$100,293,326

Accumulated Undistributed Net Investment Income Included in Net Assets	$7,645	$—

Other Information:
Shares
Sold	1,739,999	1,084,293
Reinvested	207,234	210,543
Redeemed	(2,042,897)	(2,333,356)

Net Decrease	(95,664)	(1,038,520)

The accompanying notes are an integral part of these financial statements.	17

FINANCIAL INFORMATION — RS S&P 500 INDEX VIP SERIES

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/12	$9.12	$0.20	$1.23	$1.43	$(0.20)	$—	$(0.20)
Year Ended 12/31/11	9.12	0.17	—	0.17	(0.17)	—	(0.17)
Year Ended 12/31/10	8.08	0.15	1.04	1.19	(0.15)	—	(0.15)
Year Ended 12/31/09	6.52	0.15	1.56	1.71	(0.15)	—	(0.15)
Year Ended 12/31/08	10.71	0.21	(4.19)	(3.98)	(0.21)	—	(0.21)

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS S&P 500 INDEX VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$10.35	15.68%	$112,834	0.28%	0.41%	1.97%	1.84%	3%
9.12	1.95%	100,293	0.28%	0.38%	1.76%	1.66%	3%
9.12	14.77%	109,801	0.28%	0.37%	1.74%	1.65%	5%
8.08	26.25%	104,420	0.28%	0.36%	2.03%	1.95%	5%
6.52	(37.16)%	158,838	0.28%	0.35%	2.02%	1.95%	8%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	19

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES

December 31, 2012

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS S&P 500 Index VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”). Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Future contracts shall be valued at the settlement prices established each day by the boards of trade or exchange on which they are traded.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value

20

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES

hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2012, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2012, there were no transfers between Level 1 and Level 2.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2012, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2012, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2009 and by state authorities for tax years before 2008.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the

21

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES

Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations (but not in the Financial Highlights) as a reduction to the Fund’s expenses.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment

Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.25%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and review by RS Investments. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2013 to limit the Fund’s total annual fund operating expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) to 0.28% of the average daily net assets of the Fund. To satisfy the expense limitations, certain affiliates of RS Investments, including GIS, may waive expenses that would otherwise be charged to the Fund or may reimburse expenses incurred by the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

RS Investments has an Expense Reimbursement Agreement in place with GIS with respect to certain funds of the Trust. The Expense Reimbursement Agreement provides that GIS will reimburse RS Investments for certain operating expenses and may make additional payments to mitigate losses incurred by RS Investments.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

22

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2012 and December 31, 2011, was as follows:

Ordinary Income
2012	$2,134,513
2011	1,854,887

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2012, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
$(1,332)	$(5,131)	$6,463

The tax basis of distributable earnings as of December 31, 2012 was as follows:

Undistributed Ordinary Income
$7,645

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.
During the year ended December 31, 2012, the Fund utilized $2,084,753 of capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2012 were as follows:

Expiring	Amount
2016	$5,754,829
2017	17,800,138
2018	2,431,713

Total	$25,986,680

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2012, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2012, was $75,097,894. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2012, aggregated $41,665,423 and $(4,036,736), respectively, resulting in net unrealized appreciation of $37,628,687.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $3,498,833 and $4,882,053, respectively, for the year ended December 31, 2012.

b. Derivative Instruments and Hedging Activities The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure at December 31, 2012.

Derivative Instrument Type	Statement of Assets and Liabilities Location	Value
Financial Futures Contracts	Net unrealized depreciation on investments and futures contracts*	$(2,432)

*	The cumulative depreciation of financial futures contracts is reported in the notes to the Schedule of Investments. Only the daily change in variation margin as of the reporting date is presented in the Statement of Assets and Liabilities. See Note 1d for additional information on futures contracts.

23

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES

The following is a summary of the effect of the Fund’s derivative instruments on the Statement of Operations for the year ended December 31, 2012.

Derivative Instrument Type	Location of Gain/ (Loss) on Derivatives Recognized in Income	Amount
Financial Futures Contracts	Net realized gain from futures contracts	$615,947
	Net change in unrealized appreciation/(depreciation) on futures contracts	45,646

The Fund held an average daily notional value of $2,698,000 E-mini S&P 500 Futures Contracts for the year ended December 31, 2012.

The Fund entered into financial futures contracts as a substitute for the purchase or sale of securities or when there was significant cash received from fund shares sold.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $100 million committed revolving credit facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the year ended December 31, 2012, the Fund did not borrow from the facility.

Note 6. Legal Matters

Two lawsuits have been filed relating to the Fund’s investment in Tribune Company in connection with a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007. One has been filed in the U.S. Bankruptcy Court for the District of Delaware, naming the Trust as a defendant; the other was filed in Delaware Superior Court and has since been transferred to a consolidated proceeding in the U.S. District Court for the Southern District of New York. The plaintiffs in both lawsuits seek to recover amounts paid to Tribune shareholders in the leveraged buyout transaction. The Fund received $218,212 in the transaction in 2011. The Trust cannot predict the outcomes of these proceedings. If the proceedings were to be decided or settled in a manner adverse to the Fund, the payment of such judgments or settlements could have a material adverse effect on the Fund’s net asset value.

Note 7. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 8. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS S&P 500 Index VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS S&P 500 Index VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2013

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements”, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and various sub-advisers (the “Sub-Advisers”) are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 14, 2012, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2012. Before the Board meeting on August 14, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS

Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund. The Independent Trustees took that report into consideration along with the other information presented for their review, but did not regard it as conclusive or determinative.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ advisory fee rate for each Fund compared to peer mutual funds having similar objectives

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the Independent Trustees. In their respective reports, the independent consultant and the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered the supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as averages for competitive peer groups of mutual funds, and the reinvestment by RS Investments in recent and planned hiring of new personnel at various levels.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For RS Partners Fund, which was identified as having expenses at the highest end of the range, the Trustees noted that RS Investments had agreed to additional limitations on the Fund’s total expenses during the past year. For RS Value Fund, which was identified as having expenses at the higher end of the peer group, RS Investments provided additional information with respect to substantial steps taken and certain resources committed recently by the firm to improve the performance of that and other value Funds. The Independent Trustees also noted that RS Investments expects to devote particular attention in the coming year to improving performance for those two Funds and to review the Funds’ relative expense levels with the Trustees in the future in light of that performance. The Trustees agreed to continue to monitor the relevant Funds and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper organization with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted in the reports presented to them that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except as follows: (1) RS Value Fund, which was ranked in the lowest quartile for the one, three and five-year period; and (2) certain other Funds that use a value strategy had lagged their peer funds for the most recent one and three year periods. The Trustees agreed to monitor closely the performance of these Funds. Finally, the Trustees noted that RS Investments had undergone a number of recent changes to executive management, including the hiring of a Chief Investment Officer. Management of RS Investments has assured the Independent Trustees that performance improvement for the Funds with the least favorable relative performance is a high priority for RS Investments in the coming year and that certain initiatives have been undertaken for that purpose.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2011, and for the three months ended March 31, 2012. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. For larger Funds such as the RS Value Fund and RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

The Trustees also noted that the Chief Compliance Officer recited several additional factors in his report:

•	RS Investments has worked with its parent company on the transition to a new Chief Executive Officer and

28

SUPPLEMENTAL INFORMATION (UNAUDITED)

other senior personnel, including the addition of a Chief Investment Officer and Chief Operating Officer. In particular, the new Chief Executive Officer has worked to develop and execute a plan to address coordination between the equity groups and to address performance weaknesses for various Funds.

•

RS Investments has worked to be responsive to concerns raised by the Independent Trustees with respect to the performance of various Funds, including commitments to provide plans for smaller and less successful Funds. Progress in this area is shown by the past liquidation of several small Funds.

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities.

Overall, the Chief Compliance Officer believes RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After reviewing and considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2012.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

29

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	34	Envestnet, Inc. (1999–present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	34	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	34	None
Anne M. Goggin, November 1948	Trustee	Since August 2006	Attorney; Chair, Board of Trustees of the Trust (November 2007–September 2012); Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	34	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	34	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007	CEO and Co-Founder of TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999–2005).	34	None

30

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007–July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006–March 2007).	34	None
Matthew H. Scanlan,*** December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009–December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	34	None
Glen M. Wong, December 1961	Treasurer and Principal Financial and Accounting Officer	Since July 2012	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006–March 2009).	N/A	N/A

31

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers (continued)
Margherita L. DiManni, February 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2012	General Counsel, RS Investments since March 2012; Vice President and Corporate Initiatives Counsel, The Guardian Life Insurance Company of America (joined 1998).	N/A	N/A
John J. Sanders Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments.	N/A	N/A

+	c/o RS Investments, 388 Market Street, 17th floor, San Francisco, CA 94111
++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
+++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.
*	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.
***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

32

2012 Annual Report

All data as of December 31, 2012

RS Variable Products Trust

•	RS International Growth VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2012. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments, Guardian Baillie Gifford Limited or Baillie Gifford Overseas Limited. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS INTERNATIONAL GROWTH VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our Web site at www.guardianlife.com.

RS International Growth VIP Commentary

An internal team of investment professionals at RS Investments expects to assume the day-to-day management of RS International Growth VIP Series by July 1, 2013.

Highlights

•	International equity markets, as defined by the MSCI EAFE Index,[1] rose in 2012, a year in which political elections and transitions occurred in countries that, on a combined basis, generate over 40% of world GDP.

•	During 2012, RS International Growth VIP Series returned 18.35%, outperforming the MSCI EAFE Index, which rose 17.90%. The Fund also outperformed the MSCI EAFE Growth Index,[2] which returned 17.28%.

•	RS International Growth Fund seeks long-term capital appreciation by investing in companies located, traded, or doing a substantial amount of business outside of the United States that we believe can sustain above-average growth rates and that currently trade at prices that do not fully reflect those rates of growth.

Market Overview

2012 was a year of many positive events, especially for equity investors, despite largely negative newspaper headlines. Markets began displaying confidence in U.S. growth, underpinned by early signs of recovery in the housing market and the Federal Reserve’s determination to address issues in the U.S. economy. In Europe, positive European Central Bank rhetoric and action have aided in the further integration of its constituents, while country-level reforms have sought to address the problem of large accumulated debts and relative competitiveness. In Asia, the Chinese growth rate slowed amid government policies targeted at maintaining long-term stability in China.

Performance Update

RS International Growth VIP Series returned 18.35% over the 12 months ended December 31, 2012, outperforming the benchmark MSCI EAFE Index, which returned 17.90%. The Fund also outperformed the benchmark MSCI EAFE Growth Index, which rose 17.28%.

Portfolio Review

Inditex, the holding company behind the Spanish fashion retailer Zara, was the Fund’s strongest performing stock over the year. We believe that its primary competitive advantage is its ability to take products from conception to sale in a short period, thus responding to customer demand more quickly than its competitors. Higher average costs are offset by lower inventory risk and no advertising spend.

The Fund’s Swiss luxury goods holding Richemont was also a strong performer. We believe that the allure of luxury goods in the East continues to drive profits. Strong sales continue despite fears of a slowing Chinese economy.

The year was mixed for the Fund’s Chinese Internet holdings. Tencent, the gaming and social networking company, performed well amid a growing number of users and the company finding more ways to monetize that user base, notably through online gaming. In contrast, Baidu, the Chinese search giant, fell over the year, despite revenue growth of almost 50%. The market reacted poorly to this news, as the company had been seeing revenue growth of around 75% in previous years. Baidu dominates the Chinese online search market and has benefited from an increase in spending on online advertising. China’s online advertising spending is only around 5% of its total advertising expenditure, so we believe that this is an area that is likely to grow over the long term.

Elsewhere in Asia, the Fund’s Japanese holdings Gree and Rakuten also fell over 2012. Gree, an online gaming company, performed poorly following a well-publicized regulatory crackdown on the “kompu gatcha” payment method for online games. We believe that the market’s reaction has been excessive; Gree has many opportunities, both at home and overseas. Rakuten, an e-commerce company, is another company with international aspirations; however, it underperformed over the year, as competition from Amazon in Japan intensified.

Outlook

We remain optimistic about the outlook for equity markets around the globe and committed to our approach of investing in growth companies for the long run. Considering the events of the past 12 months and the immediate future, we believe that the world economy will continue to recover slowly from the lows experienced during the financial crisis. In particular, we believe that while various tail risks might continue to dominate discussion, the likelihood that they will disrupt the recovery has receded. Looking beyond the current business cycle, we believe that powerful long-term forces such as globalization and technological change make it appropriate to continue to pursue long-term growth.

3

RS INTERNATIONAL GROWTH VIP SERIES

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianlife.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2012.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty, and greater volatility.

4

RS INTERNATIONAL GROWTH VIP SERIES

Characteristics (unaudited)

Total Net Assets: $220,995,765

Geographical Location[3]

Top Ten Holdings[3]

Holding	Country	% of Total Net Assets
Baidu, Inc., ADR	People’s Republic of China	4.11%
Industria de Diseno Textil S.A.	Spain	4.00%
Atlas Copco AB, Class B	Sweden	3.91%
Tencent Holdings Ltd.	People’s Republic of China	3.21%
Prudential PLC	United Kingdom	3.21%
ARM Holdings PLC	United Kingdom	2.90%
L’Oreal S.A.	France	2.89%
Compagnie Financiere Richemont S.A., Class A	Switzerland	2.81%
Syngenta AG (Reg S)	Switzerland	2.78%
Standard Chartered PLC	United Kingdom	2.73%
Total		32.55%

1	The MSCI EAFE Index (Europe, Australasia, and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
2	The MSCI EAFE Growth Index (Europe, Australasia, and Far East) generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities within the MSCI EAFE Index classified by MSCI as most representing the growth style. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

5

RS INTERNATIONAL GROWTH VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS International Growth VIP Series	2/8/91	18.35%	6.09%	-1.20%	8.93%	7.24%
MSCI EAFE Index[1]		17.90%	4.04%	-3.21%	8.70%	5.70%
MSCI EAFE Growth Index[2]		17.28%	5.21%	-2.74%	8.14%	4.27%

Since inception performance for the indices is measured from 1/31/91, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS International Growth VIP Series, in the MSCI EAFE Index, and in the MSCI EAFE Growth Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Baillie Gifford International Growth Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianlife.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12-12/31/12	Expense Ratio During Period 7/1/12-12/31/12
Based on Actual Return	$1,000.00	$1,137.30	$5.05	0.94%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.41	$4.77	0.94%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL GROWTH VIP SERIES

December 31, 2012	Shares	Value
Common Stocks – 97.2%
Australia – 5.6%
Brambles Ltd.	382,804	$3,035,361
Cochlear Ltd.	18,854	1,562,988
Fortescue Metals Group Ltd.	770,099	3,837,740
James Hardie Industries SE	142,882	1,383,360
Woodside Petroleum Ltd.	73,597	2,622,630

		12,442,079
Brazil – 1.6%
BM&F BOVESPA S.A.	272,400	1,862,564
MercadoLibre, Inc.	16,400	1,288,548
OGX Petroleo e Gas Participacoes S.A.(1)	159,000	340,132

		3,491,244
Chile – 0.5%
Sociedad Quimica y Minera de Chile S.A., ADR	19,200	1,106,688

		1,106,688
Denmark – 3.7%
Novo Nordisk A/S, Class B	36,511	5,945,329
Novozymes A/S, Class B	80,960	2,298,181

		8,243,510
France – 7.1%
Essilor International S.A.	36,100	3,640,945
L’Oreal S.A.	45,825	6,376,201
PPR	30,328	5,695,922

		15,713,068
Germany – 3.5%
Adidas AG	22,181	1,979,636
Aixtron SE	88,581	1,056,346
HeidelbergCement AG	26,600	1,627,700
SMA Solar Technology AG	22,241	563,414
Volkswagen AG	11,062	2,399,759

		7,626,855
Hong Kong – 3.1%
AIA Group Ltd.	1,160,400	4,602,535
Hong Kong Exchanges & Clearing Ltd.	131,400	2,274,029

		6,876,564
India – 0.6%
Housing Development Finance Corp. Ltd.	82,500	1,259,043

		1,259,043
Italy – 3.4%
Fiat SpA(1)	799,440	4,027,108
UniCredit SpA(1)	716,926	3,530,468

		7,557,576

December 31, 2012	Shares	Value
Japan – 7.3%
Gree, Inc.	161,100	$2,500,194
Kyocera Corp.	16,700	1,514,110
Rakuten, Inc.	541,400	4,222,082
Sanrio Co. Ltd.	34,700	1,107,065
SMC Corp.	20,100	3,651,255
Softbank Corp.	66,800	2,447,633
Yamada Denki Co. Ltd.	15,360	593,679

		16,036,018
Norway – 0.5%
Schibsted ASA	27,054	1,156,963

		1,156,963
People’s Republic of China – 8.8%
Baidu, Inc., ADR(1)	90,600	9,086,274
CNOOC Ltd.	530,000	1,167,596
New Oriental Education & Technology Group, ADR	51,900	1,008,417
Tencent Holdings Ltd.	217,000	7,099,737
Youku Tudou, Inc., ADR(1)	56,626	1,032,858

		19,394,882
Peru – 0.7%
Credicorp Ltd.	10,974	1,608,349

		1,608,349
Portugal – 0.9%
Jeronimo Martins, SGPS, S.A.	105,748	2,044,786

		2,044,786
Russia – 0.5%
Mail.ru Group Ltd., GDR	34,541	1,206,454

		1,206,454
Singapore – 0.7%
Singapore Exchange Ltd.	255,000	1,481,828

		1,481,828
South Africa – 0.4%
Impala Platinum Holdings Ltd.	42,800	855,962

		855,962
South Korea – 3.5%
Celltrion, Inc.	70,306	1,716,858
NHN Corp.	10,257	2,178,820
Samsung Electronics Co. Ltd.	2,652	3,810,393

		7,706,071
Spain – 6.6%
Banco Santander S.A.	551,078	4,478,615
Distribuidora Internacional de Alimentacion S.A.	179,386	1,146,123
Industria de Diseno Textil S.A.	62,936	8,842,904

		14,467,642

8	The accompanying notes are an integral part of these financial statements.

RS INTERNATIONAL GROWTH VIP SERIES

December 31, 2012	Shares	Value
Sweden – 9.7%
Alfa Laval AB	122,371	$2,558,752
Atlas Copco AB, Class B	352,129	8,643,530
Elekta AB, Class B	103,759	1,617,856
Oriflame Cosmetics S.A., SDR	32,015	1,023,948
Sandvik AB	198,254	3,186,289
Svenska Handelsbanken AB, Class A	121,116	4,354,347

		21,384,722
Switzerland – 8.6%
ABB Ltd. (Reg S)(1)	129,539	2,686,318
Compagnie Financiere Richemont S.A., Class A	79,252	6,220,926
Geberit AG(1)	12,304	2,727,492
Syngenta AG (Reg S)	15,202	6,141,399
The Swatch Group AG	2,287	1,159,747

		18,935,882
Taiwan – 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	95,466	1,638,197

		1,638,197
Turkey – 1.5%
BIM Birlesik Magazalar A.S.	25,835	1,266,810
Turkiye Garanti Bankasi A.S.	402,757	2,102,161

		3,368,971
United Kingdom – 17.7%
Aggreko PLC	40,120	1,144,967
ARM Holdings PLC	508,000	6,415,400
BG Group PLC	92,790	1,547,718
BHP Billiton PLC	141,000	4,973,560
British American Tobacco PLC	65,129	3,310,830
Meggitt PLC	490,708	3,072,690
Prudential PLC	496,600	7,085,163
Rolls-Royce Holdings PLC(1)	390,080	5,595,067
Standard Chartered PLC	232,700	6,022,216

		39,167,611
Total Common Stocks (Cost $159,755,714)		214,770,965

December 31, 2012	Shares	Value
Preferred Stocks – 2.1%
Brazil – 0.9%
Itau Unibanco Holding S.A., ADR	123,940	$2,040,052

		2,040,052
Germany – 1.2%
Porsche Automobil Holding SE	31,100	2,559,991

		2,559,991
Total Preferred Stocks (Cost $4,379,488)		4,600,043

	Principal Amount	Value
Repurchase Agreements – 0.8%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/31/2012, maturity value of $1,800,001, due 1/2/2013(2)	$1,800,000	1,800,000
Total Repurchase Agreements (Cost $1,800,000)		1,800,000
Total Investments - 100.1% (Cost $165,935,202)		221,171,008
Other Liabilities, Net - (0.1)%		(175,243)
Total Net Assets - 100.0%		$220,995,765

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Bond	4.50%	2/15/2036	$1,839,922

Legend:

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

SDR — Swedish Depository Receipt.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$20,589,884	$194,181,081	*	$—	$214,770,965
Preferred Stocks	2,040,052	2,559,991	*	—	4,600,043
Repurchase Agreements	—	1,800,000		—	1,800,000
Total	$22,629,936	$198,541,072		$—	$221,171,008

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models. These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — RS INTERNATIONAL GROWTH VIP SERIES

Statement of Assets and Liabilities As of December 31, 2012
Assets
Investments, at value	$221,171,008
Cash and cash equivalents	698
Foreign currency, at value	25,034
Dividends/interest receivable	149,023
Receivable for investments sold	50,440
Receivable for fund shares subscribed	30,073

Total Assets	221,426,276

Liabilities
Payable for investments purchased	161,001
Payable to adviser	147,855
Payable for fund shares redeemed	56,717
Accrued trustees’ fees	2,168
Accrued expenses/other liabilities	62,770

Total Liabilities	430,511

Total Net Assets	$220,995,765

Net Assets Consist of:
Paid-in capital	$168,691,688
Distributions in excess of net investment income	(377,050)
Accumulated net realized loss from investments and foreign currency transactions	(2,550,521)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	55,231,648

Total Net Assets	$220,995,765

Investments, at Cost	$165,935,202

Foreign Currency, at Cost	$25,066

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	11,114,687
Net Asset Value Per Share	$19.88

Statement of Operations For the Year Ended December 31, 2012
Investment Income
Dividends	$4,887,889
Interest	4,545
Withholding taxes on foreign dividends	(342,419)

Total Investment Income	4,550,015

Expenses
Investment advisory fees	1,732,959
Custodian fees	118,371
Shareholder reports	52,649
Professional fees	36,169
Administrative service fees	27,253
Trustees’ fees	10,506
Other expenses	10,464

Total Expenses	1,988,371

Less: Custody credits	(9)

Total Expenses, Net	1,988,362

Net Investment Income	2,561,653

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized loss from investments	(1,353,886)
Net realized loss from foreign currency transactions	(54,904)
Net change in unrealized appreciation/depreciation on investments	36,101,125
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	(13,258)

Net Gain on Investments and Foreign Currency Transactions	34,679,077

Net Increase in Net Assets Resulting from Operations	$37,240,730

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS INTERNATIONAL GROWTH VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/12	For the Year Ended 12/31/11

Operations
Net investment income	$2,561,653	$3,336,942
Net realized gain/(loss) from investments and foreign currency transactions	(1,408,790)	7,863,383
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	36,087,867	(38,446,345)

Net Increase/(Decrease) in Net Assets Resulting from Operations	37,240,730	(27,246,020)

Distributions to Shareholders
Net investment income	(2,454,279)	(2,670,171)
Net realized gain on investments	—	(1,973,395)

Total Distributions	(2,454,279)	(4,643,566)

Capital Share Transactions
Proceeds from sales of shares	11,094,503	16,292,194
Reinvestment of distributions	2,454,279	4,643,566
Cost of shares redeemed	(35,586,764)	(36,732,397)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(22,037,982)	(15,796,637)

Net Increase/(Decrease) in Net Assets	12,748,469	(47,686,223)

Net Assets
Beginning of year	208,247,296	255,933,519

End of year	$220,995,765	$208,247,296

Distributions in Excess of Net Investment Income Included in Net Assets	$(377,050)	$(429,520)

Other Information:
Shares
Sold	640,838	861,750
Reinvested	126,509	282,455
Redeemed	(1,909,617)	(1,891,716)

Net Decrease	(1,142,270)	(747,511)

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS INTERNATIONAL GROWTH VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/12	$16.99	$0.23	$2.88	$3.11	$(0.22)	$—	$(0.22)
Year Ended 12/31/11	19.68	0.27	(2.58)	(2.31)	(0.22)	(0.16)	(0.38)
Year Ended 12/31/10	17.51	0.25	2.23	2.48	(0.31)	—	(0.31)
Year Ended 12/31/09	12.81	0.26	4.73	4.99	(0.28)	(0.01)	(0.29)
Year Ended 12/31/08	24.09	0.42	(10.88)	(10.46)	(0.36)	(0.46)	(0.82)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS INTERNATIONAL GROWTH VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$19.88	18.35%	$220,996	0.92%	0.92%	1.18%	1.18%	21%
16.99	(11.65)%	208,247	0.91%	0.91%	1.40%	1.40%	14%
19.68	14.19%	255,934	0.91%	0.91%	1.33%	1.33%	87%
17.51	38.98%	249,067	0.92%	0.92%	1.74%	1.74%	23%
12.81	(43.28)%	188,697	0.91%	0.91%	2.03%	2.03%	38%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL GROWTH VIP SERIES

December 31, 2012

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS International Growth VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”). Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates, and forward foreign currency contracts are valued at the mean between the bid and asked prices at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly

14

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL GROWTH VIP SERIES

(including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2012, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2012, there were no transfers between Level 1 and Level 2.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2012, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

15

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL GROWTH VIP SERIES

The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2012, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2009 and by state authorities for tax years before 2008.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Forward Foreign Currency Contracts The Fund may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of the Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Fund. When a forward contract is closed, the Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

g. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

h. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations (but not in the Financial Highlights) as a reduction to the Fund’s expenses.

i. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

j. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.80%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with Guardian Baillie Gifford Limited (“GBG”), a Scottish company owned jointly by GIAC and Baillie Gifford Overseas Limited (“BG Overseas”). GBG has entered into a Sub-Sub-Investment Advisory Agreement with BG Overseas pursuant to which BG Overseas is responsible for providing day-to-day investment advisory services to the Fund subject to the oversight and direction of the Board of Trustees of the

16

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL GROWTH VIP SERIES

Trust and review by RS Investments. Payment of the sub-investment advisory fee and sub-sub-investment advisory fee does not represent separate or additional expense to the Fund.

RS Investments has an Expense Reimbursement Agreement in place with GIS with respect to certain funds of the Trust. The Expense Reimbursement Agreement provides that GIS will reimburse RS Investments for certain operating expenses and may make additional payments to mitigate losses incurred by RS Investments.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2012 and December 31, 2011, was as follows:

	Ordinary Income	Long-Term Capital Gains
2012	$2,454,279	$—
2011	2,670,456	1,973,110

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2012, the Fund made the following reclassifications of permanent book and tax basis differences:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$(54,904)	$54,904

The tax basis of distributable earnings as of December 31, 2012 was as follows:

Undistributed Ordinary Income
$7,389

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

Capital loss carryovers available to the Fund at December 31, 2012 were $2,192,124 and have no expiration.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2012, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2012, was $166,677,672. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2012, aggregated $63,745,999 and $(9,252,663), respectively, resulting in net unrealized appreciation of $54,493,336.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $44,075,663 and $65,066,498, respectively, for the year ended December 31, 2012.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant

17

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL GROWTH VIP SERIES

portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $100 million committed revolving credit facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the year ended December 31, 2012, the Fund borrowed under the facility as follows:

Amount Outstanding at 12/31/12	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
$—	$331,987	15	1.42%
*	For the year ended December 31, 2012, based on the number of days borrowings were outstanding.

Note 6. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS International Growth VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS International Growth VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2013

19

TAX DESIGNATION (UNAUDITED)

Tax Designation (unaudited)

Pursuant to Section 853 of the Internal Revenue Code, the Fund elects to pass through foreign taxes that have been withheld at the fund level to its shareholders so that they may take a foreign tax credit. For the year ended December 31, 2012, the total foreign taxes expected to be passed-through to shareholders were $317,962 on foreign source income of $4,511,240.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements”, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and various sub-advisers (the “Sub-Advisers”) are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 14, 2012, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2012. Before the Board meeting on August 14, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS

Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund. The Independent Trustees took that report into consideration along with the other information presented for their review, but did not regard it as conclusive or determinative.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ advisory fee rate for each Fund compared to peer mutual funds having similar objectives

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the Independent Trustees. In their respective reports, the independent consultant and the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered the supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as averages for competitive peer groups of mutual funds, and the reinvestment by RS Investments in recent and planned hiring of new personnel at various levels.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For RS Partners Fund, which was identified as having expenses at the highest end of the range, the Trustees noted that RS Investments had agreed to additional limitations on the Fund’s total expenses during the past year. For RS Value Fund, which was identified as having expenses at the higher end of the peer group, RS Investments provided additional information with respect to substantial steps taken and certain resources committed recently by the firm to improve the performance of that and other value Funds. The Independent Trustees also noted that RS Investments expects to devote particular attention in the coming year to improving performance for those two Funds and to review the Funds’ relative expense levels with the Trustees in the future in light of that performance. The Trustees agreed to continue to monitor the relevant Funds and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper organization with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted in the reports presented to them that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except as follows: (1) RS Value Fund, which was ranked in the lowest quartile for the one, three and five-year period; and (2) certain other Funds that use a value strategy had lagged their peer funds for the most recent one and three year periods. The Trustees agreed to monitor closely the performance of these Funds. Finally, the Trustees noted that RS Investments had undergone a number of recent changes to executive management, including the hiring of a Chief Investment Officer. Management of RS Investments has assured the Independent Trustees that performance improvement for the Funds with the least favorable relative performance is a high priority for RS Investments in the coming year and that certain initiatives have been undertaken for that purpose.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2011, and for the three months ended March 31, 2012. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. For larger Funds such as the RS Value Fund and RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

The Trustees also noted that the Chief Compliance Officer recited several additional factors in his report:

•	RS Investments has worked with its parent company on the transition to a new Chief Executive Officer and

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

other senior personnel, including the addition of a Chief Investment Officer and Chief Operating Officer. In particular, the new Chief Executive Officer has worked to develop and execute a plan to address coordination between the equity groups and to address performance weaknesses for various Funds.

•	RS Investments has worked to be responsive to concerns raised by the Independent Trustees with respect to the performance of various Funds, including commitments to provide plans for smaller and less successful Funds. Progress in this area is shown by the past liquidation of several small Funds.

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities.

Overall, the Chief Compliance Officer believes RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After reviewing and considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2012.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	34	Envestnet, Inc. (1999–present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	34	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	34	None
Anne M. Goggin, November 1948	Trustee	Since August 2006	Attorney; Chair, Board of Trustees of the Trust (November 2007–September 2012); Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	34	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	34	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007	CEO and Co-Founder of TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999–2005).	34	None

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007–July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006–March 2007).	34	None
Matthew H. Scanlan,*** December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009–December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	34	None
Glen M. Wong, December 1961	Treasurer and Principal Financial and Accounting Officer	Since July 2012	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006–March 2009).	N/A	N/A

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers (continued)
Margherita L. DiManni, February 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2012	General Counsel, RS Investments since March 2012; Vice President and Corporate Initiatives Counsel, The Guardian Life Insurance Company of America (joined 1998).	N/A	N/A
John J. Sanders Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments.	N/A	N/A

+	c/o RS Investments, 388 Market Street, 17th floor, San Francisco, CA 94111
++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
+++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.
*	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.
***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

27

2012 Annual Report

All data as of December 31, 2012

RS Variable Products Trust

•	RS Emerging Markets VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2012. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments, Guardian Baillie Gifford Limited or Baillie Gifford Overseas Limited. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS EMERGING MARKETS VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund Prospectus or visit our Web site at www.guardianlife.com.

RS Emerging Markets VIP Commentary

Effective March 1, 2013, Michael Reynal will be the portfolio manager of RS Emerging Markets VIP Series. Mr. Reynal will be supported by the emerging markets team at RS Investment Management Co. LLC, the Fund’s investment adviser.

Highlights

•	Emerging markets, as defined by the MSCI Emerging Markets Index,[1] returned 18.63% in 2012.

•

The RS Emerging Markets VIP Series returned 13.59% during the year, underperforming the MSCI Emerging Markets Index, which rose 18.63%. Underweight positions in a number of sectors viewed as defensive by the market, most noticeably consumer staples, along with stock selection in the energy sector, were notable detractors from relative performance.

•

RS Emerging Markets VIP Series seeks long-term capital appreciation by investing in companies that we believe can sustain above-average growth rates and that currently trade at prices that do not fully reflect those rates of growth.

Market Overview

Concerns regarding growth in the Chinese economy impacted the local market and commodity-driven markets like Brazil, South Africa, and Russia during 2012. Notably, Brazil underperformed the MSCI Emerging Markets Index, suffering from a declining demand for its key commodities and a slowdown in GDP growth. With subsequent improvements in investor sentiment surrounding the global macro-environment toward the end of the year, the MSCI Emerging Markets Index rebounded. The large index constituents, China and South Korea, both closed 2012 with outperformance relative to the MSCI Emerging Markets Index, the latter assisted by the rise of technology stocks such as Samsung Electronics.

Turkey was the best performing country in the MSCI Emerging Markets Index during 2012, on the back of sustained economic growth. It appears that the unorthodox monetary policies implemented during 2010 and 2011 may have averted the economic hard landing that many feared, as ratings agencies have raised Turkish government bonds to investment grade. Thailand also had a good year on the back of a rebound in domestic demand and investor confidence following the devastation of the floods in 2011. In addition, the performance of Egyptian companies in the Index was strong following the political upheaval of 2011, but, like the political situation in the country, the market remains extremely volatile.

The Indian market benefited from signs that the government would implement more market-friendly policies. Lastly, after strong performance in 2011, Indonesia underperformed relative to the MSCI Emerging Markets Index this year, with its economy posting a record trade deficit. The rupiah had a difficult time on the back of poor demand for Indonesia’s key exports, which include coal, tin, and palm oil, and high domestic demand for fuel imports.

Performance Update

The RS Emerging Markets VIP Series returned 13.59% for the 12 months ended December 31, 2012, underperforming the MSCI Emerging Markets Index, which returned 18.63%.

Portfolio Review

Stock selection in the energy sector was the largest drag on relative performance over the period. The Fund continues to have exposure to frontier oil exploration and production (E&P) companies, which we believe provide undervalued growth prospects. Tullow Oil is the largest of these holdings. Tullow Oil’s shares fell this year, however, after some individual well results in Ghana, Kenya, and French Guiana disappointed the market. Given the number of wells still to be drilled, the proven reserves already accounted for, and the assets already in production, we believe this company has growth potential. Niko Resources is another E&P company that has suffered this year. The market has penalized the shares for the downgrade to its Indian gas reserves. Similarly, with regard to Gulf Keystone Petroleum, the market has been disappointed by negative news flow, but we continue to hold the company as it has announced that it upgraded the reserve estimates of its Shaikan field from 3.1 billion to 12.4 billion barrels over the last 12 months. By their nature, these stocks are volatile and can often present binary outcomes. For example, due to a

3

RS EMERGING MARKETS VIP SERIES

significant oil discovery in Liberia, the Fund’s top performer of the year was another oil E&P company, African Petroleum Corp.

Coal producer Bumi Resources was also one of the biggest detractors over the last 12 months. In our view, the Chinese government appears comfortable with a slower pace of economic growth and is unlikely to stimulate the Chinese economy to the same extent as it did in 2008. As a result, we believe that this slower pace of economic growth will reduce demand for coal in China at a time when large amounts of supply are coming to market. Indonesian coal producers, such as Bumi, which export significant quantities of coal to China, are therefore likely to suffer. We exited the position in July 2012.

On the positive side, several of the Fund’s financial sector holdings performed well during the year, in particular the Turkish banks, Garanti and Isbank. GDP growth in Turkey has recently slowed, however, and with the recent quarterly figure below expectations, it was unsurprising, in our view, to see the central bank revert to more conventional policies, cutting its policy interest rate by 25 basis points in order to stimulate the economy.

The Fund’s holdings in two Chinese rail companies, China Railway Construction and CSR Corp., have also been among the top positive contributors over the year. Orders have picked up again from 2011, and the announcement of a 700B RMB investment into subways and inter-city rail projects returned confidence to these stocks.

Outlook

At the close of 2012, we remain optimistic about the outlook for the Fund, and committed to our approach of investing in growth companies for the long run. Considering the events of the past 12 months and the immediate future, we believe that the world economy will continue to recover slowly from the depredations of the financial crisis. As we look beyond the current business cycle, we will continue to focus on growth in light of our belief that powerful long-term growth forces such as globalization and technological change will continue to take center stage across the emerging markets universe.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our Web site at www.guardianlife.com or to obtain a printed copy, call 800-221-3253.

Any discussion of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2012.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. These risks are even greater when investing in emerging markets.

4

RS EMERGING MARKETS VIP SERIES

Characteristics (unaudited)

Total Net Assets: $92,080,284

Geographical Location[2]

Top Ten Holdings[2]

Holdings	Country	% of Total Net Assets
Samsung Electronics Co. Ltd.	South Korea	5.35%
China Mobile Ltd.	People’s Republic of China	4.63%
Dragon Oil PLC	Turkmenistan	3.75%
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	3.64%
Hon Hai Precision Industry Co. Ltd.	Taiwan	2.64%
Sberbank of Russia, ADR	Russia	2.45%
America Movil S.A.B. de C.V., ADR, Series L	Mexico	2.29%
Mahindra & Mahindra Ltd.	India	2.28%
Tullow Oil PLC	Ghana	2.25%
China Life Insurance Co. Ltd.	Taiwan	2.05%
Total		31.33%
1	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

5

RS EMERGING MARKETS VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Emerging Markets VIP Series	10/17/94	13.59%	2.26%	-1.86%	17.02%	9.07%
MSCI Emerging Markets Index[1]		18.63%	4.98%	-0.61%	16.88%	5.93%

Since inception performance for the index is measured from 9/30/94, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Emerging Markets VIP Series and the MSCI Emerging Markets Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Baillie Gifford Emerging Markets Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianlife.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12-12/31/12	Expense Ratio During Period 7/1/12-12/31/12
Based on Actual Return	$1,000.00	$1,089.20	$6.83	1.30%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.60	1.30%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS VIP SERIES

December 31, 2012	Shares	Value
Common Stocks – 93.6%
Brazil – 4.2%
Arcos Dorados Holdings, Inc., Class A	42,435	$507,523
Embraer S.A., ADR	42,900	1,223,079
JBS S.A.(1)	360,500	1,056,410
MercadoLibre, Inc.	8,200	644,274
Tractebel Energia S.A.	25,500	415,348

		3,846,634
Colombia – 0.5%
Ecopetrol S.A., ADR	7,400	441,558

		441,558
Egypt – 0.9%
Commercial International Bank Egypt SAE	44,916	243,648
Egyptian Financial Group-Hermes Holding SAE(1)	333,655	578,126

		821,774
Ghana – 2.3%
Tullow Oil PLC	99,250	2,069,104

		2,069,104
India – 10.9%
ACC Ltd.	27,800	733,194
Axis Bank Ltd.	46,400	1,162,578
HCL Technologies Ltd.	124,500	1,412,142
Housing Development Finance Corp. Ltd.	70,100	1,069,805
Infrastructure Development Finance Co. Ltd.	340,200	1,079,643
Mahindra & Mahindra Ltd.	121,988	2,096,401
Niko Resources Ltd.	49,800	533,196
Satyam Computer Services Ltd.(1)	171,427	336,319
Tech Mahindra Ltd.	61,500	1,045,175
Titan Industries Ltd.	102,700	537,453

		10,005,906
Indonesia – 2.6%
PT Bank Mandiri (Persero) Tbk	547,000	462,058
PT Bank Negara Indonesia (Persero) Tbk	1,567,000	603,939
PT Perusahaan Gas Negara (Persero) Tbk	1,021,000	488,899
PT Semen Gresik (Persero) Tbk	489,500	808,566

		2,363,462
Kenya – 1.1%
Africa Oil Corp.(1)	146,600	1,030,194

		1,030,194
Kurdistan – 1.8%
Gulf Keystone Petroleum Ltd.(1)	569,500	1,673,550

		1,673,550
Liberia – 1.5%
African Petroleum Corp. Ltd.(1)	1,158,700	1,383,739

		1,383,739

December 31, 2012	Shares	Value
Malaysia – 2.6%
CIMB Group Holdings Berhad	452,600	$1,132,913
Public Bank Berhad	244,400	1,303,060

		2,435,973
Mexico – 3.9%
America Movil S.A.B. de C.V., ADR, Series L	91,200	2,110,368
Wal-Mart de Mexico S.A.B. de C.V.	454,284	1,482,381

		3,592,749
Namibia – 0.1%
Chariot Oil & Gas Ltd.(1)	196,642	88,977

		88,977
Panama – 0.8%
Copa Holdings S.A., Class A	7,800	775,710

		775,710
People’s Republic of China – 17.4%
Beijing Enterprises Holdings Ltd.	72,500	475,077
China Mobile Ltd.	362,000	4,259,905
China Petroleum & Chemical Corp., H shares	798,000	918,717
China Railway Construction Corp. Ltd., H shares	99,500	115,105
China Resources Enterprise Ltd.	250,000	914,938
China Taiping Insurance Holdings Co. Ltd.(1)	275,000	563,691
CNOOC Ltd.	599,000	1,319,604
CSR Corp. Ltd., H shares	752,000	667,596
Hang Lung Properties Ltd.	332,000	1,336,106
Hengan International Group Co. Ltd.	88,000	801,962
Kunlun Energy Co. Ltd.	544,000	1,148,779
Lenovo Group Ltd.	972,000	894,965
Tencent Holdings Ltd.	36,000	1,177,836
Want Want China Holdings Ltd.	997,000	1,397,201

		15,991,482
Russia – 4.4%
NovaTek OAO, GDR, (Reg S)	10,700	1,307,193
Sberbank of Russia, ADR	179,860	2,254,920
X5 Retail Group N.V., GDR (Reg S)(1)	28,420	514,451

		4,076,564
South Africa – 1.8%
Massmart Holdings Ltd.	24,754	561,238
Naspers Ltd., N shares	17,490	1,129,693

		1,690,931
South Korea – 17.7%
Celltrion, Inc.	17,072	416,895
Cheil Industries, Inc.	10,800	954,685
Daum Communications Corp.	10,200	868,952
E-Mart Co. Ltd.	5,112	1,136,432
Fila Korea Ltd.	4,655	279,073
Hankook Tire Co. Ltd.(1)	7,730	339,360
Hyundai Glovis Co. Ltd.	4,600	957,443

8	The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS VIP SERIES

December 31, 2012	Shares	Value
South Korea (continued)
Hyundai Marine & Fire Insurance Co. Ltd.	23,000	$717,955
Hyundai Mobis	3,470	941,442
Hyundai Wia Corp.	2,692	438,487
LG Household & Health Care Ltd.	800	490,088
Mando Corp.	5,200	629,352
NCSoft Corp.	3,700	523,581
NHN Corp.	7,300	1,550,686
Samsung Electronics Co. Ltd.	3,426	4,922,475
Samsung Fire & Marine Insurance Co. Ltd.	5,700	1,157,941

		16,324,847
Taiwan – 11.6%
China Life Insurance Co. Ltd.(1)	2,073,370	1,884,246
Delta Electronics, Inc.	320,000	1,179,338
Far Eastern Department Stores Ltd.	744,279	777,636
Hon Hai Precision Industry Co. Ltd.	784,697	2,428,886
HTC Corp.	61,000	637,168
Quanta Computer, Inc.	181,000	428,387
Taiwan Semiconductor Manufacturing Co. Ltd.	1,002,385	3,352,786

		10,688,447
Thailand – 1.8%
Kasikornbank Public Co. Ltd.	162,400	1,033,433
Siam Commercial Bank Public Co. Ltd.	109,300	652,260

		1,685,693
Turkey – 1.9%
Turkiye Garanti Bankasi A.S.	234,225	1,222,520
Turkiye Is Bankasi	143,300	499,790

		1,722,310
Turkmenistan – 3.8%
Dragon Oil PLC	382,802	3,451,227

		3,451,227
Total Common Stocks (Cost $65,766,318)		86,160,831

December 31, 2012	Shares	Value
Preferred Stocks – 4.8%
Brazil – 3.0%
Banco Bradesco S.A.	69,542	$1,194,526
Companhia Energetica de Minas Gerais	46,971	518,459
Itau Unibanco Holding S.A.	30,400	495,754
Itausa-Investimentos Itau S.A.	123,749	585,654

		2,794,393
South Korea – 1.8%
Samsung Electronics Co. Ltd.	2,074	1,666,574

		1,666,574
Total Preferred Stocks (Cost $2,213,142)		4,460,967

	Principal Amount	Value
Repurchase Agreements – 1.6%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/31/2012, maturity value of $1,462,001, due 1/2/2013(2)	$1,462,000	1,462,000
Total Repurchase Agreements (Cost $1,462,000)		1,462,000
Total Investments - 100.0% (Cost $69,441,460)		92,083,798
Other Liabilities, Net - 0.0%		(3,514)
Total Net Assets - 100.0%		$92,080,284

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Bond	4.50%	2/15/2036	$1,492,009

Legend:

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2		Level 3	Total
Common Stocks	$17,184,652	$68,976,179	*	$—	$86,160,831
Preferred Stocks	2,794,393	1,666,574	*	—	4,460,967
Repurchase Agreements	—	1,462,000		—	1,462,000
Total	$19,979,045	$72,104,753		$—	$92,083,798

*	Consists of certain foreign securities whose values were determined by a pricing service as a result of movement in the U.S. markets. These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — RS EMERGING MARKETS VIP SERIES

Statement of Assets and Liabilities As of December 31, 2012
Assets
Investments, at value	$92,083,798
Cash and cash equivalents	933
Foreign currency, at value	189,184
Dividends receivable	227,439
Receivable for investments sold	33,010
Receivable for fund shares subscribed	8,448

Total Assets	92,542,812

Liabilities
Payable for investments purchased	131,720
Payable for fund shares redeemed	109,924
Payable to adviser	76,962
Accrued foreign capital gains tax	73,235
Accrued trustees’ fees	941
Accrued expenses/other liabilities	69,746

Total Liabilities	462,528

Total Net Assets	$92,080,284

Net Assets Consist of:
Paid-in capital	$70,369,350
Distributions in excess of net investment income	(1,249,055)
Accumulated net realized gain from investments and foreign currency transactions	390,071
Net unrealized appreciation on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	22,569,918

Total Net Assets	$92,080,284

Investments, at Cost	$69,441,460

Foreign Currency, at Cost	$188,752

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	5,108,923
Net Asset Value Per Share	$18.02

Statement of Operations For the Year Ended December 31, 2012
Investment Income
Dividends	$2,113,769
Interest	161
Withholding taxes on foreign dividends	(222,881)

Total Investment Income	1,891,049

Expenses
Investment advisory fees	979,529
Custodian fees	182,532
Shareholder reports	32,322
Professional fees	26,314
Administrative service fees	12,483
Trustees’ fees	4,716
Other expenses	5,643

Total Expenses	1,243,539

Net Investment Income	647,510

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized gain from investments (net of foreign gains tax paid of $155,046)	5,749,274
Net realized loss from foreign currency transactions	(116,363)
Net change in unrealized appreciation/depreciation on investments	6,268,516
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	2,997
Net change in accrued foreign capital gains tax	5,183

Net Gain on Investments and Foreign Currency Transactions	11,909,607

Net Increase in Net Assets Resulting from Operations	$12,557,117

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS EMERGING MARKETS VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/12	For the Year Ended 12/31/11

Operations
Net investment income	$647,510	$745,288
Net realized gain from investments and foreign currency transactions	5,632,911	10,601,260
Net change in unrealized appreciation/depreciation on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	6,276,696	(39,268,736)

Net Increase/(Decrease) in Net Assets Resulting from Operations	12,557,117	(27,922,188)

Distributions to Shareholders
Net investment income	(613,542)	—
Net realized gain on investments	(3,221,468)	(13,709,912)

Total Distributions	(3,835,010)	(13,709,912)

Capital Share Transactions
Proceeds from sales of shares	6,271,126	9,388,168
Reinvestment of distributions	3,835,010	13,709,912
Cost of shares redeemed	(23,880,560)	(36,864,420)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(13,774,424)	(13,766,340)

Net Decrease in Net Assets	(5,052,317)	(55,398,440)

Net Assets
Beginning of year	97,132,601	152,531,041

End of year	$92,080,284	$97,132,601

Distributions in Excess of Net Investment Income Included in Net Assets	$(1,249,055)	$(1,703,167)

Other Information:
Shares
Sold	339,602	430,698
Reinvested	216,667	851,019
Redeemed	(1,313,682)	(1,646,558)

Net Decrease	(757,413)	(364,841)

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS EMERGING MARKETS VIP SERIES

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Return of Capital	Total Distributions
Year Ended 12/31/12	$16.56	$0.09	$2.15	$2.24	$(0.13)	$(0.65)	—	$(0.78)
Year Ended 12/31/11	24.48	0.09	(5.30)	(5.21)	—	(2.71)	—	(2.71)
Year Ended 12/31/10	21.22	0.04	3.99	4.03	(0.65)	(0.12)	—	(0.77)
Year Ended 12/31/09	11.11	0.06	10.62	10.68	(0.57)	—	—	(0.57)
Year Ended 12/31/08	29.44	0.18	(16.87)	(16.69)	(0.04)	(1.57)	(0.03)	(1.64)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS EMERGING MARKETS VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$18.02	13.59%	$92,080	1.27%	1.27%	0.66%	0.66%	47%
16.56	(20.97)%	97,133	1.19%	1.19%	0.60%	0.60%	41%
24.48	19.13%	152,531	1.19%	1.19%	0.35%	0.35%	36%
21.22	96.37%	147,953	1.28%	1.28%	0.34%	0.34%	57%
11.11	(56.65)%	79,807	1.18%	1.18%	0.81%	0.81%	61%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES

December 31, 2012

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS Emerging Markets VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”). Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates, and forward foreign currency contracts are valued at the mean between the bid and asked prices at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

14

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2012, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between

Level 1, Level 2 and Level 3 at the end of the reporting period. Transfers between Levels 1 and 2 related to certain exchange-traded foreign securities whose prices may have been affected by events occurring after the close of trading on the exchange and, as a result, whose values were determined by a pricing service using pricing models in accordance with methods approved by the Fund’s Board of Trustees. Transfers into and out of each level of the fair value hierarchy for the year ended December 31, 2012 were as shown in the table at the bottom of this page.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

Pricing Level Transfers Table

	Transfers into Level 1	Transfers (out) of Level 1	Transfers into Level 2	Transfers (out) of Level 2	Transfers into Level 3	Transfers (out) of Level 3
Common Stocks	$5,241,513	$—	$—	$(5,241,513)	$—	$—

15

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2012, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2012, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2009 and by state authorities for tax years before 2008.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Forward Foreign Currency Contracts The Fund may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of the Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Fund. When a forward contract is closed, the Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f. Foreign Capital Gains Tax Gains realized by the Fund on the sale of securities in certain foreign countries are subject to non-U.S. taxes. The Fund records a liability based on unrealized gains to provide for non-U.S. taxes likely to be payable upon the sale of such securities.

g. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

h. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

i. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations (but not in the Financial Highlights) as a reduction to the Fund’s expenses.

j. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

k. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

16

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 1.00%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with Guardian Baillie Gifford Limited (“GBG”), a Scottish company owned jointly by GIAC and Baillie Gifford Overseas Limited (“BG Overseas”). GBG has entered into a Sub-Sub-Investment Advisory Agreement with BG Overseas pursuant to which BG Overseas is responsible for providing day-to-day investment advisory services to the Fund subject to the oversight and direction of the Board of Trustees of the Trust and review by RS Investments. Payment of the sub-investment advisory fee and sub-sub-investment advisory fee does not represent separate or additional expense to the Fund.

RS Investments has an Expense Reimbursement Agreement in place with GIS with respect to certain funds of the Trust. The Expense Reimbursement Agreement provides that GIS will reimburse RS Investments for certain operating expenses and may make additional payments to mitigate losses incurred by RS Investments.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2012 and December 31, 2011, was as follows:

	Ordinary Income	Long-Term Capital Gains
2012	$519,087	$3,315,923
2011	—	13,709,912

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2012, the Fund made the following reclassifications of permanent book and tax basis differences:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$420,144	$(420,144)

The tax basis of distributable earnings as of December 31, 2012 was as follows:

Undistributed Long-Term Capital Gains
$965,399

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2012, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2012, was $71,265,752. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2012, aggregated $24,244,287 and $(3,426,241), respectively, resulting in net unrealized appreciation of $20,818,046.

17

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $45,019,763 and $62,067,233, respectively, for the year ended December 31, 2012.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher and there may be delays in settlement procedures.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $100 million committed revolving credit facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the year ended December 31, 2012, the Fund borrowed under the facility as follows:

Amount Outstanding at 12/31/12	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
$—	$126,167	48	1.42%
*	For the year ended December 31, 2012, based on the number of days borrowings were outstanding.

Note 6. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS Emerging Markets VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Emerging Markets VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2013

19

TAX DESIGNATION (UNAUDITED)

Tax Designation (unaudited)

Pursuant to Section 853 of the Internal Revenue Code, the Fund elects to pass through foreign taxes that have been withheld at the fund level to its shareholders so that they may take a foreign tax credit. For the year ended December 31, 2012, the total foreign taxes expected to be passed-through to shareholders were $189,834 on foreign source income of $1,725,887.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements”, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and various sub-advisers (the “Sub-Advisers”) are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 14, 2012, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2012. Before the Board meeting on August 14, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS

Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund. The Independent Trustees took that report into consideration along with the other information presented for their review, but did not regard it as conclusive or determinative.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ advisory fee rate for each Fund compared to peer mutual funds having similar objectives

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the Independent Trustees. In their respective reports, the independent consultant and the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered the supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as averages for competitive peer groups of mutual funds, and the reinvestment by RS Investments in recent and planned hiring of new personnel at various levels.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For RS Partners Fund, which was identified as having expenses at the highest end of the range, the Trustees noted that RS Investments had agreed to additional limitations on the Fund’s total expenses during the past year. For RS Value Fund, which was identified as having expenses at the higher end of the peer group, RS Investments provided additional information with respect to substantial steps taken and certain resources committed recently by the firm to improve the performance of that and other value Funds. The Independent Trustees also noted that RS Investments expects to devote particular attention in the coming year to improving performance for those two Funds and to review the Funds’ relative expense levels with the Trustees in the future in light of that performance. The Trustees agreed to continue to monitor the relevant Funds and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper organization with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted in the reports presented to them that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except as follows: (1) RS Value Fund, which was ranked in the lowest quartile for the one, three and five-year period; and (2) certain other Funds that use a value strategy had lagged their peer funds for the most recent one and three year periods. The Trustees agreed to monitor closely the performance of these Funds. Finally, the Trustees noted that RS Investments had undergone a number of recent changes to executive management, including the hiring of a Chief Investment Officer. Management of RS Investments has assured the Independent Trustees that performance improvement for the Funds with the least favorable relative performance is a high priority for RS Investments in the coming year and that certain initiatives have been undertaken for that purpose.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2011, and for the three months ended March 31, 2012. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. For larger Funds such as the RS Value Fund and RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

The Trustees also noted that the Chief Compliance Officer recited several additional factors in his report:

•	RS Investments has worked with its parent company on the transition to a new Chief Executive Officer and

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

other senior personnel, including the addition of a Chief Investment Officer and Chief Operating Officer. In particular, the new Chief Executive Officer has worked to develop and execute a plan to address coordination between the equity groups and to address performance weaknesses for various Funds.

•

RS Investments has worked to be responsive to concerns raised by the Independent Trustees with respect to the performance of various Funds, including commitments to provide plans for smaller and less successful Funds. Progress in this area is shown by the past liquidation of several small Funds.

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities.

Overall, the Chief Compliance Officer believes RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After reviewing and considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2012.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	34	Envestnet, Inc. (1999–present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	34	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	34	None
Anne M. Goggin, November 1948	Trustee	Since August 2006	Attorney; Chair, Board of Trustees of the Trust (November 2007–September 2012); Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	34	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	34	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007	CEO and Co-Founder of TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999–2005).	34	None

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007–July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006–March 2007).	34	None
Matthew H. Scanlan,*** December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009–December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	34	None
Glen M. Wong, December 1961	Treasurer and Principal Financial and Accounting Officer	Since July 2012	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006–March 2009).	N/A	N/A

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers (continued)
Margherita L. DiManni, February 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2012	General Counsel, RS Investments since March 2012; Vice President and Corporate Initiatives Counsel, The Guardian Life Insurance Company of America (joined 1998).	N/A	N/A
John J. Sanders Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments.	N/A	N/A

+	c/o RS Investments, 388 Market Street, 17th floor, San Francisco, CA 94111
++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
+++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.
*	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.
***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

27

2012 Annual Report

All data as of December 31, 2012

RS Variable Products Trust

•	RS Investment Quality Bond VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2012. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS INVESTMENT QUALITY BOND VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our Web site at www.guardianlife.com.

RS Investment Quality Bond VIP Series Commentary

Highlights

•	During a year in which yield-hungry investors favored riskier investments, non-Treasury fixed income investments outperformed Treasury securities with similar durations.

•

RS Investment Quality Bond VIP Series (the “Fund”) delivered a positive return for the 12 months ended December 31, 2012, outperforming its benchmark, the Barclays U.S. Aggregate Bond Index[1] (the “Index”).

Market Overview

The markets started out the year on a positive note as yield-hungry investors, optimistic about the U.S. economic outlook, embraced risk in pursuit of higher returns. Investor optimism appeared to fade in the second quarter, however, as uncertainty about Europe and fears of weakening U.S. economic growth led investors to once again seek safety in the Treasury market. Investors regained their confidence and their appetites for risk in the third quarter as central banks on both sides of the Atlantic intervened with additional stimulus measures. Notably, the U.S. Federal Reserve (the “Fed”) announced plans to keep long-term interest rates near zero at least through mid-2015. As a result of investor uncertainty in the second quarter and Fed action in the third, the yield on the 10-year Treasury bond fell to record lows over the summer, priming investors to seek out higher yields. Investor preference for riskier assets moderated somewhat in the fourth quarter as the focus shifted to the prospect of continued partisan gridlock in Washington, D.C.

For the year as a whole, non-Treasury fixed income sectors, including corporate bonds, mortgage-backed securities (MBS), and commercial mortgage-backed securities (CMBS) generally outperformed Treasury securities with similar durations.

Fund Performance Overview

For the 12 months ended December 31, 2012, the Fund returned 6.37%, outperforming a 4.21% return by the Index.

The Fund’s relative performance benefited from its overweight positions in non-Treasury segments of the fixed income market, notably investment-grade corporate bonds, CMBS, asset-backed securities (ABS), and non-Agency MBS.

In the CMBS sector, the Fund continued to emphasize seasoned bonds backed by credit enhancements that we believed could help insulate them from any deterioration in market fundamentals. This higher-quality focus caused security selection in CMBS to detract from relative performance, but the detraction was outweighed by positive sector selection. At year-end the Fund held about a 17% weighting in CMBS, well above the Index weighting.

The Fund’s overweight position in corporate bonds relative to the Index contributed positively to relative returns for the 12-month period. Nonetheless, in the first half of the year, we sold corporate bonds that we believed had significant exposure to the euro zone or its peripheral countries. We also scaled back our exposure to financials in the second quarter. By year-end, the Fund’s weighting in corporate bonds stood at around 31%.

As of December 31, 2012, the Fund held approximately an 11% weighting in non-Agency MBS, down slightly from the end of 2011. The Fund continued to own seasoned bonds that we believed would provide ample credit support.

In both the CMBS and non-Agency MBS markets, finding suitable assets remains a challenge. Supply has been limited in both sectors, which has helped to support prices. We believe that the combination of recovering prices, low interest rates, falling delinquencies, and the limited supply of these securities should continue to support both sectors.

While the Fund remained underweight in the Agency MBS market throughout the year and this detracted from relative performance, we took advantage of more attractive prices to add to the Fund’s weighting. This was done partly in anticipation of additional intervention by the Fed, which has indicated it will continue to buy Agency MBS. We also believed that Agency MBS might offer better risk-reward characteristics than competing assets in the event of another investor flight to quality. At year-end, the Fund’s weighting in Agency MBS was about 22%.

3

RS INVESTMENT QUALITY BOND VIP SERIES

Outlook

We have a positive outlook on certain non-Treasury sectors of the fixed income market given our expectation of moderate U.S. economic growth, stable inflation, and continued investor demand for yield. Additionally, we believe the Fed’s near-zero rate policy and its Treasury and MBS buying program should support demand for non-Treasury assets in 2013. While it is our view that the risk of an extended economic downturn remains low, we believe that uncertainty about the European situation and domestic fiscal debates could overshadow positive fundamentals and contribute to near-term market volatility. In this environment, we remain committed to our disciplined investment process as we continue to measure each investment’s upside potential against its downside risk.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianlife.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2012.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

4

RS INVESTMENT QUALITY BOND VIP SERIES

Characteristics (unaudited)

Total Net Assets: $760,801,390

Sector Allocation

Bond Quality Allocation[2]

5

RS INVESTMENT QUALITY BOND VIP SERIES

Top Ten Holdings[3]

Holding	Coupon	Maturity Date	% of Total Net Assets
FNMA Mortgage Pass-Through	3.000%	12/1/2042	8.09%
FNMA Mortgage Pass-Through	3.500%	12/1/2042	1.92%
U.S. Treasury Notes	0.625%	11/30/2017	1.83%
FNMA Mortgage Pass-Through	4.000%	9/1/2040	1.79%
FNMA Mortgage Pass-Through	4.000%	12/1/2042	1.70%
FNMA Mortgage Pass-Through	4.500%	12/1/2042	1.43%
U.S. Treasury Bonds	3.125%	11/15/2041	1.36%
FHLMC—CMO	5.500%	9/15/2035	1.19%
GE Capital Credit Card Master Note Trust	1.360%	8/17/2020	1.13%
CNH Equipment Trust	0.870%	9/16/2019	1.05%
Total			21.49%

1	The Barclays U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Barclays U.S. Aggregate Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the Index, while there are expenses associated with the Fund. Statistical data for the Index is as of December 31, 2012.
2	Source: Moody’s, Standard and Poor’s, Fitch Investor Services.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

6

RS INVESTMENT QUALITY BOND VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Investment Quality Bond VIP Series	5/1/83	6.37%	7.05%	6.50%	5.41%	7.62%
Barclays U.S. Aggregate Bond Index[1]		4.21%	6.19%	5.95%	5.18%	7.98%

Since inception performance for the index is measured from 4/30/1983, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Investment Quality Bond VIP Series and the Barclays U.S. Aggregate Bond Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Bond Fund, Inc.; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianlife.com.

7

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12-12/31/12	Expense Ratio During Period 7/1/12-12/31/12
Based on Actual Return	$1,000.00	$1,026.90	$2.85	0.56%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.32	$2.85	0.56%

*	Expenses are equal to the Fund's annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2012	Principal Amount	Value
Asset Backed Securities – 6.9%
Ally Master Owner Trust 2012-1 A2 1.44% due 2/15/2017	$7,000,000	$7,086,555
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.541% due 4/25/2033(1)	969,588	942,682
Avis Budget Rental Car Funding AESOP LLC 2012-1A A 2.054% due 8/20/2016(2)	3,600,000	3,691,069
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	170,726	173,260
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 5.053% due 8/25/2033(1)	559,209	554,228
CNH Equipment Trust 2012-C A4 0.87% due 9/16/2019	8,000,000	8,003,648
Dominos Pizza Master Issuer LLC 2012-1A A2 5.216% due 1/25/2042(2)	6,229,125	7,000,135
Ford Credit Floorplan Master Owner Trust 2012-5 A 1.49% due 9/15/2019(3)	5,550,000	5,579,804
GE Capital Credit Card Master Note Trust 2012-6 A 1.36% due 8/17/2020	8,500,000	8,585,501
2010-3 A
2.21% due 6/15/2016	650,000	655,358
Hyundai Auto Receivables Trust 2012-A A4 0.95% due 12/15/2016(3)	3,250,000	3,279,942
Miramax LLC 2011-1A A 6.25% due 10/20/2021(2)	6,342,857	6,671,614

Total Asset Backed Securities (Cost $51,006,706)		52,223,796

	Principal Amount	Value
Collateralized Mortgage Obligations – 11.1%
Banc of America Alternative Loan Trust 2004-1 2A1 6.00% due 2/25/2034(3)	3,667,841	3,809,973
Cendant Mortgage Corp. 2003-4 1A1 4.85% due 5/25/2033	281,960	284,201
Chase Mortgage Finance Corp. 2003-S11 3A1 5.50% due 10/25/2033	788,927	815,310

December 31, 2012	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	$465,201	$465,446
2006-19CB A15
6.00% due 8/25/2036	1,353,471	1,103,075
Countrywide Home Loans Trust 2003-J7 2A12 5.00% due 8/25/2033	2,198,114	2,277,062
2004-5 2A9
5.25% due 5/25/2034	1,447,693	1,484,681
2003-11 A31
5.50% due 5/25/2033	2,619,324	2,731,219
2002-19 1A1
6.25% due 11/25/2032	541,324	547,860
FHLMC 2663 VQ 5.00% due 6/15/2022	2,800,000	2,934,672
1534 Z
5.00% due 6/15/2023	421,238	422,716
3227 PR
5.50% due 9/15/2035(3)	8,458,331	9,059,143
FNMA 2012-139 NZ 3.00% due 12/25/2042	5,369,796	5,254,375
2002-77 QG
5.50% due 12/25/2032	3,709,608	4,227,918
GNMA 1997-19 PG 6.50% due 12/20/2027	2,046,851	2,338,292
GSR Mortgage Loan Trust 2004-10F 6A1 5.00% due 9/25/2034	2,352,552	2,455,036
J.P. Morgan Mortgage Trust 2005-A3 11A2 4.461% due 6/25/2035(1)(3)	5,913,000	5,986,646
2004-S2 1A3
4.75% due 11/25/2019	2,256,890	2,276,963
Master Asset Securitization Trust 2003-5 2A1 5.00% due 6/25/2018	744,378	777,073
2003-10 3A7
5.50% due 11/25/2033	828,086	874,066
Merrill Lynch Mortgage Investors, Inc. 2005-A2 A2 2.517% due 2/25/2035(1)	2,928,607	2,952,103
Prime Mortgage Trust 2004-2 A3 5.25% due 11/25/2019	571,319	596,359
2003-3 A9
5.50% due 1/25/2034	3,214,204	3,269,800
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	576,144	585,836

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2012	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Residential Funding Mortgage Securities I 2005-S1 2A1 4.75% due 2/25/2020	$1,041,481	$1,071,364
2005-S3 A1
4.75% due 3/25/2020	2,242,267	2,315,912
2006-S3 A7
5.50% due 3/25/2036	1,177,001	1,091,769
Structured Asset Securities Corp. 2004-21XS 2A6A 4.74% due 12/25/2034(1)	1,489,526	1,508,309
2005-1 4A1
5.00% due 2/25/2020	1,285,238	1,313,715
2004-20 7A1
5.25% due 11/25/2034	2,494,820	2,570,118
Wells Fargo Mortgage Backed Securities Trust 2005-AR12 2A6 2.627% due 6/25/2035(1)(3)	4,674,815	4,698,063
2005-1 1A1
4.75% due 1/25/2020	1,386,449	1,459,051
2005-2 2A1
4.75% due 4/25/2020(3)	1,184,652	1,232,595
2004-2 A1
5.00% due 2/25/2019	849,986	868,401
2006-1 A3
5.00% due 3/25/2021	2,149,495	2,206,650
2006-7 1A1
5.25% due 6/25/2021	547,002	572,357
2003-9 1A3
5.25% due 8/25/2033	1,502,242	1,582,824
2005-6 A1
5.25% due 8/25/2035	382,745	382,123
2004-6 A4 5.50% due 6/25/2034	2,285,599	2,413,321
2007-13 A7 6.00% due 9/25/2037	1,596,574	1,511,582

Total Collateralized Mortgage Obligations (Cost $82,757,698)		84,327,979

	Principal Amount	Value
Senior Secured Loans – 2.0%
Healthcare – 0.5%
Fresenius Medical Care Holdings, Inc. Term Loan A 2.311% due 10/26/2017(1)	3,200,000	3,192,000
IMS Health, Inc. New Term Loan B 4.50% due 8/25/2017	729,402	734,413

		3,926,413
Independent Energy – 0.2%
Plains Exploration & Production New Term Loan B 4.00% due 11/30/2019(1)	1,600,000	1,605,008

		1,605,008

December 31, 2012	Principal Amount	Value
Metals And Mining – 0.2%
Novelis, Inc. Term Loan 4.00% due 3/10/2017(1)	$1,568,004	$1,581,332

		1,581,332
Pharmaceuticals – 1.1%
Grifols, Inc. New Term Loan B 4.50% due 6/1/2017(1)	1,964,247	1,981,159
RPI Finance Trust New Term Loan Tranche 1 3.25% due 11/9/2016(1)	5,889,636	5,915,433

		7,896,592
Total Senior Secured Loans (Cost $14,940,196)		15,009,345

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 16.7%
American Tower Trust 2007-1A AFX 5.42% due 4/15/2037(2)(3)	6,420,000	6,584,956
Banc of America Commercial Mortgage, Inc. 2005-6 A4 5.19% due 9/10/2047(1)(3)	5,800,000	6,461,507
2006-2 A4 5.727% due 5/10/2045(1)(3)	3,400,000	3,895,281
Bear Stearns Commercial Mortgage Securities 2003-T10 A2 4.74% due 3/13/2040	1,520,093	1,522,978
2005-PW10 A4 5.405% due 12/11/2040(1)	3,735,000	4,159,460
2005-PW10 AM 5.449% due 12/11/2040(1)	3,466,000	3,821,123
Chase Commercial Mortgage Securities Corp. 1998-1 F 6.56% due 5/18/2030(1)(2)	897,439	902,476
Citigroup Commercial Mortgage Trust 2006-C5 A4 5.431% due 10/15/2049(3)	6,320,000	7,252,162
Commercial Mortgage Trust 2012-CR4 AM 3.251% due 10/15/2045	2,200,000	2,252,457
Crown Castle Towers LLC Sr. Sec. Nt. 6.113% due 1/15/2040(2)(3)	5,800,000	6,986,001
CS First Boston Mortgage Securities Corp. 2005-C5 AM 5.10% due 8/15/2038(1)	2,100,000	2,305,823
DBUBS Mortgage Trust 2011-LC3A A2 3.642% due 8/10/2044	6,400,000	6,963,226

10	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2012	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
Fairway Outdoor Funding LLC 2012-1A A2 4.212% due 10/15/2042(2)	$4,987,952	$5,092,699
GE Capital Commercial Mortgage Corp. 2003-C2 A4 5.145% due 7/10/2037	3,452,260	3,487,925
GMAC Commercial Mortgage Securities, Inc. 2006 C1 AM 5.29% due 11/10/2045(1)	2,100,000	2,262,994
Greenwich Capital Commercial Funding Corp. 2004-GG1 A7 5.317% due 6/10/2036(1)	3,694,324	3,850,228
GS Mortgage Securities Corp. II 2012-GCJ7 A4 3.377% due 5/10/2045	7,300,000	7,903,024
2012-ALOH A
3.551% due 4/10/2034(2)	3,662,000	3,955,802
J.P. Morgan Chase Commercial Mortgage Securities Corp. 2012-HSBC A 3.093% due 7/5/2032(2)	3,850,000	4,046,593
2005-LDP3 A4 4.936% due 8/15/2042(1)(3)	4,000,000	4,398,484
2005-LDP5 A4 5.20% due 12/15/2044(1)(3)	4,705,000	5,244,052
LB UBS Commercial Mortgage Trust 2003-C8 A4 5.124% due 11/15/2032(1)	1,000,000	1,022,623
Merrill Lynch Mortgage Trust 2005-CKI1 A6 5.263% due 11/12/2037(1)(3)	6,250,000	6,946,731
Morgan Stanley Capital I
2005-HQ7 AAB 5.185% due 11/14/2042(1)	2,439,053	2,438,206
2005-IQ10 A4A 5.23% due 9/15/2042(1)	1,760,000	1,937,035
NCUA Guaranteed Notes 2010-C1 A2 2.90% due 10/29/2020	2,190,000	2,334,466
Salomon Brothers Mortgage Securities VII, Inc. 1999-C1 G 7.155% due 5/18/2032(1)(2)(3)	546,157	546,042
SBA Tower Trust Nt. 4.254% due 4/15/2040(2)(3)	5,970,000	6,271,969
VNO Mortgage Trust 2012-6AVE A 2.996% due 11/15/2030(2)	1,925,000	1,986,864
2012-6AVE B
3.298% due 11/15/2030(2)	1,925,000	1,976,698

December 31, 2012	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
Wachovia Bank Commercial Mortgage Trust 2004-C10 A4 4.748% due 2/15/2041	$1,684,915	$1,744,213
2005-C18 A4 4.935% due 4/15/2042	2,495,000	2,706,411
2004-C11 A5 5.215% due 1/15/2041(1)	3,477,000	3,656,976

Total Commercial Mortgage-Backed Securities (Cost $121,054,242)		126,917,485

	Principal Amount	Value
Corporate Bonds – 29.1%
Aerospace & Defense – 0.1%
Northrop Grumman Space 7.75% due 6/1/2029	500,000	671,396

		671,396
Automotive – 0.9%
BorgWarner, Inc. Sr. Nt. 4.625% due 9/15/2020	1,500,000	1,650,598
Ford Motor Credit Co. LLC Sr. Nt. 4.25% due 9/20/2022	1,000,000	1,057,385
8.00% due 6/1/2014	2,250,000	2,453,371
RCI Banque SA Sr. Nt. 4.60% due 4/12/2016(2)	1,500,000	1,575,341

		6,736,695
Banking – 5.1%
Bank of America Corp. Sr. Nt. 5.70% due 1/24/2022	1,700,000	2,044,333
7.375% due 5/15/2014	1,500,000	1,624,271
Citigroup, Inc. Sr. Nt. 4.50% due 1/14/2022	1,400,000	1,561,986
6.125% due 11/21/2017	1,400,000	1,666,220
City National Corp. Sr. Nt. 5.125% due 2/15/2013	700,000	703,504
Credit Suisse/New York NY Sr. Nt. 3.50% due 3/23/2015	1,000,000	1,054,547
5.30% due 8/13/2019	1,200,000	1,423,960
Discover Bank Sub. Nt. 7.00% due 4/15/2020	1,350,000	1,676,290
Fifth Third Capital Trust IV 6.50% due 4/15/2067(1)	1,500,000	1,500,000
HSBC USA, Inc. Sub. Nt. 4.625% due 4/1/2014	700,000	731,285

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2012	Principal Amount	Value
Banking (continued)
Huntington BancShares, Inc. Sub. Nt. 7.00% due 12/15/2020	$1,500,000	$1,835,191
JPMorgan Chase Bank N.A. Sub. Nt. 6.00% due 10/1/2017	1,500,000	1,775,760
Lloyds TSB Bank PLC 5.80% due 1/13/2020(2)	1,300,000	1,521,368
Morgan Stanley Sr. Nt. 5.95% due 12/28/2017	1,150,000	1,302,265
Northern Trust Corp. Sr. Nt. 3.375% due 8/23/2021	1,400,000	1,512,032
PNC Bank N.A. Sub. Nt. 6.875% due 4/1/2018	800,000	999,284
Rabobank Nederland 3.95% due 11/9/2022	1,600,000	1,638,454
Regions Financial Corp. Sr. Nt. 4.875% due 4/26/2013	1,500,000	1,515,000
Royal Bank of Scotland Group PLC Sub. Nt. 6.125% due 12/15/2022	1,600,000	1,688,771
The Bank of New York Mellon Corp. Sr. Nt. 3.55% due 9/23/2021	1,600,000	1,743,290
The Bear Stearns Cos. LLC Sub. Nt. 5.55% due 1/22/2017	800,000	902,166
The Goldman Sachs Group, Inc. Sr. Nt. 5.125% due 1/15/2015	1,600,000	1,718,856
5.75% due 1/24/2022 Sub. Nt.	1,750,000	2,068,871
5.625% due 1/15/2017	370,000	405,955
UBS AG Stamford CT Nt. 4.875% due 8/4/2020	1,600,000	1,859,152
USB Realty Corp. Jr. Sub. Nt. 1.487% due 1/15/2017(1)(2)(4)	950,000	817,133
Wells Fargo Bank N.A. Sub. Nt. 5.75% due 5/16/2016	1,700,000	1,930,127

		39,220,071
Brokerage – 0.5%
BlackRock, Inc. Sr. Nt. 4.25% due 5/24/2021	1,700,000	1,917,598
Raymond James Financial Sr. Nt. 4.25% due 4/15/2016	1,200,000	1,261,655

December 31, 2012	Principal Amount	Value
Brokerage (continued)
The Charles Schwab Corp. Sr. Nt. 3.225% due 9/1/2022(2)	$1,000,000	$1,014,856

		4,194,109
Building Materials – 0.5%
CRH America, Inc. 6.00% due 9/30/2016	1,350,000	1,516,894
Owens Corning 4.20% due 12/15/2022	2,000,000	2,033,970

		3,550,864
Chemicals – 1.1%
Cabot Corp. Sr. Nt. 3.70% due 7/15/2022	1,700,000	1,723,756
Celanese US Holdings LLC 5.875% due 6/15/2021	800,000	896,000
Ecolab, Inc. Sr. Nt. 5.50% due 12/8/2041	1,300,000	1,550,957
FMC Corp. Sr. Nt. 5.20% due 12/15/2019	500,000	573,738
Lubrizol Corp. 8.875% due 2/1/2019	500,000	697,670
LyondellBasell Industries NV Sr. Nt. 5.00% due 4/15/2019	1,500,000	1,657,500
NewMarket Corp. 4.10% due 12/15/2022(2)	1,600,000	1,628,021

		8,727,642
Construction Machinery – 0.2%
Joy Global, Inc. 6.00% due 11/15/2016	1,200,000	1,377,427

		1,377,427
Diversified Manufacturing – 0.6%
ABB Finance USA, Inc. 2.875% due 5/8/2022	1,700,000	1,740,530
Siemens Financieringsmat N.V. 6.125% due 8/17/2026(2)	750,000	986,165
United Technologies Corp. Sr. Nt. 4.50% due 6/1/2042	1,600,000	1,777,858

		4,504,553
Electric – 1.4%
Alabama Power Co. Sr. Nt. 5.65% due 3/15/2035	750,000	815,450
Duquesne Light Holdings, Inc. Sr. Nt. 5.50% due 8/15/2015	1,515,000	1,641,371
Florida Power & Light Co. 4.95% due 6/1/2035	750,000	876,322

12	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2012	Principal Amount	Value
Electric (continued)
Nevada Power Co. 6.65% due 4/1/2036	$600,000	$814,129
PPL Electric Utilities Corp. 6.25% due 5/15/2039	1,455,000	1,981,191
San Diego Gas & Electric Co. 3.00% due 8/15/2021	1,300,000	1,376,383
Union Electric Co. 3.90% due 9/15/2042	1,500,000	1,520,062
Virginia Electric and Power Co. Sr. Nt. 8.875% due 11/15/2038	800,000	1,363,478

		10,388,386
Energy - Integrated – 0.4%
BP Capital Markets PLC 4.50% due 10/1/2020	1,600,000	1,843,938
Suncor Energy, Inc. Sr. Nt. 6.50% due 6/15/2038	1,000,000	1,333,795

		3,177,733
Entertainment – 0.5%
Time Warner, Inc.
4.00% due 1/15/2022	1,000,000	1,094,683
7.57% due 2/1/2024	1,450,000	1,953,627
Viacom, Inc. Sr. Nt. 6.875% due 4/30/2036	800,000	1,083,432

		4,131,742
Food and Beverage – 1.0%
Anheuser-Busch InBev Worldwide, Inc. 3.75% due 7/15/2042	1,600,000	1,607,397
Beam, Inc. Sr. Nt. 1.875% due 5/15/2017	1,700,000	1,736,548
Mead Johnson Nutrition Co. Sr. Nt. 4.90% due 11/1/2019	1,200,000	1,369,511
Mondelez International, Inc. Sr. Nt. 6.50% due 2/9/2040	500,000	671,675
Pernod-Ricard S.A. Sr. Nt. 5.75% due 4/7/2021(2)	1,800,000	2,153,029

		7,538,160
Gaming – 0.1%
Seminole Tribe of Florida Sr. Sec. Nt. 5.798% due 10/1/2013(2)	525,000	535,442

		535,442

December 31, 2012	Principal Amount	Value
Government Related – 1.1%
Abu Dhabi National Energy Co. Sr. Nt. 3.625% due 1/12/2023(2)	$1,600,000	$1,648,000
Korea Electric Power Corp. Sr. Nt. 5.50% due 7/21/2014(2)	1,500,000	1,596,327
Pemex Project Funding Master Trust 5.75% due 3/1/2018	700,000	817,250
Petrobras International Finance Co. 5.875% due 3/1/2018	1,250,000	1,431,137
RAS Laffan Liquefied Natural Gas Co. Ltd. Sr. Sec. Nt. 6.75% due 9/30/2019(2)	2,300,000	2,883,625

		8,376,339
Health Insurance – 0.2%
UnitedHealth Group, Inc. Sr. Nt. 6.50% due 6/15/2037	500,000	658,638
WellPoint, Inc. Sr. Nt. 4.35% due 8/15/2020	600,000	662,251

		1,320,889
Healthcare – 0.4%
Bio-Rad Laboratories, Inc. Sr. Nt. 4.875% due 12/15/2020	650,000	687,213
Fresenius Medical Care US Finance, Inc. 6.875% due 7/15/2017	1,500,000	1,710,000
McKesson Corp. Sr. Nt. 7.50% due 2/15/2019	600,000	781,200

		3,178,413
Independent Energy – 1.1%
Canadian Natural Resources Ltd. Sr. Nt. 6.25% due 3/15/2038	600,000	772,981
Dolphin Energy Ltd. Sr. Sec. Nt. 5.888% due 6/15/2019(2)	1,512,600	1,705,456
Hess Corp. Sr. Nt. 5.60% due 2/15/2041	1,700,000	2,010,553
Nexen, Inc. Sr. Nt. 6.20% due 7/30/2019	900,000	1,105,258
Tosco Corp. Sr. Nt. 8.125% due 2/15/2030	500,000	741,468
Whiting Petroleum Corp. 6.50% due 10/1/2018	1,600,000	1,720,000

		8,055,716

The accompanying notes are an integral part of these financial statements.	13

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2012	Principal Amount	Value
Industrial - Other – 0.5%
Princeton University Sr. Nt. 5.70% due 3/1/2039	$1,600,000	$2,156,304
URS Corp. Sr. Nt. 5.00% due 4/1/2022(2)	1,500,000	1,544,201

		3,700,505
Insurance - Life – 1.1%
American International Group, Inc. Sr. Nt. 5.85% due 1/16/2018	1,000,000	1,182,197
MetLife, Inc. Jr. Sub. Nt. 6.40% due 12/15/2066	500,000	534,613
New York Life Insurance Co. Sub. Nt. 6.75% due 11/15/2039(2)	1,000,000	1,383,215
Prudential Financial, Inc. Sr. Nt. 7.375% due 6/15/2019	1,100,000	1,396,852
Symetra Financial Corp. Sr. Nt. 6.125% due 4/1/2016(2)	800,000	865,974
Teachers Insurance & Annuity Association of America Sub. Nt. 6.85% due 12/16/2039(2)	1,200,000	1,627,530
UnumProvident Finance Co. 6.85% due 11/15/2015(2)	1,100,000	1,244,558

		8,234,939
Insurance P&C – 0.8%
Ace INA Holdings, Inc. 5.80% due 3/15/2018	1,000,000	1,219,007
Allied World Assurance Co. Ltd. 7.50% due 8/1/2016	1,100,000	1,299,671
Berkshire Hathaway Finance Corp. 5.75% due 1/15/2040	1,500,000	1,836,280
ZFS Finance USA Trust II Jr. Sub. Nt. 6.45% due 12/15/2065(1)(2)	1,600,000	1,712,000

		6,066,958
Media Cable – 1.0%
Comcast Corp.
6.45% due 3/15/2037	1,000,000	1,283,188
6.50% due 1/15/2017	500,000	603,022
DirecTV Holdings LLC 3.80% due 3/15/2022	1,600,000	1,650,648
Time Warner Cable, Inc. 5.85% due 5/1/2017	2,000,000	2,362,636
Virgin Media Secured Finance PLC Sr. Sec. Nt. 6.50% due 1/15/2018	1,500,000	1,614,375

		7,513,869

December 31, 2012	Principal Amount	Value
Media Noncable – 0.4%
Scholastic Corp. Sr. Nt. 5.00% due 4/15/2013	$1,500,000	$1,505,625
The Interpublic Group of Companies, Inc. Sr. Nt. 4.00% due 3/15/2022	1,500,000	1,552,998

		3,058,623
Metals and Mining – 0.9%
Allegheny Technologies, Inc. Sr. Nt. 9.375% due 6/1/2019	1,500,000	1,908,414
Cliffs Natural Resources, Inc. Sr. Nt. 5.90% due 3/15/2020	1,250,000	1,329,174
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 3.55% due 3/1/2022	600,000	595,065
GrafTech International Ltd. 6.375% due 11/15/2020(2)	800,000	829,000
Steel Dynamics, Inc. 6.75% due 4/1/2015	1,500,000	1,518,750
Vale Overseas Ltd. 6.25% due 1/23/2017	400,000	460,237

		6,640,640
Non Captive Consumer – 0.3%
SLM Corp. Sr. Nt.
6.25% due 1/25/2016	1,200,000	1,305,000
7.25% due 1/25/2022	1,000,000	1,102,500

		2,407,500
Non Captive Diversified – 1.0%
Ally Financial, Inc. 4.50% due 2/11/2014	1,500,000	1,543,125
CIT Group, Inc. Sr. Nt. 4.75% due 2/15/2015(2)	1,500,000	1,560,000
General Electric Capital Corp. Sr. Nt.
5.625% due 5/1/2018	1,200,000	1,425,041
6.75% due 3/15/2032	1,000,000	1,298,734
KKR Group Finance Co. 6.375% due 9/29/2020(2)	1,600,000	1,856,894

		7,683,794
Oil Field Services – 0.3%
Transocean, Inc. 6.00% due 3/15/2018	550,000	637,884
Weatherford Bermuda
5.15% due 3/15/2013	700,000	705,547
6.50% due 8/1/2036	1,200,000	1,336,293

		2,679,724

14	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2012	Principal Amount	Value
Packaging – 0.6%
Ball Corp. 5.00% due 3/15/2022(3)	$2,600,000	$2,782,000
Silgan Holdings, Inc. Sr. Nt. 5.00% due 4/1/2020	1,500,000	1,556,250

		4,338,250
Paper – 0.6%
Georgia-Pacific LLC 5.40% due 11/1/2020(2)	1,000,000	1,189,634
Rock-Tenn Co. 4.90% due 3/1/2022(2)(3)	3,200,000	3,458,192

		4,647,826
Pharmaceuticals – 1.3%
AbbVie, Inc. Sr. Nt. 2.90% due 11/6/2022(2)	1,600,000	1,629,408
Celgene Corp. Sr. Nt. 3.25% due 8/15/2022	1,000,000	1,019,384
Gilead Sciences, Inc. Sr. Nt. 4.40% due 12/1/2021	2,150,000	2,450,920
Hospira, Inc. Sr. Nt. 6.05% due 3/30/2017	1,600,000	1,857,539
Merck & Co., Inc. Sr. Nt. 3.60% due 9/15/2042	750,000	739,987
Pfizer, Inc. Sr. Nt. 6.20% due 3/15/2019	800,000	1,011,181
Teva Pharmaceutical Finance IV BV 3.65% due 11/10/2021	1,400,000	1,498,325

		10,206,744
Pipelines – 1.0%
Boardwalk Pipelines LP 5.75% due 9/15/2019	1,600,000	1,808,568
El Paso Pipeline Partners Operating Co. LLC 5.00% due 10/1/2021	1,600,000	1,813,222
Energy Transfer Partners LP Sr. Nt. 8.50% due 4/15/2014	750,000	815,536
Enterprise Products Operating LLC 8.375% due 8/1/2066(1)	1,600,000	1,826,000
Williams Partners LP Sr. Nt. 5.25% due 3/15/2020	1,000,000	1,151,952

		7,415,278
Railroads – 0.2%
CSX Corp. Sr. Nt. 4.75% due 5/30/2042	1,250,000	1,345,996

		1,345,996

December 31, 2012	Principal Amount	Value
Refining – 0.5%
Motiva Enterprises LLC Nt. 5.75% due 1/15/2020(2)	$1,000,000	$1,211,574
Phillips 66 4.30% due 4/1/2022(2)	1,400,000	1,564,387
Valero Energy Corp. 9.375% due 3/15/2019	600,000	825,287

		3,601,248
REITs – 1.0%
CommonWealth REIT Sr. Nt. 5.875% due 9/15/2020	1,200,000	1,274,512
DDR Corp. Sr. Nt. 4.75% due 4/15/2018	2,000,000	2,216,546
ERP Operating LP Sr. Nt. 5.375% due 8/1/2016	775,000	882,244
ProLogis LP 6.875% due 3/15/2020	1,500,000	1,815,813
Simon Property Group LP Sr. Nt. 4.125% due 12/1/2021	1,600,000	1,776,971

		7,966,086
Retailers – 0.2%
Target Corp. Sr. Nt. 4.00% due 7/1/2042	1,600,000	1,643,806

		1,643,806
Technology – 0.1%
National Semiconductor Corp. Sr. Nt. 6.60% due 6/15/2017	500,000	617,486

		617,486
Transportation Services – 0.2%
Sydney Airport Finance Co. Pty Ltd. Sr. Sec. Nt. 3.90% due 3/22/2023(2)	1,600,000	1,634,387

		1,634,387
Utility – 0.2%
American Water Capital Corp. Sr. Nt. 4.30% due 12/1/2042	1,600,000	1,661,651

		1,661,651
Wireless – 0.6%
America Movil S.A.B. de C.V. 5.00% due 10/16/2019	1,500,000	1,740,187
American Tower Corp. Sr. Nt. 4.625% due 4/1/2015	1,500,000	1,594,439
Cellco Partnership Sr. Nt. 5.55% due 2/1/2014	500,000	524,872

The accompanying notes are an integral part of these financial statements.	15

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2012	Principal Amount	Value
Wireless (continued)
Vodafone Group PLC Sr. Nt. 6.15% due 2/27/2037	$350,000	$462,936

		4,322,434
Wirelines – 1.1%
AT&T, Inc. Sr. Nt. 6.30% due 1/15/2038	1,200,000	1,538,670
Deutsche Telekom International Finance BV 8.75% due 6/15/2030	850,000	1,273,508
France Telecom S.A. Sr. Nt. 8.50% due 3/1/2031	335,000	501,451
Qwest Communications International, Inc. 7.125% due 4/1/2018	1,500,000	1,565,105
Telecom Italia Capital 5.25% due 10/1/2015	550,000	585,200
Telecom Italia Capital SA 5.25% due 11/15/2013	1,500,000	1,541,250
Verizon Communications, Inc. Sr. Nt. 6.40% due 2/15/2038	1,250,000	1,692,339

		8,697,523
Total Corporate Bonds (Cost $197,230,807)		221,770,844

	Principal Amount	Value
Hybrid ARMS – 0.1%
FNMA 2.691% due 12/1/2036(1)	625,887	666,634
2.815% due 8/1/2046(1)	261,373	278,602

Total Hybrid ARMS (Cost $892,470)		945,236

	Principal Amount	Value
Mortgage Pass-Through Securities – 21.5%
FHLMC 4.00% due 12/1/2040 - 1/1/2041	10,912,772	11,660,236
7.00% due 9/1/2038	361,654	417,495
FNMA 3.00% due 12/1/2042(5)	58,750,000	61,558,984
3.50% due 6/1/2042	5,091,572	5,443,817
3.50% due 12/1/2042(5)	13,680,000	14,584,697
4.00% due 9/1/2040(3)	12,699,529	13,610,084
4.00% due 11/1/2040	6,906,230	7,410,791
4.00% due 12/1/2042(5)	12,100,000	12,969,687
4.50% due 12/1/2042(5)	10,100,000	10,909,973
5.00% due 4/1/2023 - 12/1/2039	10,029,898	10,873,647
5.00% due 11/1/2039(3)	4,859,629	5,264,184

December 31, 2012	Principal Amount	Value
Mortgage Pass-Through Securities (continued)
5.50% due 1/1/2038 - 2/1/2039	$6,794,641	$7,382,712
6.00% due 8/1/2021	334,892	368,598
6.50% due 7/1/2014 - 12/1/2014	25,321	26,086
7.00% due 9/1/2014 - 6/1/2032	159,874	184,114
7.50% due 12/1/2029	166,945	202,918
8.00% due 1/1/2030 - 9/1/2030	58,728	72,428
GNMA 6.00% due 10/15/2032 - 12/15/2033	449,055	508,275

Total Mortgage Pass-Through Securities (Cost $160,689,211)		163,448,726

	Principal Amount	Value
Municipal Bonds – 2.0%
Arizona Wtr. Infrastructure Fin. Auth. Rev. Wtr. Quality Ser. A 5.00% due 10/1/2027	1,200,000	1,411,416
California St. G.O. 5.25% due 4/1/2014	800,000	843,376
Chicago Illinois Metropolitan Wtr. Reclamation Dist. Greater Chicago G.O. Build America Bonds Taxable Direct Payment 5.72% due 12/1/2038	1,600,000	2,029,536
Illinois St. G.O. 4.511% due 3/1/2015	700,000	743,967
Illinois St. Toll Hwy. Auth. Toll Hwy. Rev. Build America Bonds Ser. A 6.184% due 1/1/2034	1,000,000	1,264,900
Massachusetts Bay Transn. Auth. Rev. Ser. A 5.25% due 7/1/2034	2,400,000	2,825,616
Massachusetts St. Health & Ed. Facs. Auth. Rev. Harvard Univ. Ser. A 5.50% due 11/15/2036	1,190,000	1,424,442
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Rev. Build America Bonds Ser. EE 6.011% due 6/15/2042	1,600,000	2,150,496
Oregon Sch. Brd. Association 4.759% due 6/30/2028	450,000	531,814
San Diego Cnty. California Wtr. Auth. Fing. Agcy. Wtr. Rev. Build America Bonds Ser. B 6.138% due 5/1/2049	1,500,000	1,996,455

Total Municipal Bonds (Cost $12,560,021)		15,222,018

16	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND VIP SERIES

	Principal Amount	Value
U.S. Government Securities – 6.9%
U.S. Treasury Bonds 3.00% due 5/15/2042	$2,155,000	$2,195,406
3.125% due 11/15/2041 - 2/15/2042	10,290,000	10,770,312
3.75% due 8/15/2041	2,000,000	2,350,624
4.25% due 11/15/2040	5,695,000	7,271,803
U.S. Treasury Notes 0.625% due 8/31/2017 - 11/30/2017	19,760,000	19,706,025
0.875% due 2/28/2017 - 4/30/2017	7,850,000	7,948,178
1.625% due 11/15/2022	2,500,000	2,472,655

Total U.S. Government Securities (Cost $49,825,748)		52,715,003

	Principal Amount	Value
Repurchase Agreements – 17.3%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/31/2012, maturity value of $131,386,073, due 1/2/2013(6)	131,386,000	131,386,000

Total Repurchase Agreements (Cost $131,386,000)		131,386,000
Total Investments - 113.6% (Cost $822,343,099)		863,966,432
Other Liabilities, Net - (13.6)%		(103,165,042)
Total Net Assets - 100.0%		$760,801,390
(1)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2012.
(2)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2012, the aggregate market value of these securities amounted to $97,088,635, representing 12.8% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Securities are segregated to cover to be announced securities, TBA.
(4)	Maturity is perpetual. Maturity date presented represents the next call date.
(5)	TBA — To be announced.
(6)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
FHLMC	2.00%	1/30/2023	$131,123,070
U.S. Treasury Note	0.25%	10/15/2015	$2,891,381

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$52,223,796	$—	$52,223,796
Collateralized Mortgage Obligations	—	84,327,979	—	84,327,979
Senior Secured Loans	—	15,009,345	—	15,009,345
Commercial Mortgage-Backed Securities	—	126,917,485	—	126,917,485
Corporate Bonds	—	221,770,844	—	221,770,844
Hybrid ARMS	—	945,236	—	945,236
Mortgage Pass-Through Securities	—	163,448,726	—	163,448,726
Municipal Bonds	—	15,222,018	—	15,222,018
U.S. Government Securities	—	52,715,003	—	52,715,003
Repurchase Agreements	—	131,386,000	—	131,386,000
Total	$—	$863,966,432	$—	$863,966,432

The accompanying notes are an integral part of these financial statements.	17

FINANCIAL INFORMATION — RS INVESTMENT QUALITY BOND VIP SERIES

Statement of Assets and Liabilities As of December 31, 2012
Assets
Investments, at value	$732,580,432
Repurchase agreements	131,386,000
Cash and cash equivalents	62,786
Dividends/interest receivable	4,242,078
Receivable for investments sold	1,306,500
Receivable for fund shares subscribed	550,332

Total Assets	870,128,128

Liabilities
Payable for investments purchased	108,622,345
Payable to adviser	321,816
Payable for fund shares redeemed	309,926
Accrued trustees’ fees	7,366
Accrued expenses/other liabilities	65,285

Total Liabilities	109,326,738

Total Net Assets	$760,801,390

Net Assets Consist of:
Paid-in capital	$717,989,041
Accumulated net realized gain from investments	1,189,016
Net unrealized appreciation on investments	41,623,333

Total Net Assets	$760,801,390

Investments, at Cost	$822,343,099

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	59,553,188
Net Asset Value Per Share	$12.78

Statement of Operations For the Year Ended December 31, 2012
Investment Income
Interest	$25,654,389

Total Investment Income	25,654,389

Expenses
Investment advisory fees	3,629,989
Custodian fees	111,991
Shareholder reports	94,258
Administrative service fees	89,119
Professional fees	73,611
Trustees’ fees	34,980
Other expenses	36,911

Total Expenses	4,070,859

Less: Custody credits	(53)

Total Expenses, Net	4,070,806

Net Investment Income	21,583,583

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain from investments	12,845,090
Net change in unrealized appreciation/depreciation on investments	9,446,007

Net Gain on Investments	22,291,097

Net Increase in Net Assets Resulting from Operations	$43,874,680

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS INVESTMENT QUALITY BOND VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/12	For the Year Ended 12/31/11

Operations
Net investment income	$21,583,583	$24,753,330
Net realized gain from investments	12,845,090	6,939,651
Net change in unrealized appreciation/depreciation on investments	9,446,007	14,003,882

Net Increase in Net Assets Resulting from Operations	43,874,680	45,696,863

Distributions to Shareholders
Net investment income	(21,798,718)	(24,984,835)
Net realized gain on investments	(11,727,267)	(6,483,567)

Total Distributions	(33,525,985)	(31,468,402)

Capital Share Transactions
Proceeds from sales of shares	131,767,647	110,638,125
Reinvestment of distributions	33,525,985	31,468,402
Cost of shares redeemed	(86,723,307)	(115,589,205)

Net Increase in Net Assets Resulting from Capital Share Transactions	78,570,325	26,517,322

Net Increase in Net Assets	88,919,020	40,745,783

Net Assets
Beginning of year	671,882,370	631,136,587

End of year	$760,801,390	$671,882,370

Other Information:
Shares
Sold	10,157,522	8,743,837
Reinvested	2,627,428	2,511,445
Redeemed	(6,664,318)	(9,051,795)

Net Increase	6,120,632	2,203,487

The accompanying notes are an integral part of these financial statements.	19

FINANCIAL INFORMATION — RS INVESTMENT QUALITY BOND VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/12	$12.57	$0.38	$0.42	$0.80	$(0.38)	$(0.21)	$(0.59)
Year Ended 12/31/11	12.32	0.49	0.38	0.87	(0.49)	(0.13)	(0.62)
Year Ended 12/31/10	12.02	0.48	0.44	0.92	(0.48)	(0.14)	(0.62)
Year Ended 12/31/09	11.32	0.50	0.78	1.28	(0.50)	(0.08)	(0.58)
Year Ended 12/31/08	11.95	0.61	(0.56)	0.05	(0.61)	(0.07)	(0.68)

20	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS INVESTMENT QUALITY BOND VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$12.78	6.37%	$760,801	0.56%	0.56%	2.97%	2.97%	135%
12.57	7.08%	671,882	0.57%	0.57%	3.75%	3.75%	102%
12.32	7.72%	631,137	0.56%	0.56%	3.90%	3.90%	121%
12.02	11.20%	559,345	0.58%	0.58%	4.54%	4.54%	153%
11.32	0.47%	419,579	0.56%	0.57%	4.57%	4.56%	186%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	21

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2012

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS Investment Quality Bond VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”). Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Fund is responsible for the valuation of portfolio securities. The valuations of debt securities, including bank loans, with more than 60 days to maturity for which quoted bid prices are readily available and considered by management to be representative of the bid side of the market are valued at the bid price by independent pricing services (each, a “Service”). Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available and considered by management to be representative of market value are valued by a Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a Service does not provide a valuation are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund's valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 ("ASC Topic 820"), fair value is defined as the price that the Fund would receive upon selling an investment in an "arm's length" transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market

22

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2012, the Fund had no securities classified as Level 3.

The Fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2012, there were no transfers between Level 1 and Level 2.

In determining a security’s placement within the hierarchy, the Trust separates the Fund's investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, loans, state, municipal and provincial obligations, certain foreign equity securities and commercial paper and other short-term securities valued at amortized cost in accordance with Rule 2a-7 under the 1940 Act.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund's results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2012, the Trust has reviewed the tax positions for open periods, as applicable to the Fund,

23

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

and has determined that no provision for income tax is required in the Fund's financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2012, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2009 and by state authorities for tax years before 2008.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

e. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations (but not in the Financial Highlights) as a reduction to the Fund’s expenses.

g. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.50%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and review by RS Investments. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

RS Investments has an Expense Reimbursement Agreement in place with GIS with respect to certain funds of the Trust. The Expense Reimbursement Agreement provides that GIS will reimburse RS Investments for certain operating expenses and may make additional payments to mitigate losses incurred by RS Investments.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011, was as follows:

	Ordinary Income	Long-Term Capital Gains
2012	$27,409,143	$6,116,842
2011	28,152,789	3,315,613

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund.

24

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2012, the Fund made the following reclassifications of permanent book and tax basis differences:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$215,135	$(215,135)

The tax basis of distributable earnings as of December 31, 2012 was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$65,413	$1,244,153

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2012, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2012, was $822,463,650. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2012, aggregated $42,828,050 and $(1,325,268), respectively, resulting in net unrealized appreciation of $41,502,782.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments) for the year ended December 31, 2012 were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$196,926,721	$893,567,072
Sales	127,268,751	823,539,422

b. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

c. Loans Floating rate loans in which the Fund invest are primarily “senior” loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund's floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See note (f) regarding below investment grade securities.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

d. Securities Purchased on a When-Issued, Delayed Delivery Basis The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than

25

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

the trade date purchase price. Although the Fund will generally enter into these transactions with the intention of taking delivery of the securities, it may sell the securities before the settlement date. Assets will be segregated when a Fund agrees to purchase on a when-issued or delayed delivery basis. These transactions may create investment leverage.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (except pursuant to an applicable exemption). If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Funds' Schedule of Investments.

f. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market and the economy in general, than higher quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $100 million committed revolving credit facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the year ended December 31, 2012, the Fund did not borrow from the facility.

Note 6. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund's financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS Investment Quality Bond VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Investment Quality Bond VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2013

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements”, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and various sub-advisers (the “Sub-Advisers”) are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 14, 2012, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2012. Before the Board meeting on August 14, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS

Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund. The Independent Trustees took that report into consideration along with the other information presented for their review, but did not regard it as conclusive or determinative.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ advisory fee rate for each Fund compared to peer mutual funds having similar objectives

28

SUPPLEMENTAL INFORMATION (UNAUDITED)

and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the Independent Trustees. In their respective reports, the independent consultant and the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered the supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as averages for competitive peer groups of mutual funds, and the reinvestment by RS Investments in recent and planned hiring of new personnel at various levels.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For RS Partners Fund, which was identified as having expenses at the highest end of the range, the Trustees noted that RS Investments had agreed to additional limitations on the Fund’s total expenses during the past year. For RS Value Fund, which was identified as having expenses at the higher end of the peer group, RS Investments provided additional information with respect to substantial steps taken and certain resources committed recently by the firm to improve the performance of that and other value Funds. The Independent Trustees also noted that RS Investments expects to devote particular attention in the coming year to improving performance for those two Funds and to review the Funds’ relative expense levels with the Trustees in the future in light of that performance. The Trustees agreed to continue to monitor the relevant Funds and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper organization with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted in the reports presented to them that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except as follows: (1) RS Value Fund, which was ranked in the lowest quartile for the one, three and five-year period; and (2) certain other Funds that use a value strategy had lagged their peer funds for the most recent one and three year periods. The Trustees agreed to monitor closely the performance of these Funds. Finally, the Trustees noted that RS Investments had undergone a number of recent changes to executive management, including the hiring of a Chief Investment Officer. Management of RS Investments has assured the Independent Trustees that performance improvement for the Funds with the least favorable relative performance is a high priority for RS Investments in the coming year and that certain initiatives have been undertaken for that purpose.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS

29

SUPPLEMENTAL INFORMATION (UNAUDITED)

Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2011, and for the three months ended March 31, 2012. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. For larger Funds such as the RS Value Fund and RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

The Trustees also noted that the Chief Compliance Officer recited several additional factors in his report:

•	RS Investments has worked with its parent company on the transition to a new Chief Executive Officer and

30

SUPPLEMENTAL INFORMATION (UNAUDITED)

other senior personnel, including the addition of a Chief Investment Officer and Chief Operating Officer. In particular, the new Chief Executive Officer has worked to develop and execute a plan to address coordination between the equity groups and to address performance weaknesses for various Funds.

•

RS Investments has worked to be responsive to concerns raised by the Independent Trustees with respect to the performance of various Funds, including commitments to provide plans for smaller and less successful Funds. Progress in this area is shown by the past liquidation of several small Funds.

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities.

Overall, the Chief Compliance Officer believes RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After reviewing and considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2012.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	34	Envestnet, Inc. (1999–present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	34	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	34	None
Anne M. Goggin, November 1948	Trustee	Since August 2006	Attorney; Chair, Board of Trustees of the Trust (November 2007–September 2012); Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	34	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	34	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007	CEO and Co-Founder of TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999–2005).	34	None

32

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007–July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006–March 2007).	34	None
Matthew H. Scanlan,*** December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009–December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	34	None
Glen M. Wong, December 1961	Treasurer and Principal Financial and Accounting Officer	Since July 2012	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006–March 2009).	N/A	N/A

33

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers (continued)
Margherita L. DiManni, February 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2012	General Counsel, RS Investments since March 2012; Vice President and Corporate Initiatives Counsel, The Guardian Life Insurance Company of America (joined 1998).	N/A	N/A
John J. Sanders Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments.	N/A	N/A

+	c/o RS Investments, 388 Market Street, 17th floor, San Francisco, CA 94111
++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
+++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.
*	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.
***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

34

2012 Annual Report

All data as of December 31, 2012

RS Variable Products Trust

•	RS Low Duration Bond VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2012. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS LOW DURATION BOND VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our Web site at www.guardianlife.com.

RS Low Duration Bond VIP Series Commentary

Highlights

•

The Barclays U. S. Government 1-3 Year Bond Index[1] (the “Index”) delivered a modestly positive return in 2012. Non-Treasury sectors of the fixed income market generally outperformed Treasury securities with similar durations as investors embraced higher risk in return for higher yields.

•	RS Low Duration Bond VIP Series (the “Fund”) delivered a positive return for the 12 months ended December 31, 2012, and outperformed the Index.

Market Overview

The markets started out the year on a positive note as yield-hungry investors, optimistic about the U.S. economic outlook, embraced risk in pursuit of higher returns. Investor optimism appeared to fade in the second quarter, however, as uncertainty about Europe and fears of weakening U.S. economic growth led investors to once again seek safety in the Treasury market. Investors regained their confidence and their appetites for risk in the third quarter as central banks on both sides of the Atlantic intervened with additional stimulus measures. Notably, the U.S. Federal Reserve (the “Fed”) announced plans to keep long-term interest rates near zero at least through mid-2015. As a result of investor uncertainty in the second quarter and Fed action in the third, the yield on the 10-year Treasury bond fell to record lows over the summer, priming investors to seek out higher yields. Investor preference for riskier assets moderated somewhat in the fourth quarter as the focus shifted to the prospect of continued partisan gridlock in Washington, D.C.

For the year as a whole, non-Treasury fixed income sectors, including corporate bonds, mortgage-backed securities (MBS), and commercial mortgage-backed securities (CMBS) generally outperformed Treasury securities with similar durations.

Fund Performance Overview

The Fund returned 3.16% for the 12 months ended December 31, 2012, outperforming a 0.51% Index return.

The Fund’s relative performance benefited from holdings in non-Treasury segments of the fixed income market, notably investment-grade corporate bonds, CMBS, asset-backed securities (ABS), and non-Agency MBS. These non-Treasury and non-Agency sectors are not measured in the Index.

While the Fund remained overweight in corporate bonds throughout the period, we reduced holdings in corporate issuers with significant exposure to the euro zone and its peripheral countries. We also scaled back our exposure to financials. We raised our weighting in higher quality investment grade bonds at the expense of high yield investments. By year-end, the Fund’s weighting in corporate bonds was around 39%.

In both the CMBS and non-Agency MBS markets, finding suitable assets remains a challenge. Supply has been limited in both sectors, which has helped to support prices. We believe that the combination of recovering prices, low interest rates, falling delinquencies, and the limited supply of these securities should continue to support both sectors.

In the CMBS sector, the Fund continued to emphasize seasoned bonds backed by credit enhancements that we believed could help insulate them from any deterioration in market fundamentals. Recent purchases have included issues backed by single properties, as well as by less common commercial real estate assets such as billboards and cell phone towers. At year-end the Fund held about a 17% weighting in CMBS.

As of December 31, 2012, the Fund held approximately a 7.5% weighting in non-Agency MBS. The Fund continued to own seasoned bonds that we believed would provide ample credit support. The Fund’s holdings in this sector grew a bit during the fourth quarter as new purchases outpaced normal amortizations.

Over the past 12 months, the Fund also added to its holdings in ABS. We focused on less frequently issued deals that provided incrementally better yields than the more common ABS issues.

3

RS LOW DURATION BOND VIP SERIES

Outlook

We have a positive outlook on certain non-Treasury sectors of the fixed income market given our expectation of moderate U.S. economic growth, stable inflation, and continued investor demand for yield. Additionally, we believe the Fed’s near-zero rate policy and its Treasury and MBS buying program should support demand for non-Treasury assets in 2013. While it is our view that the risk of an extended economic downturn remains low, we believe that uncertainty about the European situation and domestic fiscal debates could overshadow positive fundamentals and contribute to near-term market volatility. In this environment, we remain committed to our disciplined investment process as we continue to measure each investment’s upside potential against its downside risk.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianlife.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2012.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

4

RS LOW DURATION BOND VIP SERIES

Characteristics (unaudited) Total Net Assets: $209,164,072

Sector Allocation

Bond Quality Allocation[2]

5

RS LOW DURATION BOND VIP SERIES

Top Ten Holdings[3]

Holding	Coupon	Maturity Date	% of Total Net Assets
U.S. Treasury Notes	0.250%	10/15/2015	3.48%
U.S. Treasury Notes	0.375%	11/15/2015	2.69%
U.S. Treasury Notes	0.250%	12/15/2015	1.64%
Federal Home Loan Mortgage Corp.	2.000%	8/25/2016	1.51%
U.S. Treasury Notes	0.625%	11/30/2017	1.39%
GE Capital Credit Card Master Note Trust	1.360%	8/17/2020	0.97%
U.S. Treasury Notes	0.375%	6/15/2015	0.95%
Hertz Vehicle Financing LLC	5.290%	3/25/2016	0.94%
Enterprise Fleet Financing LLC	0.720%	4/20/2018	0.91%
Bear Stearns Commercial Mortgage Securities	5.405%	12/11/2040	0.86%
Total			15.34%

1	The Barclays U.S. Government 1-3 Year Bond Index is generally considered to be representative of U.S. Government bonds with maturities between one and three years. The Barclays U.S. Government 1-3 Year Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the Index, while there are expenses associated with the Fund. Statistical data for the Index is as of December 31, 2012.
2	Source: Moody’s, Standard and Poors, Fitch Investors Service.
3

Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

6

RS LOW DURATION BOND VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	Since Inception
RS Low Duration Bond VIP Series	8/28/03	3.16%	3.21%	3.91%	3.44%
Barclays U.S. Government 1-3 Year Bond Index[1]		0.51%	1.49%	2.49%	2.94%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 8/28/03 in RS Low Duration Bond VIP Series and the Barclays U.S. Government 1-3 Year Bond Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian VC Low Duration Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianlife.com.

7

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12-12/31/12	Expense Ratio During Period 7/1/12-12/31/12
Based on Actual Return	$1,000.00	$1,013.90	$2.89	0.57%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.27	$2.90	0.57%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

December 31, 2012	Principal Amount	Value
Asset Backed Securities – 15.8%
Ally Auto Receivables Trust 2012-SN1 A4 0.70% due 12/21/2015	$700,000	$700,444
2012-5 A4 0.85% due 1/16/2018	835,000	836,298
2010-3 A3 1.11% due 10/15/2014	423,578	424,524
Ally Master Owner Trust 2012-1 A2 1.44% due 2/15/2017	300,000	303,710
2011-1 A2 2.15% due 1/15/2016	550,000	558,992
2010-3 A 2.88% due 4/15/2015(1)	800,000	805,484
American Express Credit Account Master Trust 2012-2 A 0.68% due 3/15/2018(2)	1,500,000	1,504,794
AmeriCredit Automobile Receivables Trust 2010-3 A3 1.14% due 4/8/2015	477,361	478,290
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.541% due 4/25/2033(3)	88,907	86,440
Avis Budget Rental Car Funding AESOP LLC 2012-1A A 2.054% due 8/20/2016(1)	1,425,000	1,461,048
Bank of America Auto Trust 2010-1A A4 2.18% due 2/15/2017(1)	313,218	314,867
2009-2A A4 3.03% due 10/15/2016(1)	202,653	203,524
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	132,175	134,137
Citibank Credit Card Issuance Trust 2004-A8 A8 4.90% due 12/12/2016	950,000	1,031,306
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 5.053% due 8/25/2033(3)	111,603	110,609
CNH Equipment Trust 2012-D A3 0.65% due 4/16/2018	1,500,000	1,499,104
2009-C A4 3.00% due 8/17/2015(2)	473,729	476,843
Dryrock Issuance Trust 2012-2 A 0.64% due 8/15/2018	800,000	799,955
Enterprise Fleet Financing LLC 2012-2 A2 0.72% due 4/20/2018(1)	1,900,000	1,900,887

December 31, 2012	Principal Amount	Value
Asset Backed Securities (continued)
Ford Credit Auto Lease Trust 2011-B A3 1.05% due 10/15/2014	$1,000,000	$1,004,948
Ford Credit Floorplan Master Owner Trust 2012-5 A 1.49% due 9/15/2019	850,000	854,564
2010-3 A2 1.909% due 2/15/2017(1)(3)	985,000	1,013,558
GE Capital Credit Card Master Note Trust 2012-6 A 1.36% due 8/17/2020(2)	2,000,000	2,020,118
2010-3 A 2.21% due 6/15/2016	1,250,000	1,260,304
GE Equipment Transportation LLC 2012-1 A3 0.99% due 11/23/2015	800,000	804,958
Harley-Davidson Motorcycle Trust 2012-1 A3 0.68% due 4/15/2017	1,000,000	1,003,108
Hertz Vehicle Financing LLC 2009-2A A2 5.29% due 3/25/2016(1)	1,800,000	1,957,802
Honda Auto Receivables Owner Trust 2010-3 A4 0.94% due 12/21/2016	954,000	958,221
Huntington Auto Trust 2011-1A A3 1.01% due 1/15/2016(1)	1,000,000	1,005,439
Hyundai Auto Receivables Trust 2012-A A4 0.95% due 12/15/2016	500,000	504,606
2009-A A4 3.15% due 3/15/2016	430,767	437,687
Mercedes-Benz Auto Lease Trust 2011-B A3 1.07% due 8/15/2014(1)	500,000	501,924
Mercedes-Benz Master Owner Trust 2012-AA A 0.79% due 11/15/2017(1)	1,400,000	1,398,050
Miramax LLC 2011-1A A 6.25% due 10/20/2021(1)(2)	1,371,428	1,442,511
Residential Asset Mortgage Products, Inc. 2002-RS4 AI5 6.163% due 8/25/2032(3)	20,695	14,937
Toyota Auto Receivables Owner Trust 2010-C A4 1.09% due 12/15/2014	500,000	502,890
Volkswagen Auto Lease Trust 2012-A A3 0.87% due 7/20/2015	800,000	804,450
2010-A A4 1.18% due 10/20/2015	900,000	901,009

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

December 31, 2012	Principal Amount	Value
Asset Backed Securities (continued)
Wheels SPV LLC 2012-1 A2 1.19% due 3/20/2021(1)	$500,000	$503,494
World Omni Auto Receivables Trust 2010-A A4 2.21% due 5/15/2015	485,185	489,667

Total Asset Backed Securities (Cost $32,814,329)		33,015,501

	Principal Amount	Value
Collateralized Mortgage Obligations – 11.1%
Banc of America Funding Corp. 2005-D A1 2.619% due 5/25/2035(3)	402,789	416,659
Banc of America Mortgage Securities, Inc. 2003-J 2A2 3.172% due 11/25/2033(3)	286,431	290,860
Cendant Mortgage Corp. 2003-4 1A1 4.85% due 5/25/2033	69,100	69,649
Chase Mortgage Finance Corp. 2007-A1 2A1 2.991% due 2/25/2037(3)	362,982	369,605
2003-S10 A1 4.75% due 11/25/2018	220,721	227,239
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	100,794	100,847
Countrywide Home Loans Mortgage Pass-Through Trust 2003-50 A1 5.00% due 11/25/2018	600,639	617,867
Countrywide Home Loans Trust 2003-11 A31 5.50% due 5/25/2033	459,012	478,620
2002-19 1A1 6.25% due 11/25/2032	32,318	32,708
CS First Boston Mortgage Securities Corp. 2003-23 2A8 4.50% due 10/25/2018	141,647	146,646
2003-8 2A1 5.00% due 4/25/2018	229,300	235,205
2004-5 5A1 5.00% due 8/25/2019	332,680	340,297
FHLMC 4105 WA 3.00% due 2/15/2041	1,480,404	1,499,310
4068 HA 3.00% due 10/15/2041	680,236	688,152
4098 UZ 4.00% due 8/15/2042	1,265,421	1,273,835
1534 Z 5.00% due 6/15/2023	57,515	57,717
20 H 5.50% due 10/25/2023	31,236	34,478

December 31, 2012	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
First Horizon Mortgage Pass-Through Trust 2004-4 2A3 4.50% due 7/25/2019	$230,936	$234,041
FNMA 2012-113 WA 3.00% due 3/25/2042	755,784	756,756
2012-139 NZ 3.00% due 12/25/2042	1,789,932	1,751,458
2012-113 ZU 3.50% due 10/25/2042	1,498,206	1,506,878
2003-63 GU 4.00% due 7/25/2033	719	728
J.P. Morgan Mortgage Trust 2006-A2 5A1 2.908% due 11/25/2033(3)	555,414	567,451
2004-S2 1A3 4.75% due 11/25/2019	148,187	149,505
2005-A1 3A1 4.985% due 2/25/2035(3)	506,418	518,662
2004-S1 1A7 5.00% due 9/25/2034	59,607	61,269
Master Adjustable Rate Mortgages Trust 2004-13 3A7 2.63% due 11/21/2034(3)	1,399,000	1,447,892
2004-13 2A1 2.67% due 4/21/2034(3)	643,353	657,375
Master Asset Securitization Trust 2003-9 5A2 4.75% due 10/25/2018(2)	843,516	864,297
2003-5 2A1 5.00% due 6/25/2018	123,148	128,557
Merrill Lynch Mortgage Investors, Inc. 2005-A2 A2 2.517% due 2/25/2035(3)	708,559	714,244
Morgan Stanley Mortgage Loan Trust 2004-1 1A9 4.50% due 11/25/2018	150,166	152,995
Prime Mortgage Trust 2004-2 A2 4.75% due 11/25/2019	243,679	253,479
2003-3 A9 5.50% due 1/25/2034	287,831	292,810
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	19,785	20,118
Residential Asset Securitization Trust 2003-A2 A1 4.25% due 5/25/2033	546,921	538,908
Residential Funding Mortgage Securities I, Inc. 2004-S9 2A1 4.75% due 12/25/2019	202,056	206,744

10	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND VIP SERIES

December 31, 2012	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
2005-S1 2A1 4.75% due 2/25/2020	$157,806	$162,334
2005-S3 A1 4.75% due 3/25/2020	127,218	131,397
Structured Asset Securities Corp. 2004-21XS 2A6A 4.74% due 12/25/2034(3)	264,652	267,989
2005-1 4A1 5.00% due 2/25/2020	208,073	212,683
2003-29 2A1 5.25% due 9/25/2023	365,014	370,905
2004-3 3A1 5.50% due 3/25/2019	169,200	174,326
Wells Fargo Mortgage Backed Securities Trust 2004-Z 2A2 2.623% due 12/25/2034(3)	373,621	378,222
2005-AR10 2A6 2.626% due 6/25/2035(3)	463,791	473,522
2005-AR12 2A5 2.627% due 6/25/2035(3)	851,659	863,069
2005-AR12 2A6 2.627% due 6/25/2035(3)	729,818	733,447
2003-J 2A1 4.422% due 10/25/2033(3)	126,903	128,460
2003-J 1A9 4.58% due 10/25/2033(3)	601,289	608,327
2003-N 2A1 4.736% due 12/25/2033(3)	400,766	408,665
2003-15 1A1 4.75% due 12/25/2018	36,234	37,316
2005-1 1A1 4.75% due 1/25/2020	185,339	195,045
2004-2 A1 5.00% due 2/25/2019	248,857	254,249
2006-7 1A1 5.25% due 6/25/2021	85,399	89,358

Total Collateralized Mortgage Obligations (Cost $22,919,178)		23,193,175

	Principal Amount	Value
Senior Secured Loans – 4.6%
Automotive – 0.3%
Allison Transmission, Inc. Term Loan B3 4.25% due 8/23/2019(3)	497,503	501,155

		501,155
Consumer Products – 0.2%
Bombardier Recreational Products, Inc. Extended Term Loan B2 4.46% due 6/28/2016(3)	300,000	300,939

		300,939
Gaming – 0.2%
Pinnacle Entertainment, Inc. Series A Incremental Term Loan 4.00% due 3/19/2019(3)	496,250	498,731

		498,731

December 31, 2012	Principal Amount	Value
Healthcare – 1.4%
DaVita, Inc. Term Loan B2 4.00% due 11/1/2019(3)	$500,000	$502,655
Fresenius Medical Care Holdings, Inc. Term Loan A 2.311% due 10/26/2017(3)	1,500,000	1,496,250
Hologic, Inc. Term Loan B 4.50% due 8/1/2019(3)	498,750	504,271
IMS Health, Inc. New Term Loan B 4.50% due 8/25/2017(3)	492,498	495,882

		2,999,058
Independent Energy – 0.3%
Plains Exploration & Production 7 year Term Loan 4.00% due 11/30/2019(3)	500,000	501,565

		501,565
Media Noncable – 0.2%
Tribune Co. Exit Term Loan 4.00% due 12/17/2019(3)	500,000	498,750

		498,750
Pharmaceuticals – 1.1%
Grifols, Inc. New Term Loan B 4.50% due 6/1/2017(3)	640,355	645,868
RP Select Finance Trust Term Loan A 2.311% due 8/9/2016(3)	1,549,613	1,549,613

		2,195,481
Real Estate Investment Trusts – 0.2%
LNR Property Corp. Term Loan B 4.75% due 4/29/2016(3)	425,000	426,062

		426,062
Refining – 0.1%
Citgo Petroleum Corp. Term Loan C 9.00% due 6/23/2017(3)	256,071	258,845

		258,845
Retailers – 0.4%
Lord & Taylor Holdings LLC Term Loan B 5.75% due 1/11/2019(3)	359,255	362,176
The Neiman Marcus Group, Inc. Extended Term Loan 4.75% due 5/16/2018	500,000	500,125

		862,301
Wireless – 0.2%
Crown Castle International Corp. Term Loan B 4.00% due 1/31/2019(3)	495,000	497,267

		497,267
Total Senior Secured Loans (Cost $9,488,307)		9,540,154

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

December 31, 2012	Principal Amount	Value
Commercial Mortgage-Backed Securities – 17.1%
American Tower Trust 2007-1A AFX 5.42% due 4/15/2037(1)	$1,580,000	$1,620,597
Banc of America Commercial Mortgage, Inc. 2005-5 A4 5.115% due 10/10/2045(3)	1,145,000	1,269,072
2005-6 A4 5.19% due 9/10/2047(2)(3)	1,215,000	1,353,574
Bear Stearns Commercial Mortgage Securities 2004-PWR3 A4 4.715% due 2/11/2041	540,000	556,485
2003-T10 A2 4.74% due 3/13/2040	185,789	186,142
2003-PWR2 A4 5.186% due 5/11/2039(3)	660,354	672,471
2005-PW10 A4 5.405% due 12/11/2040(3)	1,620,000	1,804,103
Chase Commercial Mortgage Securities Corp. 1998-1 F 6.56% due 5/18/2030(1)(3)	107,949	108,555
Citigroup Commercial Mortgage Trust 2004-C1 A4 5.36% due 4/15/2040(3)	1,030,000	1,082,156
2006-C5 A4 5.431% due 10/15/2049	1,300,000	1,491,742
Citigroup/Deutsche Bank Commercial Mortgage Trust 2005-CD1 A4 5.219% due 7/15/2044(3)	1,050,000	1,165,252
2006-CD3 A5 5.617% due 10/15/2048	1,049,000	1,205,660
Commercial Mortgage Asset Trust 1999-C1 B 7.23% due 1/17/2032(3)	1,000,000	1,032,125
Commercial Mortgage Pass-Through Certificates 2005-LP5 A4 4.982% due 5/10/2043(3)	530,000	579,901
Crown Castle Towers LLC Sr. Sec. Nt. 3.214% due 8/15/2035(1)	350,000	364,916
4.523% due 1/15/2035(1)	550,000	579,868
CS First Boston Mortgage Securities Corp. 2003-C3 A5 3.936% due 5/15/2038	654,107	656,078
2004-C2 A2 5.416% due 5/15/2036(3)	1,362,000	1,429,589
1997-C2 F 7.46% due 1/17/2035(3)	211,029	213,583
First Union-Lehman Brothers-Bank of America 1998-C2 E 6.778% due 11/18/2035	872,000	878,012
GE Capital Commercial Mortgage Corp. 2004-C1 A3 4.596% due 11/10/2038	559,804	574,240

December 31, 2012	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
2004-C1 B 4.692% due 11/10/2038(3)	$385,000	$394,985
2003-C2 A4 5.145% due 7/10/2037	378,187	382,094
GMAC Commercial Mortgage Securities, Inc. 2003-C2 A2 5.444% due 5/10/2040(3)	729,826	740,497
Greenwich Capital Commercial Funding Corp. 2005-GG3 A3 4.569% due 8/10/2042	463,284	464,290
2004-GG1 A7 5.317% due 6/10/2036(3)	1,055,101	1,099,627
J.P. Morgan Chase Commercial Mortgage Securities Corp. 2004-C3 A5 4.878% due 1/15/2042	675,000	720,618
2005-LDP5 A4 5.20% due 12/15/2044(3)	650,000	724,471
2003-CB6 A2 5.255% due 7/12/2037(3)	747,897	757,919
LB UBS Commercial Mortgage Trust 2003-C7 A4 4.931% due 9/15/2035(3)	1,005,000	1,021,360
2003-C8 A4 5.124% due 11/15/2032(3)	500,000	511,312
2006-C1 A4 5.156% due 2/15/2031	400,000	446,572
Merrill Lynch Mortgage Trust 2004-BPC1 A5 4.855% due 10/12/2041(3)	700,000	745,089
2003-KEY1 A4 5.236% due 11/12/2035(3)	500,000	513,150
Morgan Stanley Capital I 2004-HQ3 A4 4.80% due 1/13/2041	877,662	904,736
2005-HQ7 AAB 5.185% due 11/14/2042(3)	243,905	243,821
2005-IQ10 A4A 5.23% due 9/15/2042(3)	1,165,000	1,282,185
Motel 6 Trust 2012-MTL6 A2 1.948% due 10/5/2025(1)	800,000	805,978
Nomura Asset Securities Corp. 1998-D6 B1 6.00% due 3/15/2030(1)	580,000	586,661
Salomon Brothers Mortgage Securities VII, Inc. 1999-C1 G 7.155% due 5/18/2032(1)(3)	58,070	58,058
SBA Tower Trust 2.933% due 12/15/2042(1)(2)	1,500,000	1,561,100
Wachovia Bank Commercial Mortgage Trust 2003-C8 A3 4.445% due 11/15/2035	186,799	188,624
2004-C10 A4 4.748% due 2/15/2041	504,882	522,650

12	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND VIP SERIES

December 31, 2012	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
2004-C11 A5 5.215% due 1/15/2041(3)	$575,000	$604,763
2006-C29 A4 5.308% due 11/15/2048	1,500,000	1,724,903

Total Commercial Mortgage-Backed Securities (Cost $36,066,669)		35,829,584

	Principal Amount	Value
Corporate Bonds – 34.1%
Aerospace & Defense – 0.3%
Textron, Inc. Sr. Nt. 6.20% due 3/15/2015	500,000	548,015

		548,015
Automotive – 1.1%
Banque PSA Finance Sr. Nt. 3.375% due 4/4/2014(1)	500,000	505,307
Daimler Finance North America LLC 1.875% due 9/15/2014(1)	350,000	355,736
Ford Motor Credit Co. LLC Sr. Nt. 2.75% due 5/15/2015	500,000	510,285
RCI Banque S.A. Sr. Nt. 3.40% due 4/11/2014(1)	500,000	507,952
Volkswagen International Finance NV 1.625% due 3/22/2015(1)	500,000	506,820

		2,386,100
Banking – 7.9%
Abbey National Treasury Services PLC 2.875% due 4/25/2014	500,000	510,448
American Express Credit Corp. Sr. Nt. 2.375% due 3/24/2017	500,000	523,158
Amsouth Bank Sub. Nt. 5.20% due 4/1/2015	150,000	156,750
Bank of America Corp. Sr. Nt. 4.50% due 4/1/2015	150,000	159,889
Barclays Bank PLC Sr. Nt. 2.50% due 1/23/2013	400,000	400,498
Capital One Financial Corp. Sr. Nt. 1.00% due 11/6/2015	500,000	498,311
2.125% due 7/15/2014	500,000	508,990
Citigroup, Inc. Sr. Nt. 5.50% due 4/11/2013	300,000	303,091
Credit Suisse/New York NY Sr. Nt. 5.00% due 5/15/2013	250,000	254,116

December 31, 2012	Principal Amount	Value
Banking (continued)
Deutsche Bank AG Sr. Nt. 2.375% due 1/11/2013	$300,000	$300,147
Fifth Third Capital Trust IV 6.50% due 4/15/2017(3)	650,000	650,000
HSBC USA, Inc. Sr. Nt. 1.625% due 1/16/2018	500,000	500,454
ING Bank N.V. Sr. Nt. 2.375% due 6/9/2014(1)	600,000	607,833
JPMorgan Chase & Co. Sr. Nt. 2.05% due 1/24/2014	500,000	507,823
Lloyds TSB Bank PLC 4.20% due 3/28/2017	500,000	554,320
Macquarie Bank Ltd. Sr. Nt. 3.45% due 7/27/2015(1)	250,000	259,973
Morgan Stanley Sr. Nt. 2.875% due 1/24/2014	250,000	254,201
5.30% due 3/1/2013	250,000	251,366
National Bank of Canada 1.50% due 6/26/2015	500,000	508,567
PNC Preferred Funding Trust III Jr. Sub. Nt. 8.70% due 3/15/2013(1)(3)(4)	400,000	403,232
Regions Financial Corp. Sr. Nt. 4.875% due 4/26/2013	500,000	505,000
Royal Bank of Canada Sr. Nt. 1.45% due 10/30/2014	500,000	508,609
Royal Bank of Scotland Group PLC Sr. Nt. 2.55% due 9/18/2015	500,000	511,705
Royal Bank of Scotland PLC 3.25% due 1/11/2014	500,000	508,958
Societe Generale SA 2.75% due 10/12/2017	500,000	508,611
Standard Chartered PLC Sr. Nt. 3.85% due 4/27/2015(1)	500,000	527,305
Sumitomo Mitsui Banking Corp. Sr. Nt. 1.35% due 7/18/2015	500,000	505,628
1.90% due 1/12/2015(1)	500,000	510,000
SunTrust Banks, Inc. Sr. Nt. 3.60% due 4/15/2016	400,000	427,259
The Bank of New York Mellon Corp. Sr. Nt. 1.20% due 2/20/2015	300,000	303,221
The Goldman Sachs Group, Inc. Sr. Nt. 3.30% due 5/3/2015	500,000	521,128

The accompanying notes are an integral part of these financial statements.	13

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

December 31, 2012	Principal Amount	Value
Banking (continued)
Toronto-Dominion Bank Sr. Nt. 1.375% due 7/14/2014	$500,000	$506,578
U.S. Bancorp Sr. Nt. 2.875% due 11/20/2014	500,000	520,739
Jr. Sub. Nt. 3.442% due 2/1/2016	500,000	526,529
UBS AG Stamford CT Sr. Nt. 2.25% due 8/12/2013	500,000	504,783
Union Bank N.A. Sr. Nt. 2.125% due 12/16/2013	500,000	507,823
Wells Fargo Bank N.A. Sub. Nt. 5.75% due 5/16/2016	100,000	113,537
Westpac Banking Corp. Sr. Nt. 2.10% due 8/2/2013	300,000	302,891

		16,433,471
Brokerage – 0.5%
E*Trade Financial Corp. Sr. Nt. 6.75% due 6/1/2016(2)	500,000	526,250
Jefferies Group, Inc. Sr. Nt. 3.875% due 11/9/2015	500,000	516,250

		1,042,500
Building Materials – 0.3%
Martin Marietta Materials, Inc. Sr. Nt. 6.60% due 4/15/2018	500,000	553,546

		553,546
Chemicals – 0.7%
Airgas, Inc. Sr. Nt. 2.85% due 10/1/2013	500,000	508,292
Ecolab, Inc. Sr. Nt. 2.375% due 12/8/2014	400,000	412,895
Yara International ASA Sr. Nt. 5.25% due 12/15/2014(1)	500,000	537,491

		1,458,678
Construction Machinery – 0.1%
Case New Holland, Inc. 7.75% due 9/1/2013	250,000	260,000

		260,000
Diversified Manufacturing – 1.1%
ADT Corp. Sr. Nt. 2.25% due 7/15/2017(1)	500,000	496,029
Danaher Corp. Sr. Nt. 1.30% due 6/23/2014	200,000	202,193

December 31, 2012	Principal Amount	Value
Diversified Manufacturing (continued)
Eaton Corp. 0.95% due 11/2/2015(1)	$400,000	$401,217
Pentair Finance SA 1.35% due 12/1/2015(1)	250,000	249,779
Roper Industries, Inc. Sr. Nt. 1.85% due 11/15/2017	500,000	499,627
Tyco Flow Control International Finance SA 1.875% due 9/15/2017(1)	500,000	501,469

		2,350,314
Electric – 1.4%
AEP Texas North Co. Sr. Nt. Ser. B 5.50% due 3/1/2013	150,000	151,206
American Electric Power Co., Inc. Sr. Nt. 1.65% due 12/15/2017	300,000	301,051
Calpine Construction Finance Co. LP Sr. Sec. Nt. 8.00% due 6/1/2016(1)	500,000	531,250
CMS Energy Corp. Sr. Nt. 6.55% due 7/17/2017	500,000	589,525
DPL, Inc. Sr. Nt. 6.50% due 10/15/2016	200,000	211,500
GenOn Energy, Inc. Sr. Nt. 7.875% due 6/15/2017	250,000	276,250
Great Plains Energy, Inc. Sr. Nt. 2.75% due 8/15/2013	200,000	202,073
National Rural Utilities Cooperative Finance Corp. 1.125% due 11/1/2013	500,000	502,917
The AES Corp. Sr. Nt. 7.75% due 3/1/2014	250,000	266,250

		3,032,022
Energy - Integrated – 0.2%
Husky Energy, Inc. Sr. Nt. 5.90% due 6/15/2014	400,000	428,739

		428,739
Entertainment – 0.2%
Time Warner, Inc. 3.15% due 7/15/2015	300,000	317,249

		317,249
Food and Beverage – 1.3%
Anheuser-Busch InBev Worldwide, Inc. 2.50% due 3/26/2013	450,000	452,079
Coca-Cola Enterprises, Inc. Sr. Nt. 1.125% due 11/12/2013	300,000	301,343

14	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND VIP SERIES

December 31, 2012	Principal Amount	Value
Food and Beverage (continued)
General Mills, Inc. Sr. Nt. 1.55% due 5/16/2014	$250,000	$253,230
Kraft Foods, Inc. Sr. Nt. 2.625% due 5/8/2013	600,000	603,804
Pernod-Ricard SA Sr. Nt. 2.95% due 1/15/2017(1)	500,000	525,863
SABMiller Holdings, Inc. 1.85% due 1/15/2015(1)	500,000	509,844
Wm. Wrigley Jr. Co. Sr. Sec. Nt. 3.05% due 6/28/2013(1)	150,000	151,780

		2,797,943
Gaming – 0.1%
Seminole Tribe of Florida Sr. Sec. Nt. 5.798% due 10/1/2013(1)	105,000	107,088

		107,088
Government Related – 0.5%
Abu Dhabi National Energy Co. Sr. Nt. 2.50% due 1/12/2018(1)	500,000	505,000
Petrobras International Finance Co. 2.875% due 2/6/2015(2)	500,000	513,048

		1,018,048
Health Insurance – 0.2%
UnitedHealth Group, Inc. Sr. Nt. 4.875% due 4/1/2013	500,000	505,257

		505,257
Healthcare – 1.0%
Covidien International Finance SA 1.35% due 5/29/2015	500,000	506,766
Life Technologies Corp. Sr. Nt. 3.375% due 3/1/2013	550,000	551,659
McKesson Corp. Sr. Nt. 0.95% due 12/4/2015	250,000	250,352
Owens & Minor, Inc. 6.35% due 4/15/2016	625,000	685,534

		1,994,311
Home Construction – 0.3%
MDC Holdings, Inc. 5.375% due 7/1/2015	500,000	537,724

		537,724
Independent Energy – 1.0%
Anadarko Petroleum Corp. Sr. Nt. 5.95% due 9/15/2016	300,000	345,339
Chesapeake Energy Corp. 7.625% due 7/15/2013	350,000	360,500

December 31, 2012	Principal Amount	Value
Independent Energy (continued)
Petrohawk Energy Corp. 7.875% due 6/1/2015	$400,000	$417,654
Quicksilver Resources, Inc. 8.25% due 8/1/2015	300,000	277,500
Woodside Finance Ltd. 5.00% due 11/15/2013(1)	600,000	619,861

		2,020,854
Industrial - Other – 0.2%
URS Corp. Sr. Nt. 3.85% due 4/1/2017(1)	500,000	515,070

		515,070
Insurance - Life – 1.5%
Aegon N.V. Sr. Nt. 4.75% due 6/1/2013	500,000	507,707
American International Group, Inc. Sr. Nt. 3.65% due 1/15/2014	500,000	513,373
Assurant, Inc. Sr. Nt. 5.625% due 2/15/2014	500,000	521,668
Hartford Financial Services Group, Inc. Sr. Nt. 4.625% due 7/15/2013	250,000	254,811
Lincoln National Corp. Sr. Nt. 4.30% due 6/15/2015	500,000	537,867
Metropolitan Life Global Funding I Sr. Sec. Nt. 2.00% due 1/9/2015(1)	500,000	513,491
Prudential Financial, Inc. Sr. Nt. 4.75% due 9/17/2015	300,000	328,844

		3,177,761
Insurance P&C – 0.9%
Aspen Insurance Holdings Ltd. Sr. Nt. 6.00% due 8/15/2014	350,000	372,841
Axis Capital Holdings Ltd. Sr. Nt. 5.75% due 12/1/2014	300,000	321,741
Berkshire Hathaway Finance Corp. 1.50% due 1/10/2014	250,000	252,815
Marsh & McLennan Cos., Inc. Sr. Nt. 4.85% due 2/15/2013	500,000	502,434
Willis Group Holdings PLC 4.125% due 3/15/2016	500,000	533,309

		1,983,140
Lodging – 0.4%
Carnival Corp. 1.875% due 12/15/2017	500,000	500,679
Royal Caribbean Cruises Ltd. Sr. Nt. 7.00% due 6/15/2013	300,000	307,500

		808,179

The accompanying notes are an integral part of these financial statements.	15

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

December 31, 2012	Principal Amount	Value
Media Cable – 0.2%
DISH DBS Corp. 6.625% due 10/1/2014	$300,000	$322,500

		322,500
Media Noncable – 1.1%
NBCUniversal Media LLC Sr. Nt. 2.10% due 4/1/2014	500,000	509,151
News America, Inc. 5.30% due 12/15/2014	500,000	543,436
RR Donnelley & Sons Co. Sr. Nt. 5.50% due 5/15/2015	500,000	516,250
Scholastic Corp. Sr. Nt. 5.00% due 4/15/2013	250,000	250,937
The Interpublic Group of Companies, Inc. Sr. Nt. 6.25% due 11/15/2014	500,000	541,250

		2,361,024
Metals and Mining – 1.4%
Anglo American Capital PLC 2.15% due 9/27/2013(1)	300,000	302,127
ArcelorMittal Sr. Nt. 4.25% due 2/25/2015	500,000	505,031
5.375% due 6/1/2013	250,000	252,510
BHP Billiton Finance USA Ltd. 1.125% due 11/21/2014	300,000	303,618
FMG Resources August 2006 Pty. Ltd. 7.00% due 11/1/2015(1)	500,000	525,000
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 1.40% due 2/13/2015	300,000	299,371
Teck Resources Ltd. 2.50% due 2/1/2018	150,000	153,121
Xstrata Finance Canada Ltd. 1.80% due 10/23/2015(1)	250,000	251,358
2.85% due 11/10/2014(1)	250,000	256,600

		2,848,736
Non Captive Consumer – 0.5%
HSBC Finance Corp. Sr. Nt. 4.75% due 7/15/2013	500,000	510,435
SLM Corp. Sr. Nt. Ser. A 5.00% due 10/1/2013	300,000	307,125
Sr. Nt. 5.00% due 4/15/2015	300,000	316,235

		1,133,795
Non Captive Diversified – 0.9%
Ally Financial, Inc. 3.125% due 1/15/2016	200,000	200,215
4.50% due 2/11/2014	450,000	462,938
CIT Group, Inc. Sr. Nt. 4.75% due 2/15/2015(1)	500,000	520,000

December 31, 2012	Principal Amount	Value
Non Captive Diversified (continued)
General Electric Capital Corp. Sr. Nt. 2.80% due 1/8/2013	$650,000	$650,184

		1,833,337
Oil Field Services – 1.1%
Transocean, Inc. 5.25% due 3/15/2013	550,000	554,829
Weatherford Bermuda 5.15% due 3/15/2013	761,000	767,030
Weatherford International, Inc. 6.35% due 6/15/2017	850,000	972,884

		2,294,743
Paper – 0.3%
Graphic Packaging International, Inc. 9.50% due 6/15/2017	500,000	540,000

		540,000
Pharmaceuticals – 1.3%
AbbVie, Inc. 1.20% due 11/6/2015(1)	750,000	755,011
Amgen, Inc. Sr. Nt. 1.875% due 11/15/2014	500,000	511,335
Gilead Sciences, Inc. Sr. Nt. 2.40% due 12/1/2014	500,000	515,614
Hospira, Inc. Sr. Nt. 6.05% due 3/30/2017	750,000	870,721

		2,652,681
Pipelines – 0.8%
Enterprise Products Operating LLC 1.25% due 8/13/2015	300,000	301,842
8.375% due 8/1/2066(3)	200,000	228,250
Midcontinent Express Pipeline LLC Sr. Nt. 5.45% due 9/15/2014(1)	500,000	523,809
ONEOK Partners LP 2.00% due 10/1/2017	250,000	252,078
Rockies Express Pipeline LLC Sr. Nt. 3.90% due 4/15/2015(1)	300,000	298,500

		1,604,479
Refining – 0.1%
Phillips 66 1.95% due 3/5/2015(1)	300,000	306,101

		306,101
REITs – 2.0%
BioMed Realty LP 3.85% due 4/15/2016	300,000	316,409
CommonWealth REIT Sr. Nt. 6.40% due 2/15/2015	200,000	214,670
ERP Operating LP Sr. Nt. 5.20% due 4/1/2013	600,000	606,274

16	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND VIP SERIES

December 31, 2012	Principal Amount	Value
REITs (continued)
HCP, Inc. Sr. Nt. 5.65% due 12/15/2013	$300,000	$313,797
ProLogis LP 5.625% due 11/15/2015	400,000	441,358
Realty Income Corp. Sr. Nt. 5.375% due 9/15/2017	260,000	299,597
Simon Property Group LP Sr. Nt. 1.50% due 2/1/2018(1)	500,000	497,178
Tanger Properties LP Sr. Nt. 6.15% due 11/15/2015	500,000	567,238
Ventas Realty LP 2.00% due 2/15/2018	500,000	500,323
WEA Finance LLC 5.75% due 9/2/2015(1)	400,000	446,583

		4,203,427
Retailers – 0.3%
Home Depot, Inc. Sr. Nt. 5.25% due 12/16/2013	600,000	627,757

		627,757
Supermarkets – 0.1%
TESCO PLC Sr. Nt. 2.00% due 12/5/2014(1)	200,000	204,372

		204,372
Technology – 1.1%
Agilent Technologies, Inc. Sr. Nt. 2.50% due 7/15/2013	200,000	201,772
Avnet, Inc. Sr. Nt. 6.00% due 9/1/2015	350,000	381,798
Broadcom Corp. Sr. Nt. 1.50% due 11/1/2013	500,000	504,207
Hewlett-Packard Co. Sr. Nt. 2.35% due 3/15/2015	300,000	301,336
Lexmark International, Inc. Sr. Nt. 5.90% due 6/1/2013	350,000	355,520
Maxim Integrated Products, Inc. Sr. Nt. 3.45% due 6/14/2013	250,000	253,221
Pitney Bowes, Inc. Sr. Nt. 3.875% due 6/15/2013	400,000	403,542

		2,401,396
Tobacco – 0.1%
Reynolds American, Inc. 1.05% due 10/30/2015	200,000	199,938

		199,938

December 31, 2012	Principal Amount	Value
Transportation Services – 0.6%
ERAC USA Finance LLC 2.25% due 1/10/2014(1)	$500,000	$505,095
Heathrow Funding Ltd. Sr. Sec Nt. 2.50% due 6/25/2017(1)	300,000	309,857
Ryder System, Inc. Sr. Nt. 3.60% due 3/1/2016	500,000	524,912

		1,339,864
Wireless – 0.3%
America Movil SAB de C.V. 3.625% due 3/30/2015	500,000	530,153

		530,153
Wirelines – 0.7%
British Telecommunications PLC Sr. Nt. 2.00% due 6/22/2015	300,000	308,405
Telecom Italia Capital 5.25% due 11/15/2013	500,000	513,750
Telefonica Emisiones SAU 2.582% due 4/26/2013	700,000	702,450

		1,524,605
Total Corporate Bonds (Cost $70,171,369)		71,204,917

	Principal Amount	Value
Hybrid ARMS – 0.0%
FNMA 2.815% due 8/1/2046(3)	19,619	20,912

Total Hybrid ARMS (Cost $19,784)		20,912

	Principal Amount	Value
Mortgage-Backed Securities – 0.0%
FHLMC 7.00% due 9/1/2038	30,761	35,511

Total Mortgage-Backed Securities (Cost $31,914)		35,511

	Principal Amount	Value
U.S. Agencies – 1.5%
Federal Home Loan Mortgage Corp. 2.00% due 8/25/2016	3,000,000	3,157,308

Total U.S. Agencies (Cost $3,087,881)		3,157,308

The accompanying notes are an integral part of these financial statements.	17

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

December 31, 2012	Principal Amount	Value
U.S. Government Securities – 12.6%
U.S. Treasury Notes
0.25% due 2/15/2015 - 12/15/2015	$12,465,000	$12,436,473
0.375% due 3/15/2015 - 11/15/2015	9,625,000	9,637,122
0.625% due 11/30/2017	2,910,000	2,900,225
0.875% due 11/30/2016	198,000	200,800
1.00% due 8/31/2016	1,124,000	1,145,426

Total U.S. Government Securities (Cost $26,278,198)		26,320,046

	Principal Amount	Value
Municipal Bonds – 0.5%
Illinois St. G.O. 4.511% due 3/1/2015	600,000	637,686
Puerto Rico Comwlth. Govt. Dev. Bk. Sr. Nt. Ser. A 3.448% due 2/1/2015	500,000	496,115

Total Municipal Bonds (Cost $1,124,432)		1,133,801

December 31, 2012	Principal Amount	Value
Repurchase Agreements – 3.4%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/31/2012, maturity value of $7,242,004, due 1/2/2013(5)	$7,242,000	$7,242,000
Total Repurchase Agreements (Cost $7,242,000)		7,242,000
Total Investments - 100.7% (Cost $209,244,061)		210,692,909
Other Liabilities, Net - (0.7)%		(1,528,837)
Total Net Assets - 100.0%		$209,164,072

(1)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2012, the aggregate market value of these securities amounted to $34,245,302, representing 16.4% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Securities are segregated for anticipated collateral requirements.
(3)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2012.
(4)	Maturity is perpetual. Maturity date presented represents the next call date.
(5)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
FHLMC	0.40%	2/27/2014	$7,388,425

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$33,015,501	$—	$33,015,501
Collateralized Mortgage Obligations	—	23,193,175	—	23,193,175
Senior Secured Loans	—	9,540,154	—	9,540,154
Commercial Mortgage-Backed Securities	—	35,829,584	—	35,829,584
Corporate Bonds	—	71,204,917	—	71,204,917
Hybrid ARMS	—	20,912	—	20,912
Mortgage-Backed Securities	—	35,511	—	35,511
U.S. Agencies	—	3,157,308	—	3,157,308
U.S. Government Securities	—	26,320,046	—	26,320,046
Municipal Bonds	—	1,133,801	—	1,133,801
Repurchase Agreements	—	7,242,000	—	7,242,000
Total	$—	$210,692,909	$—	$210,692,909

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS LOW DURATION BOND VIP SERIES

Statement of Assets and Liabilities As of December 31, 2012
Assets
Investments, at value	$210,692,909
Cash and cash equivalents	104,583
Dividends/interest receivable	899,970
Receivable for fund shares subscribed	445,613

Total Assets	212,143,075

Liabilities
Payable for investments purchased	2,844,830
Payable to adviser	79,254
Payable for fund shares redeemed	16,244
Accrued trustees’ fees	1,901
Accrued expenses/other liabilities	36,774

Total Liabilities	2,979,003

Total Net Assets	$209,164,072

Net Assets Consist of:
Paid-in capital	$207,701,075
Accumulated net realized gain from investments	14,149
Net unrealized appreciation on investments	1,448,848

Total Net Assets	$209,164,072

Investments, at Cost	$209,244,061

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	20,008,801
Net Asset Value Per Share	$10.45

Statement of Operations For the Year Ended December 31, 2012
Investment Income
Interest	$4,931,178

Total Investment Income	4,931,178

Expenses
Investment advisory fees	815,319
Custodian fees	70,826
Shareholder reports	49,917
Professional fees	31,598
Administrative service fees	22,193
Trustees’ fees	8,659
Other expenses	8,916

Total Expenses	1,007,428

Less: Custody credits	(44)

Total Expenses, Net	1,007,384

Net Investment Income	3,923,794

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain from investments	76,210
Net change in unrealized appreciation/depreciation on investments	1,406,984

Net Gain on Investments	1,483,194

Net Increase in Net Assets Resulting from Operations	$5,406,988

The accompanying notes are an integral part of these financial statements.	19

FINANCIAL INFORMATION — RS LOW DURATION BOND VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/12	For the Year Ended 12/31/11

Operations
Net investment income	$3,923,794	$3,441,837
Net realized gain from investments	76,210	92,245
Net change in unrealized appreciation/depreciation on investments	1,406,984	(1,136,567)

Net Increase in Net Assets Resulting from Operations	5,406,988	2,397,515

Distributions to Shareholders
Net investment income	(3,940,582)	(3,443,871)
Net realized gain on investments	(83,801)	(76,318)

Total Distributions	(4,024,383)	(3,520,189)

Capital Share Transactions
Proceeds from sales of shares	71,897,985	58,673,331
Reinvestment of distributions	4,024,383	3,520,189
Cost of shares redeemed	(14,459,134)	(19,293,766)

Net Increase in Net Assets Resulting from Capital Share Transactions	61,463,234	42,899,754

Net Increase in Net Assets	62,845,839	41,777,080

Net Assets
Beginning of year	146,318,233	104,541,153

End of year	$209,164,072	$146,318,233

Other Information:
Shares
Sold	6,842,245	5,592,979
Reinvested	385,109	341,103
Redeemed	(1,376,407)	(1,836,665)

Net Increase	5,850,947	4,097,417

20	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

21

FINANCIAL INFORMATION — RS LOW DURATION BOND VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/12	$10.33	$0.20	$0.12	$0.32	$(0.20)	$— [3]	$(0.20)
Year Ended 12/31/11	10.39	0.25	(0.05)	0.20	(0.25)	(0.01)	(0.26)
Year Ended 12/31/10	10.31	0.32	0.15	0.47	(0.32)	(0.07)	(0.39)
Year Ended 12/31/09	9.94	0.27	0.37	0.64	(0.27)	—	(0.27)
Year Ended 12/31/08	9.91	0.32	0.03	0.35	(0.32)	—	(0.32)

22	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS LOW DURATION BOND VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$10.45	3.16%	$209,164	0.56%	0.56%	2.17%	2.17%	66%
10.33	1.91%	146,318	0.57%	0.57%	2.71%	2.71%	58%
10.39	4.57%	104,541	0.58%	0.58%	3.33%	3.33%	103%
10.31	6.38%	70,272	0.62%	0.62%	3.38%	3.38%	335%
9.94	3.56%	33,679	0.68%	0.68%	3.46%	3.46%	136%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

[3]	Rounds to $0.00 per share.

The accompanying notes are an integral part of these financial statements.	23

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES

December 31, 2012

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS Low Duration Bond VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”). Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Fund is responsible for the valuation of portfolio securities. The valuations of debt securities, including bank loans, with more than 60 days to maturity for which quoted bid prices are readily available and considered by management to be representative of the bid side of the market are valued at the bid price by independent pricing services (each, a “Service”). Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available and considered by management to be representative of market value are valued by a Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a Service does not provide a valuation are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own

24

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES

assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2012, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2012, there were no transfers between Level 1 and Level 2.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, loans, state, municipal and provincial obligations, certain foreign equity securities and commercial paper and other short-term securities valued at amortized cost in accordance with Rule 2a-7 under the 1940 Act.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

25

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES

As of December 31, 2012, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2012, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2009 and by state authorities for tax years before 2008.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

e. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations (but not in the Financial Highlights) as a reduction to the Fund’s expenses.

g. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.45%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and review by RS Investments. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

RS Investments has an Expense Reimbursement Agreement in place with GIS with respect to certain funds of the Trust. The Expense Reimbursement Agreement provides that GIS will reimburse RS Investments for certain operating expenses and may make additional payments to mitigate losses incurred by RS Investments.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011, was as follows:

	Ordinary Income	Long-Term Capital Gains
2012	$4,024,383	$—
2011	3,505,384	14,805

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund.

26

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2012, the Fund made the following reclassifications of permanent book and tax basis differences:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$16,788	$(16,788)

The tax basis of distributable earnings as of December 31, 2012 was as follows:

Undistributed Ordinary Income
$19,686

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2012, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2012, was $209,249,599. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2012, aggregated $2,124,121 and $(680,811), respectively, resulting in net unrealized appreciation of $1,443,310.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments) for the year ended December 31, 2012, were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$196,722,116	$106,160,779
Sales	117,384,680	84,249,337

b. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

c. Loans Floating rate loans in which the Fund invest are primarily “senior” loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund’s floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See note (e) regarding below investment grade securities.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

d. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (except pursuant to an applicable exemption). If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the guidelines and procedures

27

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES

adopted by the Trust’s Board of Trustees and are noted, if any, in the Funds’ Schedule of Investments.

e. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market and the economy in general, than higher quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $100 million committed revolving credit facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the year ended December 31, 2012, the Fund did not borrow from the facility.

Note 6. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS Low Duration Bond VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Low Duration Bond VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2013

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements”, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and various sub-advisers (the “Sub-Advisers”) are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 14, 2012, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2012. Before the Board meeting on August 14, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS

Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund. The Independent Trustees took that report into consideration along with the other information presented for their review, but did not regard it as conclusive or determinative.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ advisory fee rate for each Fund compared to peer mutual funds having similar objectives

30

SUPPLEMENTAL INFORMATION (UNAUDITED)

and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the Independent Trustees. In their respective reports, the independent consultant and the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered the supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as averages for competitive peer groups of mutual funds, and the reinvestment by RS Investments in recent and planned hiring of new personnel at various levels.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For RS Partners Fund, which was identified as having expenses at the highest end of the range, the Trustees noted that RS Investments had agreed to additional limitations on the Fund’s total expenses during the past year. For RS Value Fund, which was identified as having expenses at the higher end of the peer group, RS Investments provided additional information with respect to substantial steps taken and certain resources committed recently by the firm to improve the performance of that and other value Funds. The Independent Trustees also noted that RS Investments expects to devote particular attention in the coming year to improving performance for those two Funds and to review the Funds’ relative expense levels with the Trustees in the future in light of that performance. The Trustees agreed to continue to monitor the relevant Funds and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper organization with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted in the reports presented to them that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except as follows: (1) RS Value Fund, which was ranked in the lowest quartile for the one, three and five-year period; and (2) certain other Funds that use a value strategy had lagged their peer funds for the most recent one and three year periods. The Trustees agreed to monitor closely the performance of these Funds. Finally, the Trustees noted that RS Investments had undergone a number of recent changes to executive management, including the hiring of a Chief Investment Officer. Management of RS Investments has assured the Independent Trustees that performance improvement for the Funds with the least favorable relative performance is a high priority for RS Investments in the coming year and that certain initiatives have been undertaken for that purpose.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS

31

SUPPLEMENTAL INFORMATION (UNAUDITED)

Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2011, and for the three months ended March 31, 2012. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. For larger Funds such as the RS Value Fund and RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

The Trustees also noted that the Chief Compliance Officer recited several additional factors in his report:

•	RS Investments has worked with its parent company on the transition to a new Chief Executive Officer and

32

SUPPLEMENTAL INFORMATION (UNAUDITED)

other senior personnel, including the addition of a Chief Investment Officer and Chief Operating Officer. In particular, the new Chief Executive Officer has worked to develop and execute a plan to address coordination between the equity groups and to address performance weaknesses for various Funds.

•

RS Investments has worked to be responsive to concerns raised by the Independent Trustees with respect to the performance of various Funds, including commitments to provide plans for smaller and less successful Funds. Progress in this area is shown by the past liquidation of several small Funds.

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities.

Overall, the Chief Compliance Officer believes RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After reviewing and considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2012.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	34	Envestnet, Inc. (1999–present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	34	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	34	None
Anne M. Goggin, November 1948	Trustee	Since August 2006	Attorney; Chair, Board of Trustees of the Trust (November 2007–September 2012); Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	34	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	34	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007	CEO and Co-Founder of TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999–2005).	34	None

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007–July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006–March 2007).	34	None
Matthew H. Scanlan,*** December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009–December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	34	None
Glen M. Wong, December 1961	Treasurer and Principal Financial and Accounting Officer	Since July 2012	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006–March 2009).	N/A	N/A

35

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers (continued)
Margherita L. DiManni, February 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2012	General Counsel, RS Investments since March 2012; Vice President and Corporate Initiatives Counsel, The Guardian Life Insurance Company of America (joined 1998).	N/A	N/A
John J. Sanders Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments.	N/A	N/A

+	c/o RS Investments, 388 Market Street, 17th floor, San Francisco, CA 94111
++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
+++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.
*	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.
***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

36

2012 Annual Report

All data as of December 31, 2012

RS Variable Products Trust

•	RS High Yield VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2012. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS HIGH YIELD VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our Web site at www.guardianlife.com.

RS High Yield VIP Series Commentary

Highlights

•

The high yield market delivered positive performance in 2012, supported by generally healthy corporate earnings, low default rates, and investor willingness to accept higher risk in return for better returns.

•

RS High Yield VIP Series (the “Fund”) had a positive return for the 12 months ended December 31, 2012, but underperformed its benchmark, the Barclays U.S. Corporate High-Yield Index[1] (the “Index”). The Fund invests primarily in high yield securities.

Market Overview

The markets started out the year on a positive note as yield-hungry investors, optimistic about the U.S. economic outlook, embraced risk in pursuit of higher returns. Investor optimism appeared to fade in the second quarter, however, as uncertainty about Europe and fears of weakening U.S. economic growth led investors to once again seek safety in the Treasury market. Investors regained their confidence and their appetites for risk in the third quarter as central banks on both sides of the Atlantic intervened with additional stimulus measures. Notably, the U.S. Federal Reserve (the “Fed”) announced plans to keep long-term interest rates near zero at least through mid-2015. As a result of investor uncertainty in the second quarter and Fed action in the third, the yield on the 10-year Treasury bond fell to record lows over the summer.

Against this backdrop, investors flooded into the high yield market seeking higher returns and touching off a strong rally that, in our opinion, sometimes had little to do with underlying credit fundamentals. Retail high yield mutual funds experienced heavy inflows of $31.9 billion for the year. Supply in this sector also remained robust. As companies sought to take advantage of historically low borrowing rates, a record $347 billion in new high yield debt was issued in 2012. This issuance allowed companies to refinance almost all the debt that had been due to mature through the end of 2013. Meanwhile, the high yield default rate remained at roughly half of historical levels.

Investor preference for riskier assets moderated somewhat in the fourth quarter, as the focus shifted to the prospect of continued partisan gridlock in

Washington, D.C. Nonetheless, for the year overall, the high yield market, as measured by the Barclays corporate and municipal high yield indexes, outperformed other sectors of the fixed income market.

Fund Performance Overview

The Fund returned 14.57% for the 12 months ended December 31, 2012, compared with a 15.81% return by the Index. The main factor in the Fund’s underperformance was negative sector selection, which outweighed positive security selection.

We positioned the Fund for moderate spread tightening in 2012, as we believed the high yield sector was attractive both on a fundamental basis and compared with other asset classes. Nonetheless, we remained somewhat conservative with respect to the Fund’s positioning, due in part to our view that external factors, such as developments in Europe, could overwhelm more positive fundamentals. We also sought to maintain our investment discipline by avoiding companies whose underlying creditworthiness we viewed as unsatisfactory even though they were benefiting from the sector’s rally.

For the full year, security selection in wireless communications was the leading detractor from the Fund’s relative performance. An underweight in the banking sector also hindered relative performance. The Fund’s largest overweight was in energy, where both sector and security selection hurt relative performance as oil and gas prices fell. Despite the volatility in the energy sector, we remain positive on the longer-term outlook for oil-related investments.

On a positive note, the Fund’s relative performance in 2012 benefited from security selection in gaming and healthcare. As we look ahead to 2013, however, we view healthcare somewhat cautiously given the potential for budget cutbacks in the next round of negotiations over the government debt ceiling.

Outlook

We believe that the outlook for the high yield market remains favorable given the relatively few investment alternatives for yield-seeking investors. We also believe that improved corporate liquidity, positive earnings momentum, and the sharp reduction in the number of bonds due to mature in the next few years should set a

3

RS HIGH YIELD VIP SERIES

positive tone for the high yield market and keep defaults to a minimum even if U.S. economic growth is sluggish. We would note that moderately improving economic growth, together with low inflation, has historically provided a positive backdrop for higher yielding assets. Nonetheless, we believe that returns in high yield may moderate somewhat in 2013, given the current high prices and narrow spreads. We also are monitoring the global economic outlook and developments in Europe. In this environment, we remain committed to our disciplined investment process as we continue to measure each investment’s upside potential against its downside risk.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianlife.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2012.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

4

RS HIGH YIELD VIP SERIES

Characteristics (unaudited)

Total Net Assets: $72,371,917

Bond Quality Allocation[2]

Top Ten Holdings[3]

Holding	Coupon	Maturity Date	% of Total Net Assets
The Neiman Marcus Group, Inc.	4.750%	5/16/2018	1.38%
Exopack LLC	6.500%	5/31/2017	1.36%
Block Communications, Inc.	7.250%	2/1/2020	1.32%
Michael Foods, Inc.	9.750%	7/15/2018	1.15%
Sabra Health Care L.P.	8.125%	11/1/2018	1.06%
Burlington Coat Factory Warehouse Corp.	10.000%	2/15/2019	1.04%
First Data Corp.	8.750%	1/15/2022	1.00%
NBTY, Inc.	9.000%	10/1/2018	0.94%
Sealed Air Corp.	8.125%	9/15/2019	0.93%
CDW LLC	8.500%	4/1/2019	0.90%
Total			11.08%

1	The Barclays U.S. Corporate High-Yield Index is generally considered to be representative of the investable universe of the U.S.-dominated high-yield debt market. The Barclays U.S. Corporate High Yield Index is not available for direct investment. There are no expenses associated with the Index while there are expenses associated with the Fund. Statistical data for the Index is as of December 31, 2012.
2	Source: Moody’s, Standard and Poor’s, Fitch Investors Service.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

5

RS HIGH YIELD VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS High Yield VIP Series	9/13/99	14.57%	10.72%	8.21%	8.11%	6.14%
Barclays U.S. Corporate High-Yield Index[1]		15.81%	11.86%	10.34%	10.62%	7.78%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS High Yield VIP Series and the Barclays U.S. Corporate High-Yield Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian VC High Yield Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianlife.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12-12/31/12	Expense Ratio During Period 7/1/12-12/31/12
Based on Actual Return	$1,000.00	$1,075.40	$4.02	0.77%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,021.27	$3.91	0.77%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS HIGH YIELD VIP SERIES

December 31, 2012	Principal Amount	Value
Corporate Bonds – 88.4%
Aerospace & Defense – 0.5%
Moog, Inc. Sr. Sub. Nt. 7.25% due 6/15/2018	$325,000	$341,656

		341,656
Automotive – 2.5%
American Axle & Manufacturing, Inc. 6.625% due 10/15/2022	200,000	203,000
7.75% due 11/15/2019	70,000	75,950
7.875% due 3/1/2017	400,000	414,000
General Motors Financial Co., Inc. 6.75% due 6/1/2018	360,000	412,986
Schaeffler Finance BV Sr. Sec. Nt. 7.75% due 2/15/2017(1)	130,000	144,300
8.50% due 2/15/2019(1)	250,000	282,500
The Goodyear Tire & Rubber Co. 7.00% due 5/15/2022	250,000	268,125

		1,800,861
Banking – 1.3%
Citigroup, Inc. Jr. Sub. Nt. 5.95% due 1/30/2023(2)(3)	500,000	506,250
Royal Bank of Scotland Group PLC Jr. Sub. Nt. 7.648% due 9/30/2031(2)(3)	200,000	202,000
9.118% due 5/24/2013(3)	200,000	200,000

		908,250
Brokerage – 1.3%
E*Trade Financial Corp. Sr. Nt. 6.00% due 11/15/2017	350,000	357,875
6.375% due 11/15/2019	250,000	256,250
6.75% due 6/1/2016	300,000	315,750

		929,875
Building Materials – 0.9%
Norcraft Cos. L.P. Sec. Nt. 10.50% due 12/15/2015	270,000	272,025
Nortek, Inc. 8.50% due 4/15/2021(1)	330,000	365,475

		637,500
Chemicals – 0.7%
Huntsman International LLC 4.875% due 11/15/2020(1)	500,000	505,625

		505,625
Construction Machinery – 2.8%
Ashtead Capital, Inc. Sec. Nt. 6.50% due 7/15/2022(1)	200,000	217,000
Terex Corp. 6.00% due 5/15/2021	300,000	315,750

December 31, 2012	Principal Amount	Value
Construction Machinery (continued)
6.50% due 4/1/2020	$400,000	$424,000
The Manitowoc Co., Inc. 5.875% due 10/15/2022	500,000	500,000
United Rentals North America, Inc. 6.125% due 6/15/2023	200,000	211,000
UR Financing Escrow Corp. Sec. Nt. 5.75% due 7/15/2018(1)	150,000	161,625
7.625% due 4/15/2022(1)	150,000	167,625

		1,997,000
Consumer Cyclical Services – 0.6%
Live Nation Entertainment, Inc. 7.00% due 9/1/2020(1)	200,000	208,750
The Geo Group, Inc. 6.625% due 2/15/2021	200,000	222,000

		430,750
Consumer Products – 1.3%
NBTY, Inc. 9.00% due 10/1/2018	600,000	678,000
Party City Holdings, Inc. Sr. Nt. 8.875% due 8/1/2020(1)	250,000	268,125

		946,125
Electric – 3.8%
Calpine Corp. Sr. Sec. Nt. 7.50% due 2/15/2021(1)	180,000	198,900
7.875% due 7/31/2020(1)	360,000	404,100
Covanta Holding Corp. Sr. Nt. 6.375% due 10/1/2022	330,000	358,370
DPL, Inc. Sr. Nt. 7.25% due 10/15/2021	460,000	492,200
Mirant Americas Generation LLC Sr. Nt. 8.50% due 10/1/2021	50,000	57,000
NRG Energy, Inc. 6.625% due 3/15/2023(1)	170,000	181,900
8.50% due 6/15/2019	400,000	440,000
The AES Corp. Sr. Nt. 7.375% due 7/1/2021	270,000	299,700
8.00% due 6/1/2020	260,000	299,000

		2,731,170
Entertainment – 1.1%
NAI Entertainment Holdings LLC Sr. Sec. Nt. 8.25% due 12/15/2017(1)	270,000	297,338
WMG Acquisition Corp. Sr. Sec. Nt. 6.00% due 1/15/2021(1)	470,000	495,850

		793,188

8	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD VIP SERIES

December 31, 2012	Principal Amount	Value
Food and Beverage – 1.9%
Aramark Corp. 3.813% due 2/1/2015(2)	$108,000	$107,595
ARAMARK Holdings Corp. Sr. Nt. 8.625% due 5/1/2016(1)(4)	400,000	409,504
Michael Foods, Inc. 9.75% due 7/15/2018	750,000	828,750

		1,345,849
Gaming – 2.8%
Caesar’s Entertainment Operating Co., Inc. 5.625% due 6/1/2015	400,000	350,000
CityCenter Holdings LLC Sr. Sec. Nt. 7.625% due 1/15/2016(1)	200,000	213,500
MGM Resorts International 6.625% due 12/15/2021	200,000	200,000
Pinnacle Entertainment, Inc. 8.75% due 5/15/2020	350,000	378,000
Scientific Games International, Inc.
6.25% due 9/1/2020(1)	350,000	361,375
9.25% due 6/15/2019	480,000	534,000

		2,036,875
Government Related – 0.8%
Citgo Petroleum Corp. Sr. Sec. Nt. 11.50% due 7/1/2017(1)	525,000	606,375

		606,375
Health Insurance – 0.5%
AMERIGROUP Corp. Sr. Nt. 7.50% due 11/15/2019	325,000	390,000

		390,000
Healthcare – 5.5%
Amsurg Corp. 5.625% due 11/30/2020(1)	400,000	416,000
CDRT Holding Corp. Sr. Nt. 9.25% due 10/1/2017(1)(2)(4)	500,000	510,000
DaVita HealthCare Partners, Inc.
5.75% due 8/15/2022	200,000	210,750
6.625% due 11/1/2020	400,000	435,000
HCA, Inc.
Sr. Sec. Nt.
7.875% due 2/15/2020	200,000	222,500
8.50% due 4/15/2019	260,000	289,900
Sec. Nt.
9.875% due 2/15/2017	143,000	151,044
INC Research LLC Sr. Nt. 11.50% due 7/15/2019(1)	320,000	331,200
Kinetic Concepts, Inc. 12.50% due 11/1/2019(1)	300,000	285,375

December 31, 2012	Principal Amount	Value
Healthcare (continued)
Rural/Metro Corp. Sr. Nt. 10.125% due 7/15/2019(1)	$250,000	$240,000
Teleflex, Inc. 6.875% due 6/1/2019	170,000	183,600
Universal Hospital Services, Inc. Sec. Nt. 7.625% due 8/15/2020(1)	300,000	316,125
Vanguard Health Holding Co. II LLC 8.00% due 2/1/2018	400,000	414,000

		4,005,494
Home Construction – 1.6%
Meritage Homes Corp. 7.15% due 4/15/2020	550,000	602,250
Taylor Morrison Communities, Inc. 7.75% due 4/15/2020(1)	550,000	583,000

		1,185,250
Independent Energy – 10.0%
Alta Mesa Holdings 9.625% due 10/15/2018	500,000	515,000
BreitBurn Energy Partners L.P. 7.875% due 4/15/2022(1)	140,000	145,250
Chesapeake Energy Corp. 9.50% due 2/15/2015	400,000	452,000
Clayton Williams Energy, Inc. 7.75% due 4/1/2019	320,000	318,800
Continental Resources, Inc. 8.25% due 10/1/2019	230,000	257,600
Eagle Rock Energy Partners L.P.
8.375% due 6/1/2019	180,000	183,600
8.375% due 6/1/2019(1)	180,000	183,600
Energy XXI Gulf Coast, Inc. 9.25% due 12/15/2017	100,000	114,250
EV Energy Partners L.P. 8.00% due 4/15/2019	360,000	382,050
Halcon Resources Corp. 9.75% due 7/15/2020(1)	330,000	356,400
Harvest Operations Corp. 6.875% due 10/1/2017	500,000	555,000
Kodiak Oil & Gas Corp. 8.125% due 12/1/2019	210,000	231,525
Laredo Petroleum, Inc. 7.375% due 5/1/2022	125,000	135,625
Legacy Reserves L.P. 8.00% due 12/1/2020(1)	330,000	336,600
Linn Energy LLC
6.25% due 11/1/2019(1)	300,000	301,500
6.50% due 5/15/2019	60,000	60,600
7.75% due 2/1/2021	260,000	276,900
Oasis Petroleum, Inc. 6.50% due 11/1/2021	500,000	531,250
OGX Austria GmbH 8.375% due 4/1/2022(1)	330,000	275,550

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS HIGH YIELD VIP SERIES

December 31, 2012	Principal Amount	Value
Independent Energy (continued)
Plains Exploration & Production Co. 6.125% due 6/15/2019	$200,000	$218,000
6.625% due 5/1/2021	370,000	407,462
6.75% due 2/1/2022	100,000	112,250
Samson Investment Co. Sr. Nt. 9.75% due 2/15/2020(1)	170,000	179,775
SandRidge Energy, Inc. 7.50% due 3/15/2021	490,000	524,300
Vanguard Natural Resources LLC 7.875% due 4/1/2020	190,000	198,550

		7,253,437
Industrial - Other – 0.2%
General Cable Corp. 5.75% due 10/1/2022(1)	150,000	155,250

		155,250
Insurance - Life – 0.4%
CNO Financial Group, Inc. Sr. Sec. Nt. 6.375% due 10/1/2020(1)	300,000	312,000

		312,000
Insurance P&C – 0.4%
Onex USI Aquisition Corp. Sr. Nt. 7.75% due 1/15/2021(1)	300,000	295,500

		295,500
Lodging – 0.5%
Royal Caribbean Cruises Ltd. Sr. Nt. 5.25% due 11/15/2022	330,000	348,975

		348,975
Media Cable – 4.3%
Block Communications, Inc. Sr. Nt. 7.25% due 2/1/2020(1)	900,000	956,250
Cablevision Systems Corp. Sr. Nt. 5.875% due 9/15/2022	260,000	260,325
CCO Holdings LLC 5.25% due 9/30/2022	500,000	506,250
6.625% due 1/31/2022	200,000	218,500
7.375% due 6/1/2020	130,000	144,300
7.875% due 4/30/2018	250,000	269,063
CSC Holdings LLC Sr. Nt. 6.75% due 11/15/2021(1)	450,000	498,937
Mediacom LLC Sr. Nt. 9.125% due 8/15/2019	220,000	243,650

		3,097,275
Media Noncable – 6.0%
Hughes Satellite Systems Corp. Sr. Sec. Nt. 6.50% due 6/15/2019	240,000	264,600
7.625% due 6/15/2021	500,000	568,750

December 31, 2012	Principal Amount	Value
Media Noncable (continued)
Intelsat Jackson Holdings S.A. 7.25% due 4/1/2019	$200,000	$215,000
7.25% due 10/15/2020(1)	330,000	358,050
7.50% due 4/1/2021	460,000	507,150
Intelsat Luxembourg S.A. 11.50% due 2/4/2017(4)	300,000	318,750
Sinclair Television Group, Inc. Sr. Nt. 6.125% due 10/1/2022(1)	170,000	180,412
Sirius XM Radio, Inc. Sr. Nt. 5.25% due 8/15/2022(1)	200,000	202,000
Telesat LLC Sr. Nt. 6.00% due 5/15/2017(1)	470,000	493,500
Univision Communications, Inc. Sr. Sec. Nt. 6.75% due 9/15/2022(1)	450,000	464,625
6.875% due 5/15/2019(1)	190,000	197,600
7.875% due 11/1/2020(1)	320,000	346,400
ViaSat, Inc. 6.875% due 6/15/2020	250,000	261,250

		4,378,087
Metals and Mining – 2.0%
FMG Resources August 2006 Pty. Ltd. 7.00% due 11/1/2015(1)	500,000	525,000
GrafTech International Ltd. 6.375% due 11/15/2020(1)	330,000	341,963
Penn Virginia Resource Partners L.P. 8.25% due 4/15/2018	250,000	265,000
Steel Dynamics, Inc. 6.125% due 8/15/2019(1)	330,000	349,800

		1,481,763
Non Captive Diversified – 2.8%
AerCap Aviation Solutions BV 6.375% due 5/30/2017	300,000	315,000
Aircastle Ltd. Sr. Nt. 6.25% due 12/1/2019(1)	250,000	260,625
Ally Financial, Inc. 8.00% due 11/1/2031	300,000	379,875
CIT Group, Inc. Sr. Nt. 5.00% due 5/15/2017	330,000	349,800
5.25% due 3/15/2018	270,000	288,900
5.50% due 2/15/2019(1)	150,000	163,500
International Lease Finance Corp. Sr. Nt. 8.625% due 9/15/2015(2)	250,000	280,937

		2,038,637
Oil Field Services – 1.6%
Drill Rigs Holdings, Inc. Sr. Sec. Nt. 6.50% due 10/1/2017(1)	330,000	328,350

10	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD VIP SERIES

December 31, 2012	Principal Amount	Value
Oil Field Services (continued)
Oil States International, Inc. 5.125% due 1/15/2023(1)	$330,000	$334,537
SESI LLC 7.125% due 12/15/2021	200,000	222,500
Stallion Oilfield Holdings Ltd. Sr. Sec. Nt. 10.50% due 2/15/2015	239,000	253,938

		1,139,325
Packaging – 1.6%
Reynolds Group Issuer, Inc. Sr. Sec. Nt. 5.75% due 10/15/2020(1)	500,000	516,250
Sealed Air Corp. 8.125% due 9/15/2019(1)	600,000	675,000

		1,191,250
Paper – 0.6%
Longview Fibre Paper & Packaging, Inc. Sr. Sec. Nt. 8.00% due 6/1/2016(1)	380,000	399,000

		399,000
Pharmaceuticals – 1.6%
Catalent Pharma Solutions, Inc. 7.875% due 10/15/2018(1)	260,000	261,950
Grifols, Inc. 8.25% due 2/1/2018	200,000	220,250
Jaguar Holding Co. Sr. Nt. 9.50% due 12/1/2019(1)	300,000	340,500
Sky Growth Acquisition Corp. 7.375% due 10/15/2020(1)	330,000	328,350

		1,151,050
Pipelines – 3.6%
Access Midstream Partners L.P. 4.875% due 5/15/2023	180,000	182,700
Atlas Pipeline Partners L.P. 8.75% due 6/15/2018	260,000	276,900
Copano Energy LLC 7.125% due 4/1/2021	500,000	536,875
Crosstex Energy L.P. 7.125% due 6/1/2022(1)	100,000	104,250
Inergy Midstream L.P. 6.00% due 12/15/2020(1)	200,000	206,500
MarkWest Energy Partners L.P. 6.50% due 8/15/2021	400,000	437,000
Regency Energy Partners L.P.
5.50% due 4/15/2023	180,000	192,150
6.50% due 7/15/2021	280,000	306,600
Targa Resources Partners L.P.
5.25% due 5/1/2023(1)	100,000	103,500
6.375% due 8/1/2022(1)	120,000	130,800
6.875% due 2/1/2021	150,000	164,250

		2,641,525

December 31, 2012	Principal Amount	Value
Refining – 1.5%
Calumet Specialty Products Partners L.P. 9.375% due 5/1/2019	$380,000	$412,300
CVR Refining LLC Sec. Nt. 6.50% due 11/1/2022(1)	330,000	328,350
Northern Tier Energy LLC Sr. Sec. Nt. 7.125% due 11/15/2020(1)	330,000	341,550

		1,082,200
REITs – 1.1%
Sabra Health Care L.P. 8.125% due 11/1/2018	720,000	767,700

		767,700
Retailers – 3.7%
99 Cents Only Stores 11.00% due 12/15/2019	500,000	570,000
Burlington Coat Factory Warehouse Corp. 10.00% due 2/15/2019	700,000	756,000
CDR DB Sub, Inc. Sr. Nt. 7.75% due 10/15/2020(1)	500,000	498,750
The Pantry, Inc. 8.375% due 8/1/2020(1)	250,000	261,250
YCC Holdings LLC Sr. Nt. 10.25% due 2/15/2016(4)	540,000	557,604

		2,643,604
Supermarkets – 1.5%
Tops Holding Corp.
Sr. Sec. Nt.
8.875% due 12/15/2017(1)	600,000	622,500
10.125% due 10/15/2015	470,000	495,850

		1,118,350
Technology – 5.1%
Amkor Technology, Inc. Sr. Nt. 7.375% due 5/1/2018	50,000	51,750
Avaya, Inc. 10.125% due 11/1/2015	270,000	241,650
CDW LLC 8.50% due 4/1/2019	600,000	649,500
DuPont Fabros Technology L.P. 8.50% due 12/15/2017	380,000	415,150
First Data Corp. Sec. Nt. 8.75% due 1/15/2022(1)(4)	706,000	721,885
10.55% due 9/24/2015	400,000	409,500
12.625% due 1/15/2021	100,000	105,250
Infor U.S., Inc. 11.50% due 7/15/2018	420,000	491,400
Sanmina Corp. 7.00% due 5/15/2019(1)	280,000	285,600
SunGard Data Systems, Inc. 6.625% due 11/1/2019(1)	330,000	337,425

		3,709,110

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — RS HIGH YIELD VIP SERIES

December 31, 2012	Principal Amount	Value
Transportation Services – 1.5%
Avis Budget Car Rental LLC
9.625% due 3/15/2018	$350,000	$390,250
9.75% due 3/15/2020	300,000	346,500
Hertz Corp. 7.50% due 10/15/2018	300,000	331,500

		1,068,250
Utility – 0.6%
Niska Gas Storage US LLC 8.875% due 3/15/2018	440,000	452,100

		452,100
Wireless – 6.4%
Clearwire Communications LLC Sr. Sec. Nt. 12.00% due 12/1/2015(1)	500,000	537,500
Cricket Communications, Inc. 7.75% due 10/15/2020	330,000	336,600
Crown Castle International Corp. Sr. Nt. 5.25% due 1/15/2023(1)	370,000	395,900
Digicel Group Ltd. Sr. Nt. 8.25% due 9/30/2020(1)	250,000	275,000
Digicel Ltd. Sr. Nt. 8.25% due 9/1/2017(1)	360,000	385,200
MetroPCS Wireless, Inc. 7.875% due 9/1/2018	250,000	270,625
NII Capital Corp. 8.875% due 12/15/2019	390,000	310,050
SBA Telecommunications, Inc. 5.75% due 7/15/2020(1)	330,000	350,625
Sprint Nextel Corp. Sr. Nt. 6.00% due 12/1/2016 - 11/15/2022	1,030,000	1,090,125
7.00% due 3/1/2020(1)	100,000	116,250
9.00% due 11/15/2018(1)	325,000	401,375
Trilogy International Partners LLC Sr. Sec. Nt. 10.25% due 8/15/2016(1)	180,000	158,400

		4,627,650
Wirelines – 1.5%
Frontier Communications Corp. Sr. Nt. 8.125% due 10/1/2018	460,000	529,000
8.25% due 4/15/2017	220,000	254,100
Windstream Corp. 7.875% due 11/1/2017	240,000	270,000

		1,053,100
Total Corporate Bonds (Cost $60,296,505)		63,996,981

December 31, 2012	Principal Amount	Value
Senior Secured Loans – 3.5%
Gaming – 0.7%
Harrah’s Prop Co. Mezzanine Term Loan 3.21% due 2/13/2013(2)	$600,000	$532,200

		532,200
Packaging – 1.4%
Exopack LLC Term Loan 6.50% due 5/31/2017(2)	985,000	985,000

		985,000
Retailers – 1.4%
The Neiman Marcus Group, Inc. Extended Term Loan 4.75% due 5/16/2018(2)	1,000,000	1,000,250

		1,000,250
Total Senior Secured Loans (Cost $2,568,905)		2,517,450

	Shares	Value
Preferred Stocks – 0.7%
Financial - Banks – 0.7%
Regions Financial Corp. 6.375% due 12/15/2017(3)	20,000	494,200

		494,200
Total Preferred Stocks (Cost $500,000)		494,200

	Principal Amount	Value
Repurchase Agreements – 5.9%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/31/2012, maturity value of $4,266,002, due 1/2/2013(5)	$4,266,000	4,266,000

Total Repurchase Agreements (Cost $4,266,000)		4,266,000
Total Investments – 98.5% (Cost $67,631,410)		71,274,631
Other Assets, Net – 1.5%		1,097,286
Total Net Assets – 100.0%		$72,371,917

(1)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2012, the aggregate market value of these securities amounted to $25,798,201, representing 35.6% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate security. The rate shown is the rate in effect at December 31, 2012.

12	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD VIP SERIES

(3)	Maturity is perpetual. Maturity date presented represents the next call date.
(4)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(5)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
FHLMC	2.00%	1/30/2023	$4,352,551

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$63,996,981	$—	$63,996,981
Senior Secured Loans	—	2,517,450	—	2,517,450
Preferred Stocks	494,200	—	—	494,200
Repurchase Agreements	—	4,266,000	—	4,266,000
Total	$494,200	$70,780,431	$—	$71,274,631

The accompanying notes are an integral part of these financial statements.	13

FINANCIAL INFORMATION — RS HIGH YIELD VIP SERIES

Statement of Assets and Liabilities As of December 31, 2012
Assets
Investments, at value	$71,274,631
Cash and cash equivalents	20,312
Interest receivable	1,105,903
Receivable for fund shares subscribed	63,642

Total Assets	72,464,488

Liabilities
Payable to adviser	36,767
Payable for fund shares redeemed	23,709
Accrued trustees’ fees	717
Accrued expenses/other liabilities	31,378

Total Liabilities	92,571

Total Net Assets	$72,371,917

Net Assets Consist of:
Paid-in capital	$72,247,968
Accumulated net realized loss from investments	(3,519,272)
Net unrealized appreciation on investments	3,643,221

Total Net Assets	$72,371,917

Investments, at Cost	$67,631,410

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	9,390,395
Net Asset Value Per Share	$7.71

Statement of Operations For the Year Ended December 31, 2012
Investment Income
Interest	$5,178,393
Dividends	4,273

Total Investment Income	5,182,666

Expenses
Investment advisory fees	424,809
Custodian fees	44,062
Shareholder reports	27,623
Professional fees	23,968
Administrative service fees	8,817
Trustees’ fees	3,423
Other expenses	3,733

Total Expenses	536,435

Less: Custody credits	(18)

Total Expenses, Net	536,417

Net Investment Income	4,646,249

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain from investments	1,099,040
Net change in unrealized appreciation/depreciation on investments	3,868,492

Net Gain on Investments	4,967,532

Net Increase in Net Assets Resulting from Operations	$9,613,781

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION – RS HIGH YIELD VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/12	For the Year Ended 12/31/11

Operations
Net investment income	$4,646,249	$5,366,466
Net realized gain from investments	1,099,040	2,374,238
Net change in unrealized appreciation/depreciation on investments	3,868,492	(4,537,277)

Net Increase in Net Assets Resulting from Operations	9,613,781	3,203,427

Distributions to Shareholders
Net investment income	(4,668,025)	(5,392,869)

Total Distributions	(4,668,025)	(5,392,869)

Capital Share Transactions
Proceeds from sales of shares	6,457,501	10,062,588
Reinvestment of distributions	4,668,025	5,392,869
Cost of shares redeemed	(11,153,976)	(24,889,219)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(28,450)	(9,433,762)

Net Increase/(Decrease) in Net Assets	4,917,306	(11,623,204)

Net Assets
Beginning of year	67,454,611	79,077,815

End of year	$72,371,917	$67,454,611

Other Information:
Shares
Sold	843,605	1,317,521
Reinvested	607,025	760,630
Redeemed	(1,448,463)	(3,220,861)

Net Increase/(Decrease)	2,167	(1,142,710)

The accompanying notes are an integral part of these financial statements.	15

FINANCIAL INFORMATION — RS HIGH YIELD VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/12	$7.19	$0.53	$0.52	$1.05	$(0.53)	$—	$(0.53)
Year Ended 12/31/11	7.51	0.63	(0.32)	0.31	(0.63)	—	(0.63)
Year Ended 12/31/10	7.20	0.67	0.31	0.98	(0.67)	—	(0.67)
Year Ended 12/31/09	5.59	0.53	1.60	2.13	(0.52)	—	(0.52)
Year Ended 12/31/08	7.90	0.63	(2.31)	(1.68)	(0.63)	—	(0.63)

16	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS HIGH YIELD VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$7.71	14.57%	$72,372	0.76%	0.76%	6.56%	6.56%	91%
7.19	4.19%	67,455	0.74%	0.74%	7.22%	7.22%	92%
7.51	13.72%	79,078	0.74%	0.74%	7.85%	7.85%	99%
7.20	38.10%	83,114	0.75%	0.75%	8.39%	8.39%	59%
5.59	(20.83)%	47,250	0.76%	0.77%	8.50%	8.49%	69%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	17

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD VIP SERIES

December 31, 2012

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS High Yield VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”). Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Fund is responsible for the valuation of portfolio securities. The valuations of debt securities, including bank loans, with more than 60 days to maturity for which quoted bid prices are readily available and considered by management to be representative of the bid side of the market are valued at the bid price by independent pricing services (each, a “Service”). Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available and considered by management to be representative of market value are valued by a Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a Service does not provide a valuation are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources

18

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD VIP SERIES

independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2012, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2012, there were no transfers between Level 1 and Level 2.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, loans, state, municipal and provincial obligations, certain foreign equity securities and commercial paper and other short-term securities valued at amortized cost in accordance with Rule 2a-7 under the 1940 Act.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

19

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD VIP SERIES

As of December 31, 2012, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2012, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2009 and by state authorities for tax years before 2008.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

e. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations (but not in the Financial Highlights) as a reduction to the Fund’s expenses.

g. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.60%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and review by RS Investments. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

RS Investments has an Expense Reimbursement Agreement in place with GIS with respect to certain funds of the Trust. The Expense Reimbursement Agreement provides that GIS will reimburse RS Investments for certain operating expenses and may make additional payments to mitigate losses incurred by RS Investments.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011, was as follows:

Ordinary Income
2012	$4,668,025
2011	5,392,869

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These

20

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD VIP SERIES

differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2012, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in Capital	Undistributed Net Investment Income
$(21,776)	$21,776

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2012, the Fund utilized $713,489 of capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2012 were as follows:

Expiring	Amount
2016	$1,289,718
2017	2,229,558

Total	$3,519,276

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2012, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2012, was $67,631,410. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2012, aggregated $3,924,504 and $(281,283), respectively, resulting in net unrealized appreciation $3,643,221.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $64,268,715 and $60,542,945, respectively, for the year ended December 31, 2012.

b. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

c. Loans Floating rate loans in which the Fund invest are primarily “senior” loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund’s floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See note (f) regarding below investment grade securities.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

d. Payment In-Kind Securities The Fund may invest in payment in-kind securities. Payment in-kind securities give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds.

21

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD VIP SERIES

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (except pursuant to an applicable exemption). If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Funds’ Schedule of Investments.

f. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market and the economy in general, than higher quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $100 million committed revolving credit facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the year ended December 31, 2012, the Fund did not borrow from the facility.

Note 6. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of: RS High Yield VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position RS High Yield VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2013

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements”, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and various sub-advisers (the “Sub-Advisers”) are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 14, 2012, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2012. Before the Board meeting on August 14, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS

Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund. The Independent Trustees took that report into consideration along with the other information presented for their review, but did not regard it as conclusive or determinative.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ advisory fee rate for each Fund compared to peer mutual funds having similar objectives

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the Independent Trustees. In their respective reports, the independent consultant and the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered the supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as averages for competitive peer groups of mutual funds, and the reinvestment by RS Investments in recent and planned hiring of new personnel at various levels.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For RS Partners Fund, which was identified as having expenses at the highest end of the range, the Trustees noted that RS Investments had agreed to additional limitations on the Fund’s total expenses during the past year. For RS Value Fund, which was identified as having expenses at the higher end of the peer group, RS Investments provided additional information with respect to substantial steps taken and certain resources committed recently by the firm to improve the performance of that and other value Funds. The Independent Trustees also noted that RS Investments expects to devote particular attention in the coming year to improving performance for those two Funds and to review the Funds’ relative expense levels with the Trustees in the future in light of that performance. The Trustees agreed to continue to monitor the relevant Funds and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper organization with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted in the reports presented to them that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except as follows: (1) RS Value Fund, which was ranked in the lowest quartile for the one, three and five-year period; and (2) certain other Funds that use a value strategy had lagged their peer funds for the most recent one and three year periods. The Trustees agreed to monitor closely the performance of these Funds. Finally, the Trustees noted that RS Investments had undergone a number of recent changes to executive management, including the hiring of a Chief Investment Officer. Management of RS Investments has assured the Independent Trustees that performance improvement for the Funds with the least favorable relative performance is a high priority for RS Investments in the coming year and that certain initiatives have been undertaken for that purpose.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2011, and for the three months ended March 31, 2012. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. For larger Funds such as the RS Value Fund and RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

The Trustees also noted that the Chief Compliance Officer recited several additional factors in his report:

•	RS Investments has worked with its parent company on the transition to a new Chief Executive Officer and

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

other senior personnel, including the addition of a Chief Investment Officer and Chief Operating Officer. In particular, the new Chief Executive Officer has worked to develop and execute a plan to address coordination between the equity groups and to address performance weaknesses for various Funds.

•

RS Investments has worked to be responsive to concerns raised by the Independent Trustees with respect to the performance of various Funds, including commitments to provide plans for smaller and less successful Funds. Progress in this area is shown by the past liquidation of several small Funds.

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities.

Overall, the Chief Compliance Officer believes RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After reviewing and considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2012.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	34	Envestnet, Inc. (1999–present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	34	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	34	None
Anne M. Goggin, November 1948	Trustee	Since August 2006	Attorney; Chair, Board of Trustees of the Trust (November 2007–September 2012); Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	34	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	34	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007	CEO and Co-Founder of TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999–2005).	34	None

28

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007–July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006–March 2007).	34	None
Matthew H. Scanlan,*** December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009–December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	34	None
Glen M. Wong, December 1961	Treasurer and Principal Financial and Accounting Officer	Since July 2012	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006–March 2009).	N/A	N/A

29

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers (continued)
Margherita L. DiManni, February 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2012	General Counsel, RS Investments since March 2012; Vice President and Corporate Initiatives Counsel, The Guardian Life Insurance Company of America (joined 1998).	N/A	N/A
John J. Sanders Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments.	N/A	N/A

+	c/o RS Investments, 388 Market Street, 17th floor, San Francisco, CA 94111
++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
+++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.
*	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.
***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

30

2012 Annual Report

All data as of December 31, 2012

RS Variable Products Trust

•	RS Money Market VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2012. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS MONEY MARKET VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our Web site at www.guardianlife.com.

RS Money Market VIP Series Commentary

Highlights

•

Financial markets remained volatile as concerns about the European debt crisis and fiscal policy negotiations in Washington, D.C., at times overshadowed signs of modest improvement in the U.S. economy.

•	RS Money Market VIP Series (the “Fund”) returned 0.01% for the 12 months ended December 31, 2012, underperforming its benchmark, the Barclays U.S. Treasury Bellwethers (3 Month) Index[1] (the “Index”).

Market Overview

The markets started out the year on a positive note as yield-hungry investors, optimistic about the U.S. economic outlook, embraced risk in pursuit of higher returns. Investor optimism appeared to fade in the second quarter, however, as uncertainty about Europe and fears of weakening U.S. economic growth led investors to once again seek safety in the Treasury market. Against this backdrop, liquidity and funding in money market funds deteriorated as many money managers increased cash positions and shunned commercial paper issues, which they deemed less creditworthy. Investors took a more confident approach in the third and fourth quarters, as central banks on both sides of the Atlantic intervened with additional stimulus measures. As a result of investor uncertainty in the second quarter and subsequent actions by the U.S. Federal Reserve (the “Fed”), the yield on the 10-year Treasury bond fell to record lows over the summer. Notably, the Fed announced plans to keep long-term interest rates near zero at least through mid-2015. While liquidity and funding in money market funds improved in the second half of the year, the Fed’s accommodative monetary policy remained a factor for money market investors in 2012. In particular, the Fed’s stated federal funds rate target range of zero to 0.25% continued to reduce available returns for money market funds, as proceeds from maturing investments were reinvested at rates that were among the lowest ever recorded.

Fund Performance Overview

The Fund returned 0.01% for the 12 months ended December 31, 2012, compared with a 0.12% return for the Index.

The Fund holds the majority of its assets in high grade Tier One commercial paper of either financial or industrial issuers. In 2012, the Fund remained overweight relative to the Index in high-quality industrial investments. The Fund also added holdings in high-quality insurance and finance investments. It maintained positions in high-grade taxable municipal paper and floating rate taxable municipal bonds, as we believed that they were offering attractive rates. We also increased the Fund’s exposure to U.S. Treasury bills and U.S. Agency repurchase agreements. The Fund did not have any exposure to commercial paper issued by European banks or European certificates of deposit as of December 31, 2012.

As of December 31, 2012, the effective 7-day yield2 for the Fund was 0.01%, with the effect of an expense limitation and yield maintenance. The effective 7-day annualized yield of Tier One money market funds, as measured by iMoneyNet, Inc. was 0.01%.3

Outlook

We expect modest U.S. economic growth in 2013, but we believe that fiscal issues, including the debt ceiling negotiations and longer term deficit and debt stability issues, may contribute to near-term economic and market volatility. However, we believe the risk of a sustained economic downturn remains low, and the Fed has indicated its intention to protect the economy from systemic risks while keeping interest rates near zero into 2015. As we look ahead, we expect to focus on issuers that we believe can weather a less certain economic environment. We also will seek to adhere to our disciplined research and investment process as we strive to understand both evolving economic conditions and the fundamentals of each investment we make.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianlife.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2012.

RS Money Market VIP Series is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per unit, it is possible to lose money by investing in the Fund.

3

RS MONEY MARKET VIP SERIES

Characteristics (unaudited)

Total Net Assets: $144,916,536

Portfolio Statistics		Sector Allocation
Average Maturity (Days)	25
Current 7-Day Yield[2]
With the effect of expense limitation and yield maintenance	0.01%
Without the effect of expense limitation and yield maintenance	-0.43%
Effective 7-Day Yield[2]
With the effect of expense limitation and yield maintenance	0.01%
Without the effect of expense limitation and yield maintenance	-0.43%

Top Ten Holdings[4]

Holding	Discount/ Coupon	Maturity Date	% of Total Net Assets
Connecticut St. Housing Fin. Auth.	0.190%	1/3/2013	4.36%
U.S. Treasury Bills	0.026%	1/24/2013	3.45%
U.S. Treasury Bills	0.148%	2/7/2013	3.45%
Johnson & Johnson	0.010%	1/4/2013	2.07%
General Electric Capital Corp.	0.010%	1/11/2013	2.07%
U.S. Treasury Bills	0.059%	1/3/2013	2.07%
The Charles Schwab Corp.	0.190%	1/2/2013	2.07%
International Business Machines Corp.	0.070%	1/4/2013	2.07%
Cargill Global Funding	0.140%	1/4/2013	2.07%
Danaher Corp.	0.150%	1/4/2013	2.07%
Total			25.75%

1	The Barclays U.S. Treasury Bellwethers (3 Month) Index is generally considered to be representative of the average yield of three-month Treasury Bills. The Barclays U.S. Treasury Bellwethers (3 Month) Index is an unmanaged index that is not available for direct investment, and there are no expenses associated with the Index, while there are expenses associated with the Fund. Statistical data for the Index is as of December 31, 2012.
2	Annualized historical yields for the 7-day period ended December 31, 2012. Effective yield assumes reinvested income. Yields will vary. Figures cited represent yield for Class A shares.
3	iMoneyNet report as of December 31, 2012. (iMoneyNet, Inc.—formerly IBC Financial Data, Inc.— is a research firm that tracks money market funds.)
4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

4

RS MONEY MARKET VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Money Market VIP Series	12/29/81	0.01%	0.02%	0.43%	1.54%	4.62%
Barclays U.S. Treasury Bellwethers (3 Month) Index[1]		0.12%	0.13%	0.57%	1.82%	4.81%

Please refer to the preceding page for the 7-day yield quotation which more closely reflects the current earnings of the RS Money Market VIP Series than the total return quotations.

Since inception performance for the index is measured from 11/30/1981, the month end prior to the Fund’s commencement of operations.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Cash Fund, Inc.; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Gross fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianlife.com.

5

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12-12/31/12	Expense Ratio During Period 7/1/12-12/31/12
Based on Actual Return	$1,000.00	$1,000.10	$0.55	0.11%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,024.58	$0.56	0.11%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

SCHEDULE OF INVESTMENTS — RS MONEY MARKET VIP SERIES

December 31, 2012	Principal Amount	Value
Commercial Paper – 57.5%
Agricultural – 2.1%
Cargill Global Funding 0.14% due 1/4/2013(1)	$3,000,000	$2,999,965

		2,999,965
Chemicals – 4.1%
Air Products & Chemicals, Inc. 0.13% due 1/15/2013(1)	3,000,000	2,999,848
Praxair, Inc. 0.09% due 1/8/2013	3,000,000	2,999,948

		5,999,796
Computers – 2.1%
International Business Machines Corp. 0.07% due 1/4/2013(1)	3,000,000	2,999,983

		2,999,983
Conglomerates – 2.1%
General Electric Capital Corp. 0.01% due 1/11/2013	3,000,000	2,999,992

		2,999,992
Diversified Financial Services – 2.1%
The Charles Schwab Corp. 0.19% due 1/2/2013(1)	3,000,000	2,999,984

		2,999,984
Diversified Manufacturing – 2.1%
Danaher Corp. 0.15% due 1/4/2013(1)	3,000,000	2,999,963

		2,999,963
Electric – 2.0%
Emerson Electric Co. 0.15% due 2/26/2013(1)	3,000,000	2,999,300

		2,999,300
Entertainment – 1.4%
The Walt Disney Co. 0.12% due 2/4/2013(1)	2,000,000	1,999,773

		1,999,773
Food and Beverage – 5.5%
Nestle Capital Corp. 0.04% due 1/15/2013(1)	3,000,000	2,999,953
Pepsico, Inc. 0.07% due 1/10/2013(1)	2,000,000	1,999,965
The Coca-Cola Co. 0.15% due 1/14/2013(1)	3,000,000	2,999,838

		7,999,756
Household Products - Wares – 1.7%
Proctor & Gamble Co.
0.15% due 3/4/2013(1)	1,000,000	999,742
0.16% due 2/22/2013(1)	1,500,000	1,499,653

		2,499,395
Insurance - Life – 3.4%
Massachusetts Mutual Life Insurance Co. 0.16% due 1/11/2013(1)	2,000,000	1,999,911
The Travelers Companies, Inc. 0.07% due 1/18/2013(1)	3,000,000	2,999,901

		4,999,812

December 31, 2012	Principal Amount	Value
Internet – 2.1%
Google, Inc. 0.09% due 1/17/2013(1)	$3,000,000	$2,999,880

		2,999,880
Oil & Gas Services – 4.1%
Baker Hughes, Inc. 0.16% due 1/16/2013 - 3/11/2013(1)	2,900,000	2,899,446
Koch Resources LLC 0.11% due 1/8/2013(1)	3,000,000	2,999,936

		5,899,382
Oil - Integrated – 2.1%
Chevron Corp.
0.10% due 1/10/2013(1)	2,000,000	1,999,950
0.11% due 1/25/2013(1)	1,000,000	999,927

		2,999,877
Pharmaceuticals – 10.3%
Astrazeneca PLC 0.15% due 1/31/2013(1)	3,000,000	2,999,625
Johnson & Johnson 0.01% due 1/4/2013(1)	3,000,000	2,999,998
Medtronic, Inc. 0.14% due 1/25/2013(1)	3,000,000	2,999,720
Merck & Co., Inc. 0.10% due 1/31/2013(1)	3,000,000	2,999,750
Pfizer, Inc. 0.08% due 1/11/2013(1)	3,000,000	2,999,933

		14,999,026
Refining – 2.1%
Motiva Enterprises LLC 0.18% due 1/4/2013	3,000,000	2,999,955

		2,999,955
Retailers – 2.0%
Wal-Mart Stores, Inc. 0.10% due 1/22/2013(1)	3,000,000	2,999,825

		2,999,825
Tobacco – 2.0%
Philip Morris International, Inc. 0.14% due 2/1/2013(1)	3,000,000	2,999,638

		2,999,638
Transportation – 2.1%
NetJets, Inc. 0.10% due 1/15/2013(1)	3,000,000	2,999,883

		2,999,883
Utilities - Electric & Water – 2.1%
National Rural Utilities Cooperative Finance Corp. 0.14% due 1/11/2013	3,000,000	2,999,883

		2,999,883
Total Commercial Paper (Cost $83,395,068)		83,395,068

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — RS MONEY MARKET VIP SERIES

December 31, 2012	Principal Amount	Value
Municipal Securities – 6.2%
Connecticut – 4.4%
Connecticut St. Housing Fin. Auth. Ser. B-4 0.19% due 1/3/2013(2)(3)	$6,325,000	$6,325,000

		6,325,000
Iowa – 1.8%
Iowa Fin. Auth. Single Family Mtg. Rev. Mtg. Bkd. Secs. Prog. Ser. C 0.18% due 1/3/2013(2)(4)	2,605,000	2,605,000

		2,605,000
Total Municipal Securities (Cost $8,930,000)		8,930,000

	Principal Amount	Value
U.S. Government Securities – 21.4%
U.S. Treasury Bills
0.026% due 1/24/2013	5,000,000	4,999,917
0.059% due 1/3/2013	3,000,000	2,999,990
0.085% due 3/14/2013	3,000,000	2,999,490
0.086% due 3/21/2013	3,000,000	2,999,434
0.096% due 1/17/2013	3,000,000	2,999,872
0.135% due 4/4/2013	3,000,000	2,998,954
0.145% due 5/2/2013 - 6/27/2013	6,000,000	5,996,399
0.148% due 2/7/2013	5,000,000	4,999,239

Total U.S. Government Securities (Cost $30,993,295)		30,993,295

December 31, 2012	Principal Amount	Value
Repurchase Agreements – 14.8%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/31/2012, maturity value of $21,481,012, due 1/2/2013(5)	$21,481,000	$21,481,000

Total Repurchase Agreements (Cost $21,481,000)		21,481,000
Total Investments - 99.9% (Cost $144,799,363)		144,799,363
Other Assets, Net - 0.1%		117,173
Total Net Assets - 100.0%		$144,916,536

(1)

Security issued in an exempt transaction without registration under the Securities Act of 1933. At December 31, 2012, the aggregate market value of these securities amounted to $71,395,290, representing 49.3% of the net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund's liquidity procedures approved by the Board of Trustees.

(2)	Variable rate demand note. The rate shown is the rate in effect at December 31, 2012.
(3)	Issue supported by a standby purchase agreement with Helabe Landesbank Hessen-Thuringen.
(4)	Issue supported by a standby purchase agreement with Federal Home Loan Bank.
(5)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
FHLMC	2.00%	1/30/2023	$21,911,813

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Commercial Paper	$—	$83,395,068	$—	$83,395,068
Municipal Securities	—	8,930,000	—	8,930,000
U.S. Government Securities	—	30,993,295	—	30,993,295
Repurchase Agreements	—	21,481,000	—	21,481,000
Total	$—	$144,799,363	$—	$144,799,363

The Fund’s end of the month schedule of investments is available at www.guardianinvestor.com on the fifth business day following the end of each month. Also available on the website is a link to the Securities Exchange Commission’s website to view the Fund’s monthly Form N-MFP filings which are posted by the sixtieth day after the end of each month.

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS MONEY MARKET VIP SERIES

Statement of Assets and Liabilities As of December 31, 2012
Assets
Investments, at value	$123,318,363
Repurchase agreements	21,481,000
Cash and cash equivalents	55
Receivable for fund shares subscribed	353,675
Due from distributor	52,894
Interest receivable	2,088

Total Assets	145,208,075

Liabilities
Payable for fund shares redeemed	207,180
Payable to adviser	55,072
Accrued trustees' fees	1,527
Accrued expenses/other liabilities	27,760

Total Liabilities	291,539

Total Net Assets	$144,916,536

Net Assets Consist of:
Paid-in capital	$144,940,746
Accumulated net realized loss from investments	(24,210)

Total Net Assets	$144,916,536

Investments, at Cost	$144,799,363

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	144,954,629
Net Asset Value Per Share	$1.00

Statement of Operations For the Year Ended December 31, 2012
Investment Income
Interest	$181,350

Total Investment Income	181,350

Expenses
Investment advisory fees	696,151
Shareholder reports	32,404
Professional fees	28,192
Custodian fees	27,530
Administrative service fees	19,065
Trustees' fees	7,532
Other expenses	5,944

Total Expenses	816,818

Less: Expense reimbursement by distributor	(650,981)

Total Expenses, Net	165,837

Net Investment Income and Net Increase in Net Assets Resulting from Operations	$15,513

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — RS MONEY MARKET VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/12	For the Year Ended 12/31/11

Operations
Net investment income	$15,513	$21,478

Net Increase in Net Assets Resulting from Operations	15,513	21,478

Distributions to Shareholders
Net investment income	(16,665)	(50,952)

Total Distributions	(16,665)	(50,952)

Capital Share Transactions
Proceeds from sales of shares	66,006,876	92,623,193
Reinvestment of distributions	16,668	50,955
Cost of shares redeemed	(86,273,759)	(93,276,098)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(20,250,215)	(601,950)

Net Decrease in Net Assets	(20,251,367)	(631,424)

Net Assets
Beginning of year	165,167,903	165,799,327

End of year	$144,916,536	$165,167,903

Accumulated Undistributed Net Investment Income Included in Net Assets	$—	$1,135

Other Information:
Shares
Sold	66,006,876	92,623,193
Reinvested	16,668	50,955
Redeemed	(86,273,759)	(93,276,098)

Net Decrease	(20,250,215)	(601,950)

10	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

11

FINANCIAL INFORMATION — RS MONEY MARKET VIP SERIES

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)		Total Operations		Distributions From Net Investment Income		Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/12	$1.00	$—	[4]	$—		$—	[4]	$—	[4]	$—	$—	[4]
Year Ended 12/31/11	1.00	—	[4]	—		—	[4]	—	[4]	—	—	[4]
Year Ended 12/31/10	1.00	—	[4]	—	[4]	—	[4]	—	[4]	—	—	[4]
Year Ended 12/31/09	1.00	—	[4]	—		—	[4]	—	[4]	—	—	[4]
Year Ended 12/31/08[3]	1.00	0.02		—		0.02		(0.02)		—	(0.02)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS MONEY MARKET VIP SERIES

Net Asset Value, End of Period	Total Return[1]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]		Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets
$1.00	0.01%		$144,917	0.11%	[6]	0.53%	0.01%	[6]	(0.41)%
1.00	0.03%		165,168	0.13%	[6]	0.53%	0.01%	[6]	(0.39)%
1.00	0.02%		165,799	0.20%	[6]	0.52%	0.02%	[6]	(0.30)%
1.00	0.06%		214,475	0.38%	[6]	0.54%	0.06%	[6]	(0.10)%
1.00	2.03%	[5]	289,173	0.51%		0.52%	2.00%		1.99%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

[3]	On December 23, 2008, Class I Shares split on a 10-for-1 basis. The net assets values and other per-share information have been restated to reflect the stock split.

[4]	Rounds to $0.00 per share.

[5]	Without the effect of the voluntary contribution by the distributor, total return would have been 1.98%.

[6]	Includes additional subsidies to maintain a minimum yield threshold (See Note 2a).

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — RS MONEY MARKET VIP SERIES

December 31, 2012

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS Money Market VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”). Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Repurchase agreements are carried at cost, which approximates market value (See Note 4a). The Fund values its investments based on amortized cost in accordance with Rule 2a-7 under the 1940 Act.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 ("ASC Topic 820"), fair value is defined as the price that the Fund would receive upon selling an investment in an "arm's length" transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2012, the Fund had no securities classified as Level 3.

14

NOTES TO FINANCIAL STATEMENTS — RS MONEY MARKET VIP SERIES

The Fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2012, there were no transfers between Level 1 and Level 2.

In determining a security’s placement within the hierarchy, the Trust separates the Fund's investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, loans, state, municipal and provincial obligations, certain foreign equity securities and commercial paper and other short-term securities valued at amortized cost in accordance with Rule 2a-7 under the 1940 Act.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund's results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2012, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2012, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2009 and by state authorities for tax years before 2008.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Investment Income Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

e. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations (but not in the Financial Highlights) as a reduction to the Fund’s expenses.

g. Distributions to Shareholders Distributions of net investment income, which includes any net realized capital gains or losses, are typically declared and

15

NOTES TO FINANCIAL STATEMENTS — RS MONEY MARKET VIP SERIES

accrued daily and paid monthly. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.45%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and review by RS Investments. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2013 to limit the Fund's total annual fund operating expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) to 0.54% of the average daily net assets of the Fund. To satisfy the expense limitations, certain affiliates of RS Investments, including GIS, may waive expenses that would otherwise be charged to the Fund or may reimburse expenses incurred by the Fund.

In addition, GIS voluntarily reimbursed expenses of $650,981 to maintain a minimum yield threshold for the Fund during the year ended December 31, 2012. There is no guarantee that the reimbursement will be in effect for subsequent periods.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

RS Investments has an Expense Reimbursement Agreement in place with GIS with respect to certain funds of the Trust. The Expense Reimbursement Agreement provides that GIS will reimburse RS Investments for certain operating expenses and may make additional payments to mitigate losses incurred by RS Investments.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2012 and December 31, 2011, was as follows:

Ordinary Income
2012	$16,665
2011	50,952

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2012, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
$(3,256)	$18	$3,238

16

NOTES TO FINANCIAL STATEMENTS — RS MONEY MARKET VIP SERIES

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2012, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2012 were as follows:

Expiring	Amount
2015	$3,788
2016	18,099
2017	1,824
2018	500

Total	$24,211

Capital loss carryovers of $3,238 expired in the year ended December 31, 2012.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2012, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2012, was $144,799,363 and net unrealized appreciation/(depreciation) was $0.

Note 4. Investments

a. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 5. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund's financial statements and determined that no material events have occurred that require disclosure.

Note 6. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS Money Market VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Money Market VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2013

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements”, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and various sub-advisers (the “Sub-Advisers”) are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 14, 2012, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2012. Before the Board meeting on August 14, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS

Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund. The Independent Trustees took that report into consideration along with the other information presented for their review, but did not regard it as conclusive or determinative.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ advisory fee rate for each Fund compared to peer mutual funds having similar objectives

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the Independent Trustees. In their respective reports, the independent consultant and the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered the supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as averages for competitive peer groups of mutual funds, and the reinvestment by RS Investments in recent and planned hiring of new personnel at various levels.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For RS Partners Fund, which was identified as having expenses at the highest end of the range, the Trustees noted that RS Investments had agreed to additional limitations on the Fund’s total expenses during the past year. For RS Value Fund, which was identified as having expenses at the higher end of the peer group, RS Investments provided additional information with respect to substantial steps taken and certain resources committed recently by the firm to improve the performance of that and other value Funds. The Independent Trustees also noted that RS Investments expects to devote particular attention in the coming year to improving performance for those two Funds and to review the Funds’ relative expense levels with the Trustees in the future in light of that performance. The Trustees agreed to continue to monitor the relevant Funds and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper organization with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted in the reports presented to them that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except as follows: (1) RS Value Fund, which was ranked in the lowest quartile for the one, three and five-year period; and (2) certain other Funds that use a value strategy had lagged their peer funds for the most recent one and three year periods. The Trustees agreed to monitor closely the performance of these Funds. Finally, the Trustees noted that RS Investments had undergone a number of recent changes to executive management, including the hiring of a Chief Investment Officer. Management of RS Investments has assured the Independent Trustees that performance improvement for the Funds with the least favorable relative performance is a high priority for RS Investments in the coming year and that certain initiatives have been undertaken for that purpose.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2011, and for the three months ended March 31, 2012. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. For larger Funds such as the RS Value Fund and RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

The Trustees also noted that the Chief Compliance Officer recited several additional factors in his report:

•	RS Investments has worked with its parent company on the transition to a new Chief Executive Officer and

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

other senior personnel, including the addition of a Chief Investment Officer and Chief Operating Officer. In particular, the new Chief Executive Officer has worked to develop and execute a plan to address coordination between the equity groups and to address performance weaknesses for various Funds.

•

RS Investments has worked to be responsive to concerns raised by the Independent Trustees with respect to the performance of various Funds, including commitments to provide plans for smaller and less successful Funds. Progress in this area is shown by the past liquidation of several small Funds.

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities.

Overall, the Chief Compliance Officer believes RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After reviewing and considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2012.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	34	Envestnet, Inc. (1999–present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	34	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	34	None
Anne M. Goggin, November 1948	Trustee	Since August 2006	Attorney; Chair, Board of Trustees of the Trust (November 2007–September 2012); Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	34	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	34	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007	CEO and Co-Founder of TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999–2005).	34	None

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007–July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006–March 2007).	34	None
Matthew H. Scanlan,*** December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009–December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	34	None
Glen M. Wong, December 1961	Treasurer and Principal Financial and Accounting Officer	Since July 2012	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006–March 2009).	N/A	N/A

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers (continued)
Margherita L. DiManni, February 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2012	General Counsel, RS Investments since March 2012; Vice President and Corporate Initiatives Counsel, The Guardian Life Insurance Company of America (joined 1998).	N/A	N/A
John J. Sanders Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments.	N/A	N/A

+	c/o RS Investments, 388 Market Street, 17th floor, San Francisco, CA 94111
++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
+++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.
*	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.
***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

25

Item 2.	Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics, as defined in this Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments or waivers granted with respect to the Code of Ethics during the year ended December 31, 2012.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Judson Bergman is an audit committee financial expert serving on its audit committee. This individual is “independent,” as defined by this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)-(d)

Fees for services rendered to the registrant by its principal accountant.

Fiscal Year Ended	Audit Fees *	Audit-Related Fees	Tax Fees *	All Other Fees
December 31, 2011	$180,706	$—	$80,523	$—
December 31, 2012	$149,429	$—	$82,320	$—

*	Fees are exclusive of out-of-pocket expenses.

Fees for services rendered by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement related directly to the operations and financial reporting of the registrant.

Fiscal Year Ended	Audit-Related Fees	Tax Fees *	All Other Fees *
December 31, 2011	$—	$—	$210,460
December 31, 2012	$—	$—	$216,300

*	Fees are exclusive of out-of-pocket expenses.

Audit-Related Fees represent fees billed in the registrant’s last two fiscal years for services traditionally performed by the registrant’s auditor, including accounting consultation concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

All Other Fees represent fees billed in the registrant’s last two fiscal years for services relating to examination of investment management controls.

(e)(1)	The registrant’s Audit Committee pre-approves at least annually audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. In addition, the chairman of the Audit Committee is authorized to pre-approve a proposed engagement that arises between meetings of the Audit Committee and that needs to commence prior to the next meeting of the Audit Committee. That approval is reported to the Audit Committee at its next meeting.

(e)(2)	None, or 0%, of services relating to the Audit-Related Fees, Tax Fees and All Other Fees disclosed above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant are $182,953 for 2011 and $435,520 for 2012.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable to the registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	None.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c) (2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RS Variable Products Trust

By (Signature and Title)*	/s/ Matthew H. Scanlan
Matthew H. Scanlan, President
(Principal Executive Officer)

Date: March 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Matthew H. Scanlan
Matthew H. Scanlan, President
(Principal Executive Officer)

Date: March 6, 2013

By (Signature and Title)*	/s/ Glen M. Wong
Glen M. Wong, Treasurer
(Principal Financial Officer)

Date: March 6, 2013